PRELIMINARY COPY DATED SEPTEMBER 11, 2026 — SUBJECT TO COMPLETION
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under § 240.14a-12

TEXAS PACIFIC LAND CORPORATION

(Name of Registrant As Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TEXAS PACIFIC LAND CORPORATION
Proxy Statement 2026

PRELIMINARY COPY DATED SEPTEMBER 11, 2026 — SUBJECT TO COMPLETION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time November 5, 2026 11:00 a.m. CT
Location MARRIOTT DALLAS UPTOWN 3033 Fairmount Street Dallas, Texas 75201
Dear Fellow Stockholders:
We invite you to attend the 2026 Annual Meeting of Stockholders of Texas Pacific Land Corporation, a Delaware corporation (“TPL” or the “Company”), which is scheduled to be held on November 5, 2026, at 11:00 a.m. Central Time (including any adjournment, postponement or continuation thereof, the “Annual Meeting”) at the Marriott Dallas Uptown, 3033 Fairmount Street, Dallas, Texas 75201. At the Annual Meeting, you will be asked to vote on the following proposals (as more fully described in the proxy statement accompanying this notice):
Proposals to Be Voted On
1	To elect nine (9) members of the Company’s Board of Directors to serve until the 2027 annual meeting of stockholders.
2	To approve, by non-binding advisory vote, the executive compensation paid to our named executive officers.
3	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
4	To approve the redomestication of the Company from Delaware to Texas by conversion.
Only holders of shares of our common stock, par value $0.01, as of the close of business on September 10, 2026 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 5, 2026
The Company’s Notice of Annual Meeting of Stockholders, Proxy Statement on Schedule 14A, Annual Report on Form 10-K and form of proxy card are available free of charge at www.proxyvote.com.
YOUR VOTE IS VERY IMPORTANT. We hope you will attend the Annual Meeting. However, whether or not you plan to attend the meeting, please promptly vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials, your proxy card or your voting instruction form, as applicable. If you attend the Annual Meeting and vote in person, your vote by proxy will not be used.
By Order of the Board of Directors,
Rhys J. Best
Chair
[•], 2026
Dallas, Texas

In Memoriam

MURRAY STAHL
Director
On April 7, 2026, Murray Stahl, a member of the Company’s Board of Directors, passed away. Mr. Stahl was the Chief Executive Officer, Chairman of the Board and Chief Investment Strategist of Horizon Kinetics Holding Corporation, which, through various owned subsidiaries, is the Company’s largest stockholder.
Ty Glover, Chief Executive Officer of the Company, said, “Murray was a tremendous advocate for TPL from the very day I joined the Company. His firm, Horizon Kinetics, along with its predecessors, had been TPL’s largest shareholder for many decades. Murray believed in the Company when it was still a thinly-traded, little-known trust that simply owned some land in west Texas. Today, TPL stands as one of the largest publicly-traded energy companies in the world — a transformation that seemed inconceivable to almost everyone just a decade ago. Everyone, that is, except Murray. He was a true independent thinker and a visionary who saw what others could not. I am saddened by his sudden passing, and I will miss his presence in the boardroom and outside of it. On behalf of the entire Company, I offer our condolences to Murray’s family.”
Rhys Best, Chairman of the Company’s Board of Directors, stated, “We will be forever grateful to Murray for his dedication and contribution to TPL. It has been a privilege for me and the other Board members to work alongside Murray. He will be greatly missed.”

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS
PROXY SUMMARY
Date and Time November 5, 2026 11:00 a.m. CT
Location MARRIOTT DALLAS UPTOWN 3033 Fairmount Street Dallas, Texas 75201
2699 Howell Street, Suite 800
Dallas, TX 75204
(214) 969-5530
ABOUT THE ANNUAL MEETING
This proxy statement (this “Proxy Statement”) is being furnished to the stockholders of Texas Pacific Land Corporation (the “Company,” “TPL,” “we,” “our” or “us”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”). The proxies are for use at the 2026 Annual Meeting of Stockholders of the Company scheduled to be held on November 5, 2026, at 11:00 a.m. Central Time (including any adjournment, postponement or continuation thereof, the “Annual Meeting”) at the Marriott Dallas Uptown, 3033 Fairmount Street, Dallas, Texas 75201.
Your vote is extremely important no matter how many shares you own. We hope you will attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting in person, please promptly vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials or your proxy card or voting instruction form, as applicable.
The Company consummated its corporate reorganization from a trust to a corporation (the “Corporate Reorganization”) on January 11, 2021. The trust, known as Texas Pacific Land Trust (the “Trust”) from its inception in 1888 until the Corporate Reorganization, was reorganized into a corporation formed under the laws of the State of Delaware and named Texas Pacific Land Corporation. Any references in this Proxy Statement to the Company, TPL, we, our or us with respect to periods prior to January 11, 2021, refer to the Trust, and references to periods on that date and thereafter refer to Texas Pacific Land Corporation.
The proxy materials were first sent or made available to stockholders on or about [•], 2026.

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

Texas Pacific Land Corporation | Proxy Statement	1

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Why am I receiving these proxy materials?
You are receiving these proxy materials because the Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
We are using the Internet as the primary means of delivering proxy materials to our stockholders. We are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders of record with instructions on how to access the proxy materials online at www.proxyvote.com. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are also included in our filings with the Securities and Exchange Commission (the “SEC”), which you can access electronically at the SEC’s website at www.sec.gov, and are also available on our corporate website at www.TexasPacific.com.
Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce our printing and mailing costs.
What are the matters to be voted on at the Annual Meeting and what are the Board’s voting recommendations?
At the Annual Meeting, stockholders as of the Record Date (as defined below) will be asked to vote on the following matters:
Proposals		Board’s Recommendation	More Information
Proposal 1	Election of nine (9) members of the Board to serve until the 2027 annual meeting of stockholders.	FOR each Nominee	Page 8
Proposal 2	Approval, by non-binding advisory vote, of the executive compensation paid to our Named Executive Officers (as defined herein).	FOR	Page 18
Proposal 3	Ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR	Page 19
Proposal 4	Approval of the redomestication of the Company from Delaware to Texas by conversion.	FOR	Page 20
The proxy solicitation materials are being sent or made available to stockholders as of the Record Date. As of such date, the Company knows of no other matters to be submitted at the Annual Meeting.
Who may vote at the Annual Meeting?
Holders of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on September 10, 2026 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 68,974,683 shares of Common Stock were issued and outstanding. Each share of Common Stock

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QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
is entitled to one vote. Our Second Amended and Restated Certificate of Incorporation, as amended (the “Delaware Charter”) prohibits cumulative voting in the election of directors.
How can I attend the Annual Meeting?
The Annual Meeting will be held on November 5, 2026 at 11:00 a.m. Central Time, at the Marriott Dallas Uptown, 3033 Fairmount Street, Dallas, Texas 75201. Only our stockholders of record as of the Record Date and invited guests of the Company will be permitted to attend the Annual Meeting. In order to be admitted to the Annual Meeting, you must present a government-issued form of picture identification. If you have requested to receive proxy materials by mail, your proxy card enclosed with this Proxy Statement will ask you to indicate if you intend to attend the Annual Meeting; please complete that section so that we may plan accordingly. If you are a stockholder of record, your name will be checked against our list of stockholders of record on the Record Date. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker, bank or nominee, which is considered, with respect to those shares, the stockholder of record. As a result, your name does not appear on our list of stockholders. If your Common Stock is held in “street name,” in order to be admitted to the Annual Meeting, in addition to a voting instruction form and government- issued form of picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the Common Stock as of the Record Date.
The Annual Meeting will be conducted in accordance with the Rules of Conduct established by the Company and posted on the investor relations page of our corporate website prior to the Annual Meeting. Stockholders are encouraged to arrive early to complete registration and security procedures. Admission after commencement of the Annual Meeting may be restricted.
What is the difference between holding shares as a stockholder of record and as a beneficial owner in “street name”?
Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to such shares, the stockholder of record, and the proxy materials are being provided directly to you by us. As the stockholder of record, you have the right to vote in person at the meeting or to grant your voting proxy directly to us.
Beneficial Owner.   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being provided to you by your broker, bank or other nominee, which is considered, with respect to such shares, the stockholder of record. As the beneficial owner of shares, you are invited to attend the Annual Meeting; however, you may not vote your shares at the Annual Meeting unless you obtain a written proxy from your broker, bank or other nominee. For more information on how you may vote your shares, see “If I am a beneficial owner, how do I vote?” below.
If I am a beneficial owner, how do I vote?
If you are a beneficial owner of shares held in street name, you will receive instructions from your broker, bank or other nominee describing how to vote your shares. As the beneficial owner of your shares, you are entitled to direct your broker, bank or other nominee how to vote your shares. You may instruct your broker, bank or other nominee on how to vote by completing the voting instruction form provided to you by your broker, bank or other nominee. You may also vote by telephone or via the Internet if your broker, bank or other nominee makes such methods available, in which case applicable instructions will be provided to you by your broker, bank or other nominee.
How do I vote my shares in person at the Annual Meeting?
First, you must satisfy the requirements for admission to the Annual Meeting. Then, if you are a stockholder of record, you may vote by ballot at the Annual Meeting. If you are a beneficial owner of shares, you may vote shares held in “street name” at the Annual Meeting only if you bring to the Annual Meeting a signed proxy from the record holder (your broker, bank or other nominee) giving you the right to vote the shares, which must be submitted with your ballot at the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance so that your vote will be counted in case you later decide not to attend the Annual Meeting, as well as to facilitate the tabulation of votes.

Texas Pacific Land Corporation | Proxy Statement	3

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
How do I vote my shares without attending the Annual Meeting?
If you are a stockholder of record, you may vote by granting a proxy using any of the following methods:
•
By Internet — By submitting your proxy via the Internet at www.proxyvote.com.

•
By Telephone — If you have requested to receive proxy materials by mail, by following the telephone voting instructions included on the enclosed proxy card.

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By Mail — If you have requested to receive proxy materials by mail, by completing, signing and dating the enclosed proxy card where indicated, and by mailing or otherwise returning the proxy card in the envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

Internet and telephone voting facilities will close at 10:59 p.m. Central Time on November 4, 2026 for the voting of shares held by stockholders of record. Mailed proxy cards should be returned in the envelope provided to you with your proxy card and must be received by November 4, 2026.
Your vote is important, and we strongly encourage you to vote your shares by following the instructions provided on the Notice of Internet Availability or your proxy card. Please vote promptly.
If your shares are held in “street name,” your broker, bank or other nominee should give you instructions for voting your shares. You may be able to vote via the Internet, by telephone or by mail by submitting a voting instruction form to your broker, bank or other nominee by the deadline indicated in such voting instruction form.
The Board has designated our Chief Executive Officer, Tyler Glover, and our Senior Vice President, Secretary and General Counsel, Micheal Dobbs, and each or either of them, as proxies to vote the shares of Common Stock at the Annual Meeting.
How can I ask questions at the Annual Meeting?
You may ask questions relating to any matter being considered at the Annual Meeting in person at the Annual Meeting or by submitting your questions in advance by email to AnnualMeetingTPL@texaspacific.com until 11:59 p.m. Central Time on November 4, 2026. The question-and-answer session will be conducted in accordance with the Rules of Conduct of the Annual Meeting. These Rules of Conduct will be posted on the investor relations page of our corporate website prior to the Annual Meeting and may include certain procedural requirements. We will endeavor to respond at the Annual Meeting to questions that are submitted in accordance with the Rules of Conduct. We may not be able to answer every question submitted, in which case, we may address unanswered questions with the stockholder submitting the question after the Annual Meeting.
What constitutes a quorum?
A majority of the voting power of all of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present, in person or by proxy, at the Annual Meeting in order to have a quorum for the transaction of business. If there is no quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. As of the Record Date, 68,974,683 shares of Common Stock were issued and outstanding.
The independent inspector of elections will determine whether a quorum is present at the Annual Meeting. If you are a beneficial owner of shares of Common Stock and you do not instruct your broker, bank or other nominee how to vote your shares on any of the proposals, and your broker, bank or other nominee submits a proxy with respect to your shares on a matter with respect to which discretionary voting is permitted (as discussed below), your shares will be counted as present at the Annual Meeting for purposes of determining whether a quorum exists. In addition, stockholders of record who are present at the Annual Meeting in person or by proxy will be counted as present at the Annual Meeting for purposes of determining whether a quorum exists, whether or not such holders abstain from voting on any or all of the proposals.
How many votes are required to approve each proposal?
Proposal 1:   Directors will be elected by the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes (if any) will have no effect on the election of directors. The Company’s Fourth Amended

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QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
and Restated Bylaws (the “Delaware Bylaws”) provide for a “majority vote policy.” Under this policy, any nominee for director in an uncontested election who does not receive a majority of the votes cast and is an incumbent director is required to promptly tender his or her resignation, subject to acceptance by the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the tendered resignation or whether other action should be taken. The Board will then act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation within ninety (90) days from the date of the certification of the election results. A director who tenders his or her resignation will not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board with respect to his or her resignation.
Proposal 2:   Approval of executive compensation (on a non-binding advisory basis) requires the affirmative vote of the holders of a majority of the voting power of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. If your shares are represented at the Annual Meeting but you “ABSTAIN” from voting on Proposal 2, the abstention will have the same effect as a vote against the proposal. Broker non-votes (if any) will have no effect on the outcome of this proposal. Because your vote on this matter is advisory, it will not be binding on the Company or the Board. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Proposal 3:   Ratification of the appointment of Deloitte requires the affirmative vote of the holders of a majority of the voting power of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. If your shares are represented at the Annual Meeting but you “ABSTAIN” from voting on Proposal 3, the abstention will have the same effect as a vote against the proposal. Because brokers have discretionary authority to vote on this proposal, broker non-votes are not applicable to this proposal.
Proposal 4:   Approval of the redomestication of the Company from Delaware to Texas by conversion requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote on such proposal. If your shares are represented at the Annual Meeting but you “ABSTAIN” from voting on Proposal 4, the abstention will have the same effect as a vote against the proposal. Broker non-votes (if any) will have the same effect as votes against Proposal 4.
What is a broker non-vote?
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Under applicable rules that govern brokers, banks and other nominees who are voting with respect to shares held in street name, brokers, banks and other nominees ordinarily have the discretion to vote on “routine” matters, but not on “non-routine” matters.
The vote on Proposals 1, 2 and 4 are considered “non-routine.” Accordingly, beneficial owners who do not provide voting instructions to their brokers, banks or other nominees on these proposals will not have their shares voted with respect to such proposals. Proposal 3 constitutes a “routine” proposal. Accordingly, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on such proposal in their discretion.
May I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you may change your vote or revoke any proxy given pursuant to this solicitation at any time before its use by:
•
Delivering written notice of the revocation to the Company’s Secretary at 2699 Howell Street, Suite 800, Dallas, Texas 75204;

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Delivering a duly executed proxy bearing a later date than the proxy that you wish to revoke;

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Submitting a later dated proxy over the telephone or Internet in accordance with the instructions on the enclosed proxy card; or

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Attending the Annual Meeting and voting in person.

If you are the beneficial owner of shares held through a broker, bank or other nominee, then you must follow the specific instructions, including applicable deadlines, provided to you by your broker, bank or other nominee to change or revoke any instructions you have already provided to your broker, bank or other nominee. If you have obtained a voting

Texas Pacific Land Corporation | Proxy Statement	5

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
instruction form from your broker, bank or other nominee that holds your shares giving you the right to vote the shares, you may change your vote by attending the Annual Meeting and voting in person if you provide a legal proxy from your broker, bank or other nominee.
Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.
What happens if I return a proxy card but do not specify how I want my shares voted?
If you are a stockholder of record who returns a signed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies designated on the proxy card will vote your shares for each proposal as to which you did not provide any voting instructions, and such shares will be voted in the following manner:
•
Proposal 1 — FOR the nine (9) director nominees listed in Proposal 1 to serve until the 2027 annual meeting of stockholders;

•
Proposal 2 — FOR the approval, by non-binding advisory vote, of the executive compensation paid to our Named Executive Officers;

•
Proposal 3 — FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

•
Proposal 4 — FOR approval of the redomestication of the Company from Delaware to Texas by conversion.

If you are a beneficial owner of shares held in “street name” and do not provide voting instructions on one or more proposals, your broker, bank or other nominee may be unable to vote your shares on all of the proposals other than Proposal 3. See “What is a broker non-vote?” above.
What if I receive more than one set of proxy materials from the Company?
If your shares are held in more than one account, you will receive more than one Notice of Internet Availability (or, if you have requested to receive proxy materials by mail, more than one proxy card), and in that case, you can and are urged to vote all of your shares by following the instructions on each Notice of Internet Availability (or, if applicable, proxy card) you receive. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.
How may I obtain a stockholder list?
A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days ending on the day before the date of the Annual Meeting during ordinary business hours at the Company’s offices at 2699 Howell Street, Suite 800, Dallas, Texas 75204.
Where can I find the voting results of the meeting?
We plan to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days following the end of the Annual Meeting.
How are proxies being solicited?
Proxies may be solicited by certain of the Company’s directors, officers and administrative personnel, without additional compensation, in person or by telephone, e-mail or facsimile. In addition, we have engaged Innisfree M&A Incorporated as a paid solicitor in connection with the Annual Meeting. The anticipated cost of such service is approximately $50,000. The cost of soliciting proxies will be borne by us. We expect to reimburse brokerage firms, banks, custodians and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.
What is “householding” and will it apply to me?
Some banks, brokers and other record holders use the practice of “householding” notices, proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of notices, proxy statements

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QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and reduces a company’s printing and mailing costs. We will promptly deliver an additional copy of any such document to any stockholder who submits a request, in writing or orally, to receive additional copies. Alternatively, if you share an address with another stockholder and have received multiple copies of our notices, proxy statements and annual reports, you may contact us to request delivery of a single copy of these materials. Any requests for additional or single copies should be directed to Investor Relations at 2699 Howell Street, Suite 800, Dallas, Texas 75204 or by calling (214) 969-5530.
Are stockholders entitled to dissenters’ rights of appraisal in connection with any proposals?
Under the Delaware General Corporation Law and the Delaware Charter, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.
What is the deadline for receipt of director nominations and stockholder proposals to be presented at the 2027 annual meeting of stockholders?
On May 6, 2026, the Company announced that it intends to hold its 2027 annual meeting of stockholders on May 6, 2027. Since we are holding our 2027 annual meeting of stockholders on a date that is more than 30 days from the anniversary of the Annual Meeting, in order for any stockholder proposal submitted pursuant to Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be included in the Company’s Proxy Statement to be issued in connection with the 2027 annual meeting of stockholders, such stockholder proposal must be received a reasonable time before we begin to print and send our proxy materials. The Company will consider proposals received on or before November 27, 2026, as having been received within a reasonable time and may exclude proposals received after such date. Any such stockholder proposal submitted, including any accompanying supporting statement, may not exceed 500 words, as per Rule 14a-8(d) of the Exchange Act.
Since we are holding our 2027 annual meeting of stockholders on a date that is more than 30 before the anniversary of the Annual Meeting, any director nominations or stockholder proposals submitted outside the processes of Rule 14a-8 that a stockholder intends to bring forth at our 2027 annual meeting of stockholders will be untimely unless it is received between January 6, 2027 and February 5, 2027 in accordance with the Delaware Bylaws or the Texas Bylaws (as defined herein), as applicable. The notice must include the information specified in our Delaware Bylaws or the Texas Bylaws (as defined herein), as applicable.
Stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to the Secretary of the Company that sets forth the information required by Rule 14a-19 of the Exchange Act in accordance with and within the time period prescribed in the advance notice provisions of our Delaware Bylaws. Any changes to such dates will be disclosed in our periodic reports on Form 10-Q or Form 10-K, or in a Current Report on Form 8-K, filed with the SEC.

Texas Pacific Land Corporation | Proxy Statement	7

ITEMS OF BUSINESS REQUIRING YOUR VOTE
PROPOSAL 1

ELECTION OF DIRECTORS
The Board currently consists of nine (9) directors. At the Annual Meeting, all nine (9) directors are standing for election for a term of one year expiring at the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to their earlier death, resignation, disqualification or removal.
Each of Rhys J. Best, General Donald G. Cook, Peter Doyle, Barbara J. Duganier, Donna E. Epps, Tyler Glover, Karl F. Kurz, Robert Roosa, and Marguerite Woung-Chapman has been nominated by the Board for election at the Annual Meeting. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected; however, if a nominee should withdraw his or her name from consideration for any reason or otherwise become unable to serve before the Annual Meeting, the Board reserves the right to substitute another person as nominee, and the proxies named in this Proxy Statement will vote for any substitute nominated by the Board.
Cooperation Agreement
On July 28, 2023, the Company entered into a Cooperation Agreement with certain stockholders, including Horizon Kinetics LLC (now Horizon Kinetics Holding Corporation (“Horizon Kinetics”)) and Horizon Kinetics Asset Management LLC (together with Horizon Kinetics and collectively with their respective affiliates, “Horizon”), and SoftVest Advisors, LLC (“SoftVest Advisors”) and SoftVest, L.P. (together with SoftVest Advisors and its affiliates, “SoftVest,” and together with Horizon, the “Investor Group”). The Cooperation Agreement provided for, among other things, mutual non-disparagement covenants and certain standstill obligations for the Investor Group as long as one of Murray Stahl or Eric Oliver remained on the Board. Mr. Oliver did not seek re-election to the Board at the Company’s 2025 annual meeting of stockholders, and the Cooperation Agreement terminated on April 7, 2026, upon the passing of Mr. Stahl.
Board Representative Agreement
On May 5, 2026, the Company entered into a Board Representative Agreement (the “Board Representative Agreement”) with Horizon, pursuant to which, among other things, (i) the Company agreed to nominate a designee of Horizon (the “HK Designee”) for election to the Board, subject to the approval of the Nominating and Corporate Governance Committee, at the Annual Meeting, and (ii) the Company and Horizon agreed to mutual non-disparagement covenants and certain standstill obligations for Horizon similar to those contained in the Cooperation Agreement as long as the HK Designee serves on the Board. Pursuant to the Board Representative Agreement, Peter Doyle was selected as the HK Designee and will stand for election at the Annual Meeting.
Board of Directors
The following table sets forth information with respect to our current directors, all of whom are standing for election at the Annual Meeting.
Name	Age	Position
Rhys J. Best	80	Director, Chair
General Donald G. Cook, USAF (Ret.)	80	Director
Peter Doyle	64	Director
Barbara J. Duganier	68	Director
Donna E. Epps	62	Director
Tyler Glover	41	President, CEO & Director
Karl F. Kurz	65	Director
Robert Roosa	56	Director
Marguerite Woung-Chapman	61	Director

8	Texas Pacific Land Corporation | Proxy Statement

Proposal One Election of Officers
Our director nominees bring to the Board a wide range of skills, qualifications, experience, perspectives and diverse characteristics that enhance the Board’s ability to carry out its oversight role on behalf of our stockholders. The following table sets forth a summary of the qualifications and experiences of each director nominee, which we believe are relevant to our business. Because this is a summary, it does not include all of the skills, experiences and qualifications that each director nominee offers.

Texas Pacific Land Corporation | Proxy Statement	9

PROPOSAL 1 ELECTION OF DIRECTORS
Qualifications and Experience
	Best	Cook	Doyle	Duganier	Epps	Glover	Kurz	Roosa	Woung- Chapman	Total
Public Company CEO or COO Experience	✓		✓			✓	✓	✓		5 of 9
Financial Oversight/Accounting
Senior executive level experience in financial accounting and reporting, auditing, corporate financing and/or internal controls or experience in the financial services industry	✓			✓	✓		✓	✓		5 of 9
Industry Experience Experience as an executive or director in, or in other leadership positions working with the oil and gas industry and knowledge of the risks related to the industry	✓	✓		✓		✓	✓	✓	✓	7 of 9
Public Policy/Regulatory Experience in or a strong understanding of the regulatory issues facing the oil and gas industry and public policy on a local, state and national level	✓					✓	✓	✓	✓	5 of 9
HES Experience Experience with direct control or accountability for health, environmental, safety and social responsibility management	✓	✓		✓	✓	✓	✓		✓	7 of 9
Risk Management Executive experience evaluating significant risks and providing effective oversight of risk management processes, including cyber security risk and financial risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	9 of 9
Independence Satisfies the independence requirements of the NYSE and SEC	✓	✓	✓	✓	✓		✓	✓	✓	8 of 9
Public Company Board Experience Including corporate governance experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	9 of 9
Gender	Female	Male
	3	6
Demographics
African American or Black
Native American
Asian
Hispanic or Latino
Caucasian	2	6
Two or More Races or Ethnicities	1

10	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 1 ELECTION OF DIRECTORS
DIRECTOR NOMINEES

RHYS J. BEST Director, Chair AGE: 80 DIRECTOR SINCE: April 2022
Mr. Best serves as non-executive Chair of the Board (the “Chair”) and has been a member of the Board since April 15, 2022. Mr. Best currently serves on the board of Arcosa Inc. (NYSE: ACA) (since 2018), where he serves as the non-executive chairman of the board, and as a Trustee of the Texas Capital Funds Trust (NYSE Arca: TXS) (since 2026). Mr. Best previously served on the board of directors of Cabot Oil and Gas Corp. (from 2008 to 2021, including serving as lead director in 2021), his term ending after the company merged with Cimarex Energy in 2021 to form Coterra Energy (NYSE: CTRA). Mr. Best also previously served on the boards of directors of Commercial Metals Company (NYSE: CMC) (from 2010 to 2022), Crosstex Energy, LP, an integrated, multi-commodity midstream enterprise (NASDAQ: XTEX) (from 2004 to 2014, including serving as chairman of the board from 2009 to 2014), MRC Global, Inc., a pipe, valve and fitting distribution business (NYSE: MRC) (from 2008 to 2022, including serving as chairman of the board from 2016 to 2022), Trinity Industries, Inc. (NYSE: TRN) (from 2005 to 2018), and Austin Industries, an employee-owned construction company (from 2007 to 2018, including serving as chairman of the board from 2013 to 2018). Mr. Best is the former Chairman, President and Chief Executive Officer of Lone Star Technologies, Inc., an energy services and supply company, a role he retired from in 2007 after the successful merger with United States Steel Company (NYSE: X). In 2014, Mr. Best was recognized as Director of the Year by the National Association of Corporate Directors.
QUALIFICATIONS
Mr. Best’s qualifications to serve as a director include his extensive business experience, including as a senior executive at leading companies in the oil and gas industry, and his public company board and corporate governance experience.

Texas Pacific Land Corporation | Proxy Statement	11

PROPOSAL 1 ELECTION OF DIRECTORS
DONALD G. COOK Director AGE: 80 DIRECTOR SINCE: January 2021
General Cook has been a member of the Board since January 11, 2021. General Cook previously served on the board of directors of Crane Co. (NYSE: CR) (from 2005 to 2022), USAA Federal Savings Bank (from 2007 to 2018), U.S. Security Associates Inc., a Goldman Sachs portfolio company (from 2011 to 2018), and Hawker Beechcraft Inc., another Goldman Sachs portfolio company (from 2007 to 2014). General Cook served on the board of directors of Burlington Northern Santa Fe Railroad for almost five years until it was sold to Berkshire Hathaway in 2010 in a transaction valued at $44 billion. He is a former senior consultant for Lockheed Martin Corporation. General Cook also serves as a senior advisor to Portage Point Partners and served as a senior advisor to Alvest, a private French aviation firm, from 2022 to 2023. In addition to his extensive corporate governance experience, General Cook was the former Chairman of the San Antonio advisory board of the NACD Texas TriCities Chapter, a group recognized as the authority on leading boardroom practices. General Cook had numerous command and high-level staff assignments during his 36-year career with the U.S. Air Force and retired as a four-star General. He commanded a flying training wing and two space wings, the 20th Air Force (the nation’s nuclear Intercontinental Ballistic Missile force) and was interim Commander of Air Combat Command during the September 11 attacks. General Cook served as the Chief of the Senate Liaison Office and on the staff of the House Armed Services Committee in the U.S. House of Representatives. Prior to his retirement from the Air Force in August 2005, General Cook’s culminating assignment was Commander, Air Education and Training Command at Randolph Air Force Base in Texas, where he was responsible for executing the $8 billion annual budget to recruit, train and educate Air Force personnel, safely implementing the 500,000-hour annual flying hour program and providing for the leadership, welfare, and oversight of 90,000 military and civilian personnel in the command. He was twice awarded the Distinguished Service Medal for exceptional leadership.
General Cook serves on the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.
QUALIFICATIONS
General Cook’s qualifications to serve as a director include his extensive experience on multiple public company boards and with corporate governance and executive compensation, as well as his senior leadership experience resulting from his tenure of command in the U.S. Air Force.

12	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 1 ELECTION OF DIRECTORS
PETER DOYLE Director AGE: 64 DIRECTOR SINCE: May 2026
Mr. Doyle has been a member of the Board since May 5, 2026. Mr. Doyle is a Co-Founder and the Co-Chief Executive Officer of Horizon Kinetics, which is a passive investor in certain of TPL’s direct and indirect competitors. He is a senior member of the Horizon Kinetics research team, and a member of the Investment Committee and the Board of Directors. Mr. Doyle has worked for Horizon Kinetics since its founding in 1994. Mr. Doyle is also the President of Kinetics Mutual Funds, Inc., a series of investment companies managed by the Horizon Kinetics. Mr. Doyle is a Co-Portfolio Manager for several registered investment companies, private funds, and separately managed accounts. Mr. Doyle is also the Co-Chief Executive Officer of FRMO Corp., an affiliated publicly traded company. Previously, Mr. Doyle was with Bankers Trust Company as a Senior Investment Officer, where he also served on the Finance, Utility and REIT Research sub-group teams. Mr. Doyle received a BS from St. John’s University and an MBA from Fordham University.
Mr. Doyle serves on the Strategic Acquisitions Committee.
QUALIFICATIONS
Mr. Doyle’s qualifications to serve as a director include his over 40 years of investment experience, including in the energy and minerals space.

Texas Pacific Land Corporation | Proxy Statement	13

PROPOSAL 1 ELECTION OF DIRECTORS
BARBARA J. DUGANIER Director AGE: 68 DIRECTOR SINCE: January 2021
Ms. Duganier has been a member of the Board since January 11, 2021. Ms. Duganier currently serves on the board of directors of CenterPoint Energy (NYSE: CNP), an electric transmission and distribution, natural gas distribution and energy services company, where she chairs the audit committee and serves on the safety and operations committee, and Arcadis NV (Euronext: ARCADIS), where she serves on the sustainability committee and the audit and risk committee. Ms. Duganier also serves on the board of directors of two private companies: McDermott International, Ltd. (since 2020), a fully integrated provider of engineering and construction solutions to the energy industry; and Pattern Energy Group LP (since 2021), a private renewable energy company focused on wind, solar, transmission and storage. Ms. Duganier previously served on the board of directors of the general partner of Buckeye Partners, L.P. (NYSE: BPL), a midstream oil and gas master limited partnership, where she chaired the audit committee until the company’s sale in November 2019; of Noble Energy (NASDAQ: NBL), an exploration and production company, until the company’s sale in October 2020; of West Monroe Partners, a management and technology consulting firm, where she was the lead independent director until the sale of the company in November 2021; and of MRC Global Inc. (NYSE: MRC) (2015-2024), an industrial distributor of pipes, valves and other related products and services to the energy industry, where, during her term, she chaired the ESG and enterprise risk committee and audit committee. From 2004 to 2013, Ms. Duganier was a Managing Director at Accenture, a multinational professional services company that provides services in strategy, consulting, digital technology, and operations. She held various leadership and management positions in Accenture’s outsourcing business, including Global Chief Strategy Officer and Global Growth and Offering Development Lead. A year prior to joining Accenture, she served as an independent consultant to Duke Energy North America. From 1979 to 2002, Ms. Duganier, who is a licensed certified public accountant in the State of Texas, worked at Arthur Andersen LLP, where she served as an auditor and financial consultant, as well as in various leadership and management roles, including Global Chief Financial Officer of Andersen Worldwide. Ms. Duganier is the former chairperson of the National Association of Corporate Directors Texas TriCities (NACD TTC) board of directors. Ms. Duganier holds the NACD Director Certification, is an NACD Leadership Fellow, and holds the CERT Cybersecurity Oversight Certification and Effective AI Oversight for Directors Certification from Carnegie Mellon University.
Ms. Duganier serves on and is the chair of the Compensation Committee and serves on the Audit Committee and the Strategic Acquisitions Committee.
QUALIFICATIONS
Ms. Duganier’s extensive executive experience overseeing large organizations, her diverse public company board experience (including in the energy industry), and her training and experience as a certified public accountant make her well-qualified to serve on the Board.

14	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 1 ELECTION OF DIRECTORS
DONNA E. EPPS Director AGE: 62 DIRECTOR SINCE: January 2021
Ms. Epps has been a member of the Board since January 11, 2021. Ms. Epps currently serves on the board of directors of Saia, Inc. (NASDAQ: SAIA) (since 2019), where she serves on the audit committee and the nominating and governance committee, and on the board of directors of Texas Roadhouse, Inc. (NASDAQ: TXRH), where she serves as chair of the audit committee, and as a member of the nominating and governance committee. Ms. Epps was with Deloitte LLP, a multinational professional services network, for over 30 years. Ms. Epps served as an attest Partner of Deloitte LLP from 1998 through 2003 and as a Risk and Financial Advisory Partner of Deloitte LLP from 2004 until her retirement in 2017. During her time at Deloitte LLP, Ms. Epps helped companies develop and implement proactive enterprise risk and compliance programs, focusing on value protection and creation, and provided attest services and financial advisory services in governance, risk and compliance matters to private and public companies across multiple industries. Ms. Epps is currently a licensed certified public accountant in the State of Texas and a member of the North Texas Chapter of the National Association of Corporate Directors Board. Ms. Epps has served as chair of the Girl Scouts of Northeast Texas Board since April 2021.
Ms. Epps serves on and is the chair of the Audit Committee and serves on the Nominating and Corporate Governance Committee.
QUALIFICATIONS
Ms. Epps’s significant audit, governance, risk, and compliance experience as a provider of attest, financial advisory and other consulting services to private and public companies across multiple industries makes her well-qualified to serve on the Board.

TYLER GLOVER President, CEO & Director
Mr. Glover has been a member of the Board and served as TPL’s President and Chief Executive Officer since January 11, 2021. Mr. Glover served as Chief Executive Officer, Co-General Agent and Secretary of the Trust from November 2016 to January 11, 2021. Mr. Glover also currently serves as President and Chief Executive Officer of Texas Pacific Water Resources LLC (“TPWR”), a wholly owned subsidiary of TPL, in which capacity he has acted since its formation in June 2017. Mr. Glover previously served as Assistant General Agent of the Trust from December 2014 to November 2016 and has over 17 years of energy services and land management experience.
QUALIFICATIONS
Mr. Glover’s qualifications to serve as a director include his extensive energy industry and land management expertise and his deep knowledge of TPL gained through his experience as an officer at the Company, including at the Trust.

AGE: 41 DIRECTOR SINCE: January 2021

Texas Pacific Land Corporation | Proxy Statement	15

PROPOSAL 1 ELECTION OF DIRECTORS
KARL F. KURZ Director AGE: 65 DIRECTOR SINCE: April 2022
Mr. Kurz has been a member of the Board since April 15, 2022. Mr. Kurz is currently a non-executive chairman of the board of directors at American Water Works Co., Inc. (NYSE: AWK) and a member of the board of directors at Devon Energy Corporation (NYSE: DVN) where he serves on the compensation committee and governance, environmental & public policy committee and chairs the reserves committee. Mr. Kurz previously served on the board of directors of SemGroup Corporation (NYSE: SEMG), Western Gas Partners LP (NYSE: WES), WPX Energy Inc. (NYSE: WPX) and Global Geophysical Services Inc. (NYSE: GGS). Mr. Kurz has served on multiple for profit and non-profit boards of directors.
Mr. Kurz also has extensive private equity experience that includes serving as an operating advisor at Ares Capital and a partner at CCMP Capital Advisors, where he focused on investments in the oil and gas upstream and midstream sectors. He spent nine years at Anadarko Petroleum Corporation, where he held roles as Chief Operating Officer, Senior Vice President of Northern America Operations and Vice President of Midstream and Marketing.
Mr. Kurz serves on and is the chair of the Strategic Acquisitions Committee and serves on the Compensation Committee.
QUALIFICATIONS
Mr. Kurz’s qualifications to serve as a director include his extensive business experience, including as an accomplished senior oil and gas industry executive, and his public company board experience in the utility, energy and infrastructure space.

ROBERT ROOSA Director AGE: 56 DIRECTOR SINCE: November 2023
Mr. Roosa has been a member of the Board since November 10, 2023. Mr. Roosa is a Partner in Brigham Royalties and has served as its Chief Executive Officer since January 2023. Mr. Roosa previously served as President of Brigham Minerals, Inc. (NYSE: MNRL) (“Brigham”) from its inception in November 2012 and as its Chief Executive Officer from July 2017 until its acquisition by Sitio Royalties Corp. in December 2022. Mr. Roosa also served as a director of Brigham from May 2018 until 2022. Mr. Roosa served as the President of Anthem Ventures, LLC, a family office, between January 2012 and January 2017. Mr. Roosa held various roles, including Director of Finance and Investor Relations, while at Brigham Exploration Company from 2006 until its sale to Statoil ASA in December 2011. From 2000 to 2006, Mr. Roosa held a series of positions at Exxon Mobil Corporation (NYSE: XOM), an oil and gas company, in the Corporate Treasurer’s Department. Prior to 2000, Mr. Roosa worked for Cooper Industries, an electrical products manufacturing company, in its Corporate Controllers and Audit Groups and with the accounting firm Deloitte & Touche LLP in its audit function. Mr. Roosa graduated from Southern Methodist University with a Master of Business Administration and from the University of Texas at Austin with a Bachelor of Business Administration.
Mr. Roosa serves on the Audit Committee, the Compensation Committee and the Strategic Acquisitions Committee.
QUALIFICATIONS
Mr. Roosa brings extensive knowledge of the mineral royalty acquisitions industry and executive experience to the Board.

16	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 1 ELECTION OF DIRECTORS
MARGUERITE WOUNG- CHAPMAN Director AGE: 61 DIRECTOR SINCE: November 2023
Ms. Woung-Chapman has been a member of the Board since November 10, 2023. Ms. Woung-Chapman also serves on the board of directors of Chord Energy Corporation (NASDAQ: CHRD), a scaled unconventional U.S. oil producer with a premier Williston Basin acreage position, and serves on the compensation and human resources committee, and as chair of the nominating and governance committee. Ms. Woung-Chapman previously served as a director of Summit Midstream Corporation (NYSE: SMC), a value-driven corporation focused on developing, owning and operating midstream energy infrastructure assets located in unconventional resource basins, primarily shale formations, in the continental United States, where she served as chair of their nominating, governance and sustainability committee and as a member of their compensation committee. Ms. Woung-Chapman retired from the SMC board of directors effective March 15, 2026. She was also previously a member of the board directors of Oasis Petroleum, Inc. and chair of the board of directors and President of the Council of the Girl Scouts of San Jacinto Council. Ms. Woung-Chapman began her career as a corporate attorney with El Paso Corporation (including its predecessors) and during her tenure from 1991 until 2012, served as Vice President, Legal Shared Services, Corporate Secretary and Chief Governance Officer, among other positions. From 2012 to 2017, Ms. Woung-Chapman served in various capacities at EP Energy Corporation, a private company that subsequently became an NYSE-listed independent oil and gas exploration and production company, including, among others, Senior Vice President, Land Administration, General Counsel and Corporate Secretary. In 2018, Ms. Woung-Chapman served as Senior Vice President, General Counsel and Corporate Secretary of Energy XXI Gulf Coast, Inc., an independent exploration and production company that was engaged in the development, exploitation and acquisition of oil and natural gas properties in the U.S. Gulf Coast region until its acquisition by Cox Oil. Ms. Woung-Chapman holds a Bachelor of Science in Linguistics from Georgetown University and a J.D. from the Georgetown University Law Center.
Ms. Woung-Chapman serves and is the chair of the Nominating and Corporate Governance Committee and also serves on the Audit Committee.
QUALIFICATIONS
Ms. Woung-Chapman’s qualifications to serve as director include her valuable expertise in all aspects of management and strategic direction of publicly traded energy companies and her unique combination of experience in corporate governance, regulatory, compliance, corporate and asset transactions, legal and business administration.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. There are no legal proceedings involving any director, person nominated to become a director or executive officer of the Company that are material to an evaluation of their ability or integrity or in which any director, person nominated to become a director or executive officer, or any associate thereof, is a party adverse to the Company or its subsidiaries or has a material interest adverse to the Company or its subsidiaries.
Directors will be elected by the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes (if any) will have no effect on the election of directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

Texas Pacific Land Corporation | Proxy Statement	17

PROPOSAL 2

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to Section 14A(a)(1) of the Exchange Act, we are asking our stockholders to vote to approve, on a non-binding advisory basis, the executive compensation paid to our Named Executive Officers as disclosed in this Proxy Statement.
We believe that our executive compensation programs must be closely linked to our stockholders’ interests, and we welcome our stockholders’ input in this area. In the last several years, we have engaged in significant stockholder outreach regarding our executive compensation program, including directly contacting many of our stockholders, hosting stockholder meetings regarding executive compensation with independent members of our Board and senior management, and soliciting stockholder feedback on executive compensation through a third-party perception survey. Feedback from these efforts has been discussed with management and relayed to the full Board and the relevant committees of the Board. After careful consideration of the feedback received, our Board and management team have taken various actions to enhance our compensation policies in the last several years. For more information, see the section titled “Corporate Governance and Board Structure — Stockholder Engagement and Communications with Directors” in this Proxy Statement.
Our compensation programs are intended to attract, motivate, and retain the individuals we need to drive business success. Please read the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and accompanying narrative for a detailed description of the fiscal year 2025 compensation of our Named Executive Officers. We believe that the 2025 compensation of each of our Named Executive Officers was reasonable and appropriate and was aligned with the Company’s 2025 results.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers. This vote is advisory only and is not binding on the Company or the Board. Although the vote is non-binding, our Board values the opinions of our stockholders, and the Board and the Compensation Committee will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.
At the 2021 annual meeting of stockholders, a majority of the votes cast voted in favor of holding an advisory vote to approve executive compensation every year. The Board considered these voting results and decided to adopt a policy providing for an annual advisory stockholder vote to approve our executive compensation. The next stockholder advisory vote to approve executive compensation is expected to occur at the 2027 annual meeting of stockholders, and the next advisory vote to determine the frequency of future advisory votes on executive compensation is expected to occur at the 2027 annual meeting of stockholders.
Approval of this proposal requires the affirmative vote of a majority of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Accordingly, we ask our stockholders to vote in favor of the following resolution:
“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the executive compensation paid to the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

18	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board has selected Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026, subject to ratification by our stockholders at the Annual Meeting. Deloitte has been our independent registered public accounting firm since April 2021. A representative of Deloitte is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
Although ratification is not required by our Delaware Bylaws or otherwise, the Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders’ views on the Company’s independent registered public accounting firm.
In the event our stockholders fail to ratify the selection of Deloitte, it will be considered a recommendation to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection of Deloitte is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. More information about our independent registered public accounting firm is available under the heading “Independent Registered Public Accounting Firm” on page 103 below.
Approval of this proposal requires the affirmative vote of a majority of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes “AGAINST” this proposal. Because brokers have discretionary authority to vote on this proposal, broker non-votes are not applicable to this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

Texas Pacific Land Corporation | Proxy Statement	19

PROPOSAL 4

APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Introduction
After careful consideration, the Board has approved, subject to stockholder approval, the redomestication by way of conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”). The Company refers to the proposed redomestication of the Delaware Corporation by way of a conversion into the Texas Corporation as the “Texas Redomestication” and the proposal as the “Texas Redomestication Proposal.”
The Board has determined that the Texas Redomestication is in the best interests of the Company and its stockholders and recommends that stockholders approve the Texas Redomestication Proposal and adopt the resolutions of the Board approving the Texas Redomestication attached as Appendix B to this Proxy Statement, for the reasons set forth below.
Reasons for the Texas Redomestication
The Board’s determination that the Texas Redomestication is in the best interests of the Company and its stockholders, and the Board’s decision to recommend that the Company’s stockholders vote to approve the Texas Redomestication, were the result of extensive deliberation and consideration, including discussions with management and legal counsel. As described further below, the Board believes that, given the Company’s deep ties to Texas and significant presence in the state, as well as recent developments in Texas’s legal framework, the Texas Redomestication will further the ability of the Board and management to execute the Company’s strategy and generate long-term stockholder value. In this regard, the Board considered the following factors, among others:
•
Texas is, and has always been, the Company’s home. The Texas Redomestication would align the Company’s legal home with its roots, physical footprint and long-standing operational nexus, reinforcing a commitment already demonstrated through decades of investment in the state’s economy.

•
Texas law is expected to provide greater certainty for Board and management decision-making, particularly with respect to innovative, large-scale strategic actions and the limitation of frivolous litigation, while retaining comparable rights for stockholders.

•
Incorporating in Texas will deepen the Company’s ties to state and local communities, including government officials, employees, and other stakeholders that are integral to the Company’s long-term success and competitive positioning.

•
Texas provides a more business-friendly environment and lower operating costs compared to Delaware.

Texas Is, and Has Been for More Than 130 Years, TPL’s Home
The Company’s connections to the State of Texas are central to the Company’s identity and strategy. The Company was originally organized as Texas Pacific Land Trust under a Declaration of Trust, dated February 1, 1888 (the “Declaration of Trust”), to receive and hold title to extensive tracts of land that were previously property of the Texas and Pacific Railway Company. For nearly 140 years, TPL has been one of the largest landowners in the State of Texas and today owns approximately 894,000 acres in the State of Texas.
The Company’s physical headquarters, business operations, executive management team, employees and a majority of the Board members are based in Texas. The Company’s Board meetings and the Company’s annual stockholders’ meetings have historically been held in Texas. Virtually all of the Company’s land holdings, which are the foundation of its business and the value it has created for stockholders, are located in Texas. Operationally and practically, Texas is the Company’s home.

20	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
The Texas Redomestication would formalize and strengthen the Company’s longstanding connection and commitment to the State of Texas, align the Company’s governance, legal framework and operations with its culture, history, identity, strategic position and home and, importantly, allow stockholders to enjoy the benefits that come from such consistency.
The Company’s History as a Delaware Corporation
From 1888 through 2021, the Company operated as a business trust. On June 23, 2019, the Trustees of the Trust (the “Trustees”) formed the Conversion Exploration Committee (the “Conversion Committee”) to assist the Trustees in evaluating of whether the Trust should take steps to effect the corporate reorganization and become a corporation with shares publicly traded on a national stock exchange or remain a business trust (with potential amendments to the Declaration of Trust). The Conversion Committee was initially composed of the Trustees, current Board member General Donald G. Cook, USAF (Ret.) and several large sub-share certificate holders. After much study and deliberation, on January 21, 2020, the Conversion Committee recommended to the Trustees that the Trust approve a plan of corporate reorganization that included reorganizing the Trust into a Delaware corporation. In 2021, the Trust reorganized from a business trust to a Delaware corporation. Delaware was selected as the Company’s state of incorporation due to the predictability and responsiveness of the Delaware legal regime for corporations. However, since the Company’s incorporation, the legal framework in Texas has evolved in a manner which is expected to provide significant benefits for the Company and its stockholders.
Prior to the reorganization, the Trust had no connection to the state of Delaware. Other than its state of incorporation, the Company has no current connection with, nexus to, or meaningful presence in the State of Delaware. The Company does not do business in Delaware and has no assets in Delaware. The Company’s executives and management do not operate in Delaware, and the Company does not hold Board meetings in Delaware.
Texas’s Business-Friendly Mindset and Policies Support the Company’s Growth and Value Generation
Texas is one of the world’s largest economies and is widely recognized as one of the most business-friendly states in the country. The State of Texas has developed common-sense policies that support business investment, job creation and technological innovation and has demonstrated a willingness to engage with corporations and implement regulations that reflect practical considerations and support stockholder value. The State of Texas’s regulatory framework emphasizes practical and efficient governance, minimizing unnecessary administrative burdens and compliance costs. The Board believes that Texas’s economic policies and environment provides a strong foundation for long-term growth and may enhance long-term stockholder value.
Texas Has Modern and Effective Corporate Law that Provides Greater Certainty for Decision-Making
As a result of amendments to modernize the Texas Business Organizations Code (the “TBOC”) in 2025 (the “Texas Law Amendments”), which are further described below, Texas has emerged as a leading jurisdiction of incorporation for public companies. The Board believes that recent changes in Texas law, which created a specialized business court (the “Texas Business Court”), increased statutory clarity and codified key protections for boards and stockholders, offer Texas-domiciled corporations key advantages over those incorporated in Delaware.
Delaware case law is fact-specific, with the Delaware Chancery Court wielding significant influence and ability to change corporate law without notice, and without first giving corporations the opportunity to deliver feedback. In contrast, Texas has corporate code that has clearly defined actions that will result in director liability, which the Board expects to provide stability and freedom to act decisively to create stockholder value.
The Texas Law Amendments included Texas Senate Bill 29, effective May 14, 2025, which expressly codified the business judgment rule for publicly traded Texas corporations (and other Texas corporations that opt in). This codification creates a statutory presumption that directors and officers act in good faith, on an informed basis, in the best interests of the corporation, and in compliance with the entity’s governing documents when making business decisions. This codification would, if the Texas Redomestication is approved, give the Company and its stockholders greater certainty about how courts will review board decisions, replacing standards that are subject to judicial interpretation with clear statutory rules that protect good faith judgments made in a dynamic and complex business environment. The Texas Law Amendments also provide additional statutory protections for directors and officers against stockholder claims for breach of the duty of care and, subject to specified conditions, permit a Texas corporation to limit or eliminate the liability of its officers for monetary damages for certain acts or omissions in their officer capacities. These additional protections are expected to support the Company’s ability to attract and retain top talent necessary to oversee and drive strategic execution and reduce the risk that defensive decision-making could detract from the creation of stockholder value.
In conjunction with the Texas Law Amendments, Texas established the Texas Business Court to preside over certain corporate and commercial claims, analogous to Delaware’s Court of Chancery (the “Delaware Court”) and presided over

Texas Pacific Land Corporation | Proxy Statement	21

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
by judges with substantial experience in complex civil litigation and business disputes. The Board expects that establishing an exclusive forum in the Texas Business Court will provide the Company with a reliable and expert forum for efficient dispute resolution.
In sum, the Board considered that Texas’s statute-based approach of defining key requirements for internal management of a corporation’s affairs reduces reliance on judicial discretion and therefore offers potentially more predictable standards to guide corporate conduct, compared to Delaware’s case-law focused approach.
Redomestication Preserves Important Stockholder Economic and Voting Rights
The Board expressly considered stockholders’ rights under Delaware law and Texas law and believes that the economic and voting rights of stockholders would, on balance, be reasonably comparable as a result of the proposed Texas Redomestication (as summarized below in the section titled “Comparison of Stockholder Rights under Delaware and Texas Law”). For example, both Delaware and Texas allow similar rules on the removal of directors with or without cause, voting thresholds for charter and bylaw amendments, blank check preferred stock, stock buybacks, distribution of dividends, and appraisal rights for certain corporate actions.
The proposed Texas certificate of formation (the “Texas Certificate of Formation”) and the proposed Texas bylaws (the “Texas Bylaws,” together with the Texas Certificate of Formation, the “Texas Governing Documents”) have been drafted with an intent to generally preserve the current Delaware Charter and the current Delaware Bylaws and to retain comparable stockholder economic and voting rights to the extent the Board deemed appropriate. The Texas Governing Documents are included as Appendix D and Appendix E to this Proxy Statement. Where there appear to be distinctions between Delaware corporate law and Texas corporate law, the Board concluded that most were differences in default rules that were either not material to the Company or could be reconciled by choices in the Texas Governing Documents (see the section titled “Certain Differences Between Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws” below for the Company’s summary of certain key differences between the Delaware Charter and Delaware Bylaws and the Texas Certificate of Formation and Texas Bylaws, respectively).
Importantly, while the Texas Redomestication would change the Company’s state of incorporation, it would not change the Company’s commitment to effective governance or accountability to stockholders. The Texas Governing Documents maintain the Company’s majority voting standard for uncontested direction elections, annually elected directors and proxy access and preserve the ability of stockholders to call special meetings. The Company is not adopting any elective provisions of the TBOC that weaken stockholder rights as compared to Delaware law in connection with the Texas Redomestication.
Nor would the Texas Redomestication change the Company’s commitment to effective communication with stockholders. The Company welcomes stockholder feedback and values constructive engagement, which helps strengthen the Company’s governance practices, inform the Company’s strategic decisions and support alignment with stockholder interests. The Company also intends to continue to provide the Company’s stockholders with transparent, useful disclosures that support informed decision-making.
Redomestication to Texas May Reduce Opportunistic and Frivolous Litigation
The Texas Redomestication may reduce the potential for opportunistic and frivolous litigation against the Company, its subsidiaries and their directors and officers. The Board considered the growing volume and cost of stockholder litigation in Delaware, including certain high-profile cases that have generated significant expense and distraction for public companies and their boards. Claims against public company directors and officers can impose substantial defense expenses, divert management’s attention from a public company’s operations, and can deter highly qualified individuals from serving as directors or officers, often without providing meaningful benefit to the public company or its stockholders.
Texas’s codification of the business judgment rule gives the leadership of Texas corporations more protection to confidently make decisions in a complex marketplace. Although codifying the business judgment rule may lower the volume and severity of stockholder litigation over business decisions, it does not eliminate liability for fraud, intentional misconduct, knowing legal violations or ultra vires acts. A plaintiff asserting breach of any fiduciary duty in Texas must now both rebut at least one of those presumptions and plead and prove that the breach involved fraud, intentional misconduct, a knowing violation of law or an ultra vires act. The Board and management believe that the Texas Law Amendments will result in a shift toward fewer but more meritorious cases, with stronger pleadings and more decisions resolved at the motion to dismiss or summary judgment stage rather than through costly, discovery-heavy litigation. For Texas corporations and their insurers that provide directors’ and officers’ liability coverage, this greater predictability can reduce defense costs, settlement pressure, and the need to “price in” expensive litigation risk for board decisions.

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Further, Texas law now allows corporations to establish in their certificate of formation or bylaws an exclusive forum for proceedings related to “internal entity claims,” as defined in the TBOC, and to adopt advance jury trial waivers, further improving predictability, reducing duplicative multi-forum litigation risk, and potentially lowering the cost of resolving governance disputes for the benefit of all stockholders. The Company believes that establishing an exclusive forum in the Texas Business Court and implementing a waiver of jury trial provision could reduce its future litigation costs by limiting the locale of such proceedings and eliminating jury trials of internal entity claims. Therefore, the Company has included an exclusive forum provision and a waiver of jury trial in the Texas Certificate of Formation.
In sum, the Board believes that the Company’s move to Texas would couple stronger protection for good faith decision-making with remedies reserved for true misconduct, positioning the Company to compete more effectively, attract and retain high-caliber directors and executives, and deliver durable value for its stockholders. The Board considered the increasingly litigious environment in Delaware and its potential to cause unnecessary distraction to the Company’s directors and management team. The Board believes that the Texas Redomestication may help the Company attract and retain qualified management and directors by reducing the risk of opportunistic and frivolous lawsuits. In addition, following the Texas Redomestication, litigation involving the Company’s internal affairs would generally be conducted in Texas, which the Board believes may reduce the time, expense and disruption associated with litigating such matters in a different state. The Texas Redomestication may also generate direct cost savings for the Company and its stockholders, who ultimately bear the financial impact of corporate litigation as a result of costs for attorneys’ fees, indemnification payments, and higher directors’ and officers’ insurance premiums.
The TBOC also imposes certain restrictions on derivative litigation, including a requirement that stockholders make a formal written demand to the corporation prior to bringing a derivative claim, and limitations on the use of books and records demands to generate lawsuits. The TBOC also permits corporations to adopt minimum share ownership percentages for individual shareholders or groups of shareholders seeking to institute or maintain a derivative proceeding or submit a stockholder proposal under Rule 14-8. However, the Board does not believe that imposing significant ownership requirements to bring derivative claims or file stockholder proposals are consistent with stockholder value or preferences at this time. Accordingly, neither the proposed Texas Certificate of Formation nor the proposed Texas Bylaws impose such ownership thresholds.
The Company Would Benefit from Local Decision-Making
Incorporating in the state where the Company is headquartered and conducts its principal operations situates the Company’s legal framework within the same community as its workforce and business activities. Following the Texas Redomestication, the Company would be subject to the same legal framework as many of its employees and other community stakeholders, reinforcing a shared legal and regulatory environment. The Board believes this alignment is significant because corporate governance matters often intersect with employee relations, operational strategy and broader commercial considerations, and involve local decision-makers, including legislators who draft corporate statutes, judges who interpret them, and citizens who serve on juries hearing corporate disputes. As one of Texas’s largest landowners and a significant contributor to the state’s economy, the Company expects to benefit from decision-makers, including legislators, judges and juries, who may have a practical understanding of its operations and impact. While familiarity does not guarantee the legal or policy results sought by the Company, the Company believes that it is more likely to get sensible, productive decisions out of Texas regulators, courts and business partners and that the Texas Redomestication may help reduce friction in interactions with these stakeholders.
The Company Expects to Realize Material Cost Savings from the Texas Redomestication
The Company’s current status as a Delaware corporation, despite being physically located in Texas, requires the Company to comply with franchise tax obligations in Delaware. For fiscal year 2025, the Company paid approximately $200,000 in franchise taxes to the State of Delaware, future payments of which will no longer be required if the Texas Redomestication is completed. Texas does not have a comparable annual tax based on outstanding equity. Rather, Texas’s franchise tax is based on receipts and is not expected to increase or decrease based on the Company’s state of incorporation.
Accordingly, the Texas Redomestication will result in net savings by the Company of at least $200,000 annually in addition to any reduction in litigation expense or insurance premiums that may be recognized.
Many Other Public Companies Have Aligned Their Operational Footprint with Their State of Incorporation
TPL is not the first public company to seek the stockholder benefits afforded by redomiciling into Texas from another jurisdiction. Other public companies that have redomiciled during the last two years include Dell Technologies Inc., ExxonMobil Corp. and Tesla, Inc. Other prominent companies incorporated and headquartered in Texas include

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Southwest Airlines Co. and Space Exploration Technologies Corp. (i.e., SpaceX). More broadly, many successful companies, including Microsoft Corporation, Apple Inc. and others, are incorporated in their home state.
Principal Terms of the Texas Redomestication
The Texas Redomestication, if approved by stockholders, will be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law, as amended (the “DGCL”), and Title 1, Chapter 10, Subchapter C of the TBOC, as set forth in the plan of conversion included as Appendix C to this Proxy Statement (the “Plan of Conversion”). This process involves the Company filing with the Secretary of State of the State of Delaware a Certificate of Conversion and filing with the Secretary of State of the State of Texas (i) a Certificate of Conversion, and (ii) the Texas Certificate of Formation, which will govern the converted entity as a Texas corporation. In addition, the Board has adopted the Texas Bylaws for the converted entity, subject to stockholder approval of the Texas Redomestication Proposal.
Approval of the Texas Redomestication Proposal will constitute approval of the Plan of Conversion, the Texas Certificate of Formation and the Texas Bylaws.
Through the adoption of the Plan of Conversion, upon the consummation of the Texas Redomestication:
•
The Company will continue in existence as a Texas corporation and will continue to operate the Company’s business under its current name, “Texas Pacific Land Corporation.”

•
The internal affairs of the Company will cease to be governed by Delaware law and thereafter will be governed by Texas law. See “Comparison of Stockholder Rights under Delaware and Texas Law” below.

•
The Company will cease to be governed by the Delaware Charter and the Delaware Bylaws and will be instead subject to the provisions of the Texas Certificate of Formation and the Texas Bylaws. See “Certain Differences Between Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws” below.

•
The Texas Redomestication will not result in any change in headquarters, business, jobs, management, properties or location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Texas Redomestication and the cost of corporate franchise taxes).

•
Each outstanding share of the Company’s common stock, par value $0.01 per share (“Delaware Corporation Common Stock”), will automatically become one outstanding share of common stock, par value $0.01 per share, of the Texas Corporation (“Texas Corporation Common Stock”).

•
Stockholders will not need to exchange their existing stock certificates or book-entry entitlements for new stock certificates or book-entry entitlements.

•
Each outstanding restricted stock unit or other right to acquire shares of Delaware Corporation Common Stock will continue in existence and automatically become a restricted stock unit or other right to acquire an equal number of shares of the Texas Corporation Common Stock under the same terms and conditions.

•
The Company’s common stock will continue to be traded on the New York Stock Exchange and NYSE Texas under the symbol “TPL.” The Company does not expect any interruption in the trading of its common stock as a result of the Texas Redomestication.

If stockholders approve the Texas Redomestication, the Company anticipates that the Texas Redomestication will become effective on November 17, 2026 (the “Effective Time”).
The Texas Redomestication may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Texas Redomestication, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason that such delay, termination or abandonment would be in the best interests of the Company and its stockholders, as the case may be.
The resolutions of the Board approving the Texas Redomestication through the adoption of the Plan of Conversion are included as Appendix B to this Proxy Statement (the “Texas Redomestication Resolutions”).
The Evaluation of the Proposal by the Board
The Board initially discussed the possibility of redomestication at a meeting on November 6, 2025, but did not take action at that time. At that meeting, the Board discussed a potential redomestication, recent Delaware case law, the timeline and

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process for redomestication, a comparison of key Delaware, Nevada and Texas law provisions, and the impact of recently adopted legislation in Texas. The Board was encouraged by outreach from various stockholders to consider redomestication and consulted with independent outside counsel to advise on the potential redomestication.
On August 3, 2026, the Board and the Nominating and Corporate Governance Committee met to discuss the redomestication process and rationales for and against redomestication. The Board and the Nominating and Corporate Governance Committee further discussed the differences in the corporate law and courts of Delaware, Nevada and Texas. After considering other choices, the Board and the Nominating and Corporate Governance Committee concluded that Texas’s statute-focused approach would likely foster more predictability than Delaware’s common-law approach, and that predictability could be a competitive advantage for the Company. In addition, the Board and the Nominating and Corporate Governance Committee considered several non-legal factors in its deliberations, including but not limited to the Company’s relative geographical and business ties to Delaware and Texas, recurring franchise tax liability in Delaware, and the apparent increase in contingency fee-driven stockholder litigation in Delaware and its effect on insurance premiums for director and officer insurance. At the conclusion of the meeting, the Nominating and Corporate Governance Committee unanimously recommended that the Board approve the Texas Redomestication, the proposed Plan of Conversion, and the Texas Governing Documents, and that the Board submit the Texas Redomestication for approval and adoption by the stockholders of the Company at the Annual Meeting.
On August 4, 2026, the Board met and further discussed the redomestication process and rationales for and against the Texas Redomestication. The Board also reviewed the proposed Texas Governing Documents, the proposed Plan of Conversion prepared by management for the Company to effectuate the Texas Redomestication, and the draft proposal to be included in this Proxy Statement to be submitted to stockholders at the Annual Meeting. After discussion and consideration, the Board determined that redomesticating the Company in Texas was in the best interests of the Company and its stockholders and approved the Texas Redomestication, including the forms of the Texas Governing Documents, the Plan of Conversion and the Texas Redomestication Resolutions included as Appendices to this Proxy Statement. The Board chose Texas in large part because of the Company’s significant presence and operations in Texas.
Recommendation of the Board
At its meeting on August 4, 2026, the Board adopted the Texas Redomestication Resolutions, directed that the Texas Redomestication be submitted for consideration by the Company’s stockholders at the Annual Meeting and recommended that the Company’s stockholders approve the Texas Redomestication Resolutions, adopt the Plan of Conversion and approve the conversion of the Company from a Delaware Corporation to a Texas Corporation. Pursuant to Section 266 of the DGCL, the Texas Redomestication Resolutions are hereby submitted for adoption by the stockholders of the Company at the Annual Meeting.
Potential Risks and Disadvantages of the Texas Redomestication
The Board also considered the following uncertainties, risks, disadvantages and potentially countervailing factors in their deliberations concerning the Texas Redomestication, which are not intended to be exhaustive and are not presented in any relative order of importance.
Possibility that Benefits Will Not be Realized
Although the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders, the Texas Redomestication may not result in all or any of the expected benefits described in this Proxy Statement, including the benefits of or resulting from incorporation under Texas law or the application of Texas law to the internal affairs of the Company. For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Texas law, see “Comparison of Stockholder Rights under Delaware and Texas Law” below.
Delaware Exit Considerations and Risks Relating to the Board
Although the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders, and that recent Delaware case law can help inform and protect the Board’s decisions to redomesticate the Company in Texas, it is possible that certain stockholders may file litigation against the Company in connection with the Texas Redomestication. Litigation relating to the Texas Redomestication, regardless of merit, may cause the Company to incur significant expense, distraction and time. Further, if a court determines that claims brought in such litigation are meritorious, the Company may be required to pay substantial monetary damages.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Loss of Extensive Delaware Case Law and Well-Established Court System
As a result of the Redomestication, the Company’s internal affairs will no longer be governed by the legal framework and corporate governance principles that have been developed through Delaware’s substantial body of case law, which has evolved over the course of many decades. The Delaware Court and Supreme Court are highly respected and experienced business courts with an extensive body of case law. The newly created Texas Business Court is already hearing cases but will need time to develop reputationally and build a body of case law that provides comparable levels of guidance to directors and officers.
Notwithstanding the conclusions of the Board regarding the substantial similarities between Delaware and Texas corporate law, some current or prospective investors or potential director or officer candidates may perceive Delaware law as broader, more established, or more predictable. Such perceptions of Delaware law and of the Company’s adoption of an alternative corporate law framework could influence the actions of these third parties and potentially have an adverse effect on the Company’s business and affairs.
Certain Differences in Texas Law and Potential Criticism by Stockholders
Although the Board determined that the rights of stockholders under the DGCL and the TBOC are substantially similar, at least as relevant to the Company, the DGCL and existing Delaware case law collectively are different in certain respects than the TBOC and existing Texas case law in ways that may affect the rights of the Company’s stockholders and the Company may face criticism over its decision to reincorporate in Texas from stockholders or advisory services who may draw adverse comparisons between Texas law and Delaware law on specific governance points or may generally prefer Delaware incorporation. Please see the Company’s summary below of certain differences in the section entitled “Comparison of Stockholder Rights under Delaware and Texas Law.”
Transaction Costs
The Company will also incur certain non-recurring costs in connection with the Texas Redomestication, including certain filing fees and legal and other transaction costs. As noted above, the Company may face legal challenges in connection with the Texas Redomestication, and the Company may also face additional media scrutiny, either of which could cause the Company to incur additional legal costs. The Company believes that a majority of these costs have already been incurred regardless of whether the Texas Redomestication is ultimately completed, except for any litigation-related expenses that may arise, which the Company cannot predict. However, going forward the Company anticipates annual estimated Delaware franchise tax savings of approximately $200,000 as a result of the Texas Redomestication.
Exclusive Forum and Jury Waiver
The proposed Texas Certificate of Formation provides that, unless the Company consents in writing to the selection of an alternative forum, the Business Court in the First Business Court Division of the State of Texas (the “First Business Court Division”) will be the exclusive forum for the following types of actions or proceedings under Texas statutory or common law:
•
any derivative action or proceeding brought on behalf of the Company;

•
any action asserting a claim for or based on a breach of fiduciary duty owed by any of the Company’s current or former directors, officers or other employees to the Company or the Company’s shareholders;

•
any action arising pursuant to any provision of the TBOC or the Texas Certificate of Formation or the Texas Bylaws (as each may be amended from time to time) or as to which the TBOC confers jurisdiction on the First Business Court Division;

•
any action to interpret, apply, enforce or determine the validity of the Texas Certificate of Formation or the Texas Bylaws (as each may be amended from time to time);

•
any action asserting a claim related to or involving the Company that is governed by the internal affairs doctrine;

•
any action asserting an “internal entity claim” as that term is defined in the TBOC; and

•
any other action within the jurisdiction of the First Business Court Division, including any claims within the supplemental jurisdiction of the First Business Court Division.

In addition, the Texas Certificate of Formation provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the

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resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act. The exclusive forum provision in the proposed Texas Certificate of Formation may have the effect of discouraging lawsuits against the Company and/or the Company’s directors, officers and employees, as it could increase a stockholder’s cost to bring a claim or limit a stockholder’s ability to bring a claim against the Company or its directors, officers or employees in a judicial forum that such stockholder finds favorable.
The enforceability of similar exclusive forum provisions in other companies’ charter documents has been challenged in legal proceedings. Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, there is uncertainty as to whether a court would enforce the exclusive forum provision in the Texas Certificate of Formation with respect to claims arising under the Securities Act. Similarly, to the extent the state law exclusive forum provision applicable to derivative actions could be construed to encompass derivative claims asserting violations of the federal securities laws, there is uncertainty as to whether a court would enforce such provision, given that Section 27 of the Exchange Act grants federal courts exclusive jurisdiction over Exchange Act claims and Section 22 of the Securities Act provides concurrent jurisdiction over Securities Act claims. If a court were to find the exclusive forum provision contained in the Texas Certificate of Formation to be inapplicable or unenforceable in an action, the Company may incur additional costs associated with resolving such action in other jurisdictions. Furthermore, investors cannot waive compliance with the federal securities laws and rules and regulations promulgated thereunder.
The proposed Texas Certificate of Formation also includes a provision providing for a waiver of jury trial in proceedings arising out of, or relating to, any “internal entity claim,” as that term is defined in the TBOC, and to the fullest extent permitted by applicable law, any other legal action, proceeding, cause of action or counterclaim within the scope of the exclusive forum provisions in the Texas Certificate of Formation. This waiver of jury trial provision could limit a stockholder’s ability to bring or demand a jury trial in any litigation against the Company involving corporate governance or securities claims, which could result in less favorable outcomes to the plaintiffs in any such action.
Additionally, if the Texas Redomestication is approved and effected, the Texas Certificate of Formation provides that any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Company shall be deemed to have notice of, and have consented to, the exclusive forum and jury trial waiver provisions.
Changes Following Texas Redomestication
The Texas Redomestication will effect a change in the legal domicile of the Company. The most significant other changes following the Texas Redomestication are governance by the TBOC and the Texas Governing Documents instead of the DGCL, the Delaware Charter and the Delaware Bylaws. Notably, the following areas will not change following the Texas Redomestication:
•
The Company’s business, jobs or physical location;

•
Contractual rights and obligations;

•
Exchange Act compliance requirements;

•
Material accounting implications; and

•
Stock certificates or book-entry entitlements.

Further explanation of the impact of the Texas Redomestication on each of these areas is included below.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Certain Differences Between Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws
Certain differences between the Delaware Charter and the proposed Texas Certificate of Formation are summarized below:
Issue	Delaware Charter	Texas Certificate of Formation
Stockholder Voting Threshold (Acts requiring stockholder approval by a majority or more of voting stock)
Under the DGCL, certain matters subject to a stockholder vote, including certain business transactions including, without limitation, mergers, conversions, sales of substantially all assets, require a default vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless the charter specifies a higher voting threshold. The Delaware Charter does not include a higher voting threshold so the default voting standard for such business transactions applies.

Under the TBOC, certain matters subject to a shareholder vote, including “fundamental actions” and “fundamental business transactions” such as mergers, sales of substantially all assets, and other transactions, require a default vote of 2/3 of the shareholders of each class, unless the charter specifies a lower voting threshold. The proposed Texas Certificate of Formation contains language setting the default voting thresholds at a majority of the voting power of all outstanding shares entitled to vote thereon, voting together as a single class, unless a different standard is specified elsewhere in the Texas Certificate of Formation, in order to mirror the DGCL and the absence of special provisions in the Delaware Charter.

Cumulative Voting
Under the DGCL, cumulative voting for the election of directors is allowed only as provided in the corporation’s certificate of incorporation. The Delaware Charter provides that stockholders of the Company shall not be permitted to cumulate their votes for the election of directors.

Under the TBOC, in order to vote cumulatively in a board of directors election, cumulative voting must be authorized by the corporation’s certificate of formation. The proposed Texas Certificate of Formation re-affirms that shareholders do not have a right to cumulative voting in the election of directors.

Board of Directors Vacancies
The Delaware Charter provides that, subject to applicable law and the rights of the holders of any series of preferred stock, any vacancy on the Board shall be filled solely by the affirmative vote of a majority of the directors then in office, even if less than a quorum, and shall not be filled by the stockholders.

The proposed Texas Certificate of Formation does not itself address vacancies on the board of directors, and instead the proposed Texas Bylaws include a vacancies provision that tracks the TBOC requirements, which permits a vacancy to be filled either by the affirmative vote of a majority of the remaining directors or by election of the shareholders at an annual or special meeting called for that purpose.

Director and Officer Liability	The Delaware Charter eliminates the personal liability of directors for monetary damages for any breach of fiduciary duties as a director, to the fullest extent permitted by the DGCL.
The proposed Texas Certificate of Formation eliminates the personal liability of directors and officers for monetary damages for an act or omission by a director or officer in such person’s capacity as a director or officer, as applicable, to the fullest extent permitted by the TBOC.

Action by Written Consent
The Delaware Charter provides that any action required or permitted to be taken by the stockholders of the Company may be taken by consent in writing of such stockholders only pursuant to a resolution of and at the direction of the Board.
The proposed Texas Certificate of Formation provides that shareholders may act only by unanimous written consent in lieu of a meeting.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware Charter	Texas Certificate of Formation
Calling of Special Stockholder Meetings
The Delaware Charter provides that special meetings of stockholders may be called by the Board pursuant to a resolution or upon the written request of stockholders of record representing at least twenty-five percent (25%) of the Company’s outstanding shares of common stock.

The proposed Texas Certificate of Formation provides that special meetings of shareholders may be called by the President or by the Board pursuant to a resolution or upon the written request of shareholders of record representing at least twenty-five percent (25%) of the Company’s outstanding shares of common stock.

Indemnification	The Delaware Charter does not contain any provisions relating to indemnification.
The proposed Texas Certificate of Formation authorizes the indemnification of directors, officers and other persons to the fullest extent permitted by the TBOC. Detailed procedural rules and related provisions are included in the proposed Texas Bylaws (See discussion of the Texas Bylaws below).

Required Ownership to Institute a Derivative Proceeding	The Delaware Charter does not contain any provisions relating to a threshold for individual stockholders or groups of stockholders to institute or maintain a derivative proceeding.
Under the TBOC and the Texas Law Amendments, public Texas corporations may adopt a minimum share ownership percentage for individual shareholders or groups of shareholders to own in order to institute or maintain a derivative proceeding. The threshold may not exceed 3% of a corporation’s outstanding shares.
Neither the proposed Texas Certificate of Formation nor the proposed Texas Bylaws include a minimum ownership threshold in order to institute or maintain a derivative proceeding. As of the date of this Proxy Statement, no stockholder has ever instituted a derivative proceeding on behalf of the Company, and the Board did not consider the provisions of the TBOC permitting minimum share ownership percentage for shareholders instituting or maintaining a derivative proceeding to be relevant to its determination that the redomestication from Delaware to Texas is in the best interests of the Company and its stockholders.

Waiver of Jury Trial
Neither the Delaware Charter nor the Delaware Bylaws contain any provisions relating to a waiver of jury trial.
If a stockholder were to file suit in the Delaware Court, the court in which stockholder suits relating to the internal affairs of the Delaware Corporation are typically filed, there would be no right to a jury trial as the Delaware Court, a court of equity, does not conduct jury trials.

Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee. The Texas Law Amendments allow a corporation to include a waiver of jury trial in its governing documents for proceedings arising out of, or relating to, any “internal entity claim,” as defined in the TBOC, and that such waiver will constitute an intentional consent to waiver if enforced against a party approving the charter or bylaws, or acquiring a security after such provisions are adopted, continuing to hold a security of a public company after such provisions are adopted, or by other methods permitted under law.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware Charter	Texas Certificate of Formation

The proposed Texas Certificate of Formation includes a provision providing for a waiver of jury trial in proceedings arising out of, or relating to, any “internal entity claim,” as defined in the TBOC.

Exclusive Forum
The Delaware Charter provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for any stockholder (including a beneficial owner) to bring certain matters relating to the internal affairs of the corporation shall be, the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, any state or federal court residing with the State of Delaware) or the United States District Court for the Northern District of Texas in Dallas, Texas (or, if such court does not have jurisdiction, any district court of Dallas County in the State of Texas).
In addition, the Delaware Charter provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”).

Under the TBOC, a corporation may include provisions in its governing documents relating to the exclusive forum for certain proceedings.
The proposed Texas Certificate of Formation provides that the sole and exclusive forum for certain matters relating to the internal affairs of the corporation and other matters shall be, first, the First Business Court Division (or, if the First Business Court Division determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division, or if the federal court does not have jurisdiction, a Texas state district court in Dallas County, Texas). As discussed below, this forum selection provision does not apply to any complaint asserting a cause of action arising under the Securities Act or the Exchange Act.
In addition, the proposed Texas Certificate of Formation provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Securities Exchange Act of 1934, as amended.
Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Company shall be deemed to have notice of, and have consented to, these forum selection provisions. Furthermore, investors cannot waive compliance with the federal securities laws and rules and regulations promulgated thereunder.

Certain differences between the Delaware Bylaws and the proposed Texas Bylaws are as follows:
Issue	Delaware Bylaws	Texas Bylaws
Calling of Special Stockholder Meetings
The current Delaware Bylaws provide that special meetings of stockholders may be called by the Board pursuant to a resolution or upon the written request of stockholders of record representing at least twenty-five percent (25%) of the Company’s outstanding shares of common stock.

The proposed Texas Bylaws provide that special meetings of shareholders may be called by the President, by the Board pursuant to a resolution or upon the written request of shareholders of record representing at least twenty-five percent (25%) of the Company’s outstanding shares of common stock.

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Issue	Delaware Bylaws	Texas Bylaws
Proxies	The current Delaware Bylaws provide that no proxy authorized by a stockholder is valid after one year from the date of its execution, unless the proxy provides for a longer period.
Under the TBOC, a proxy is not valid for more than 11 months after the date the proxy is executed, unless otherwise provided by the proxy, and so the proposed Texas Bylaws provide that no proxy shall be voted or acted upon after 11 months from its date, unless the proxy provides for a longer period.

Board of Directors Committees
The current Delaware Bylaws provide that, to the extent permitted by applicable law, each committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company as may be delegated to such committee by the Board.
Pursuant to the DGCL, no committee of directors shall have the authority with regard to amending the Delaware Charter, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Company’s property and assets, recommending to the stockholders a dissolution of the Company or a revocation of a dissolution of the Company, or amending the Delaware Bylaws.

The proposed Texas Bylaws provide that, to the extent permitted by applicable law, each committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company as may be delegated to such committee by the Board.
The proposed Texas Bylaws, by reference to applicable law, acknowledge that, under the TBOC, a committee of directors is prohibited from taking certain actions. The TBOC provides that a committee of the board of directors may not:
(1) amend the certificate of formation, except to: (A) establish a series of shares; (B) increase or decrease the number of shares in a series; or (C) eliminate a series of shares established by the board of directors;
(2) propose a reduction of stated capital;
(3) approve a plan of merger, share exchange, or conversion of the corporation;
(4) recommend to shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business;
(5) recommend to the shareholders a voluntary winding up and termination or revocation of a voluntary winding up and termination;
(6) amend, alter, or repeal the bylaws or adopt new bylaws;
(7) fill vacancies on the board of directors;
(8) fill vacancies on or designate alternate members of a committee of the board of directors;
(9) fill a vacancy to be filled because of an increase in the number of directors;
(10) elect or remove officers of the corporation or members or alternate members of a committee of the board of directors;

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware Bylaws	Texas Bylaws

(11) set the compensation of the members or alternate members of a committee of the board of directors; or
(12) alter or repeal a resolution of the board of directors that states that it may not be amended or repealed by a committee of the board of directors.

Notice to Shareholders
The Delaware Bylaws provide that unless required by law or the Delaware Charter, written notice, stating the place, if any, date and time of the meeting, shall be given, not less than ten (10) days nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at such meeting.
The DGCL permits the Company to deliver a single written notice to stockholders who share an address (unless a stockholder objects). The DGCL also provides that notice is not required where giving such notice would be unlawful.
The Delaware Bylaws also permit notice to be given by electronic transmission to a stockholder’s electronic mail address in accordance with the DGCL.

The proposed Texas Bylaws, like the Delaware Bylaws, provide that unless required by law or the proposed Texas Certificate of Formation, written notice, stating the place, if any, date and time of the meeting, shall be given, not less than ten (10) days nor more than sixty (60) days before the date of the meeting, to each shareholder of record entitled to vote at such meeting.
In addition, the proposed Texas Bylaws provide that notwithstanding the foregoing, notice of a shareholder meeting regarding a “fundamental business transaction” (as defined in the TBOC) must (a) be given to each shareholder not later than twenty-one (21) days prior to the meeting, regardless of whether the shareholder is entitled to vote on the matter, and (b) state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction.
The TBOC does not currently contain provisions allowing for a single notice to be delivered to multiple shareholders at the same address or allowing the corporation not to deliver notice where such notice would be unlawful, and, accordingly, the Texas Bylaws do not contain such provisions.
Under the TBOC, shareholders must give affirmative consent to receive electronic transmissions. The Texas Bylaws reflect this requirement.

Advance Notice Procedures	The current Delaware Bylaws provide certain advance notice and procedural requirements as it relates to stockholder proposals and nomination.
The proposed Texas Bylaws maintain the advance notice and procedural requirements under Delaware Bylaws.
The TBOC permits certain threshold qualifications which a shareholder must satisfy before becoming eligible to submit a shareholder proposal or make a nomination. A Texas corporation that is “nationally listed” must affirmatively elect in its governing documents to be governed by the TBOC’s shareholder proposal rules. Neither the proposed Texas Certificate of Formation nor the proposed Texas Bylaws include an affirmative election to be governed by the TBOC’s shareholder proposal rules.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware Bylaws	Texas Bylaws

The Company did not receive any shareholder proposals or nominations for inclusion in this Proxy Statement, and the Board did not consider the provisions of the TBOC permitting certain threshold qualification for shareholder proposals to be relevant to its determination that the redomestication from Delaware to Texas is in the best interests of the Company and its stockholders.

Advancement of Expenses
The current Delaware Bylaws provide that expenses incurred by an officer or director in connection with any legal proceedings may be advanced by the Company upon the Company’s receipt of an undertaking by the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification.

Under the TBOC, before a corporation can advance expenses incurred by a director or delegate in connection with any legal proceedings, a director or delegate is required to provide: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification under the TBOC; and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard necessary for indemnification under the TBOC. In addition, a corporation may advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (1) the corporation’s governing documents; (2) general or specific action of the corporation’s board; (3) resolution of the shareholders; (4) contract; or (5) common law, and such person may seek advancement of expenses from the corporation to the same extent as a director. A corporation may also pay or reimburse, in advance of the final disposition of a proceeding and on terms the corporation considers appropriate, reasonable expenses incurred by a present or former officer, employee, or agent who is not a present director or delegate, without receiving the written affirmation and undertaking described above.
The Texas Bylaws provide that expenses incurred by a director or officer in defending a proceeding may be advanced prior to the final disposition of such proceeding in the event the director or officer provides the affirmation and undertaking required by the TBOC as described above.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Comparison of Stockholder Rights under Delaware and Texas Law
The rights of the Company’s stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter and the Delaware Bylaws. Following completion of the Texas Redomestication, the rights of the Company’s stockholders will be governed by the TBOC, Texas case law, the Texas Certificate of Formation and the Texas Bylaws. The Board has found that the corporate laws of Texas and of Delaware are substantially similar, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company.
The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas. The following discussion does not provide a complete description of the differences that may affect current and future stockholders. This summary is qualified in its entirety by reference to the DGCL and the TBOC, the Delaware Charter and the Delaware Bylaws, the Texas Certificate of Formation and the Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect stockholders in light of the provisions of the Texas Certificate of Formation and Texas Bylaws, which opt in to certain determinations as permitted under the TBOC. For convenience, the term “governing documents” includes the certificate of incorporation of a Delaware corporation or the certificate of formation of a Texas corporation and the entity’s bylaws.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas
Fiduciary Duties
In Delaware, fiduciary duties are generally developed by case law. In general, directors and officers owe fiduciary duties of care and loyalty (which further include the duties of good faith, oversight, and disclosure) to the corporation and its stockholders.
The duty of care requires a director to perform his or her duties with such care as an ordinarily prudent man would use in similar circumstances. The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and gathering and considering reasonably available relevant information.
The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.
Directors are “fully protected” if they rely in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

In Texas, fiduciary duties are generally developed by case law. Directors and officers owe fiduciary duties of loyalty, due care, and obedience (i.e., duty to follow the law) to the corporation.
The duty of loyalty dictates that a corporate officer or director must act in good faith and must not allow his or her personal interest to prevail over the interest of the corporation. The duty of care requires the director to handle his or her duties with such care as an ordinarily prudent man would use under similar circumstances. In performing this obligation, the director must be diligent and informed and exercise honest and unbiased business judgment in pursuit of corporate interests.
Directors and officers may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the entity, legal counsel, a certified public accountant, an investment banker, a person who the director or officer reasonably believes possesses professional expertise in the matter, or a committee of the corporation on which the director or officer does not serve.
Under the Texas Law Amendments, directors and officers, in exercising their powers with respect to the entity, may (but are not required to) consider the laws and judicial decisions of other states and the practices observed by entities formed in those other states.

Business Judgment Rule
Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the company. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for a majority of directors who made the challenged decision. If the business judgment rule’s presumptions have been rebutted for a majority of directors, directors will not be personally liable absent a finding of non-exculpated fiduciary misconduct. Personal liability for breach of the duty of care cannot occur unless (1) the director acted with gross negligence and

Under Texas law, directors and officers are generally protected by the business judgment rule, which protects directors and officers from liability for decisions that may be considered negligent, unwise, inexpedient or imprudent if made in good faith and within their discretion in furtherance of the corporation’s interests. Texas courts have typically not imposed liability on disinterested directors unless the conduct involves fraud or an ultra vires act, although Texas case law is not clear as to whether “gross negligence” will support a breach of the duty of loyalty and therefore impose liability.
The Texas Law Amendments codify the business judgment rule for corporations that (1) have a class or series of voting shares listed on a national securities exchange or

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

(2) the certificate of incorporation lacks an applicable exculpation provision.
Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios involving interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the entire fairness standard of review where either (1) a majority of directors who made the challenged decision were interested or lacked independence or (2) the transaction involved a conflicted controlling stockholder. However, the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders.

(2) include in their governing documents a statement affirmatively electing to be governed by such section, and establish a presumption that directors and officers of such corporations, in deciding upon matters of business, are presumed to act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents.
The presumptions contained in the Texas Law Amendments (1) are in addition to any legal presumption arising under common law or the TBOC, (2) do not abrogate or lessen any other presumption, defense or privilege under other constitutional, statutory, case or common law in favor of the director or officer, and (3) do not limit the applicability of a provision contained in the certificate of formation limiting monetary liability of a director or officer.

Limitation of Personal Liability of Directors and Officers
Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.

Under the TBOC, a Texas corporation is permitted to provide that a managerial official (i.e., a director or officer) is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a managerial official.
The TBOC does not, however, permit any limitation of the liability of a managerial official for: (i) a breach of the duty of loyalty, if any, to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the person receives an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute (such as wrongful distributions).

Number of Directors
Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Under the TBOC, the number of directors shall be set by, or in the manner provided by, the governing documents, except that the number of directors on the initial board of directors must be set by the certificate of formation.
The number of directors may be increased or decreased by amendment to, or as provided by, the governing documents.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

If the governing documents do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Procedures for Filling Vacant Directorships
Under the DGCL, unless otherwise provided in the governing documents: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect 1 or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.
In the case of a Delaware corporation the directors of which are divided into classes, any directors chosen by (1) or (2) of the above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.
The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.
Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.
Unless otherwise authorized by the corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Removal of Directors
Under the DGCL, subject to the exceptions discussed below, holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.
If a Delaware corporation uses cumulative voting and less than the entire board is to be removed, a director may not be removed without cause if the votes cast against his or her removal would be sufficient to elect him

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the governing documents, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause at a meeting of shareholders called for that purpose.
If the certificate of formation permits cumulative voting and less than the entire

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

or her if then cumulatively voted at an election of the entire board of directors or, if the board of directors is classified, at an election of the class of directors of which such director is a part.
Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.

board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part.
Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

Action by Written Consent of Directors	Under the DGCL, unless otherwise restricted by the governing documents, the board of directors of a Delaware corporation may act without a meeting if all of the directors consent in writing.
Under the TBOC, unless otherwise provided by the governing documents, a written consent stating the action taken and signed by all members of the board of directors is also an act of the board of directors.

Action by Written Consent of Stockholders
Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting stockholders.

Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.

Special Meetings of the Stockholders
Under the DGCL, the board of directors, or any other one or more persons authorized in the governing documents, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the governing documents for the corporation may provide for such right.

Under the TBOC, special meetings of the shareholders of a corporation may be called by: (1) the president, the board of directors, or any other person authorized to call special meetings by the governing documents; or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.
Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Adjournment of Stockholder Meetings
Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be

Under the TBOC, unless the governing documents provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

deemed to be present in person and vote at such adjourned meeting are: (1) announced at the meeting at which the adjournment is taken; (2) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (3) set forth in the notice of meeting.
Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.
At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

or represented by proxy at the meeting.
The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.
Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice.

Voting by Proxy
Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.

Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for 11 months from its date of execution unless otherwise provided in the proxy.

Quorum
Under the DGCL, the governing documents may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation may provide that a quorum is present only if: (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.

Required Vote for Election of Directors
Under the DGCL, in the absence of such specification in the governing documents, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
A bylaw amendment adopted by stockholders which specifies the votes that

Under the TBOC, subject to the following sentence, directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.
The governing documents may provide that a director of a corporation shall be elected

Texas Pacific Land Corporation | Proxy Statement	39

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas
shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.
only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

Required Vote for Matters Other than the Election of Directors (and as provided below)
Under the DGCL, in the absence of such specification in the governing documents:
(1) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; and
(2) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

Under the TBOC, subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders.
With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the governing documents may provide that the act of the shareholders is: (1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

40	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas
Stockholder Vote for Fundamental Business Transactions
Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (1) certain mergers or consolidations; (2) a sale, lease, or exchange of all or substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (A) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (B) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met); (3) dissolution; (4) conversion of a domestic corporation to other entities; and (5) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.
The proposed Texas Certificate of Formation contains language setting the default voting thresholds at a majority of the voting power of all outstanding shares entitled to vote thereon, voting together as a single class, unless a different standard is specified elsewhere in the Texas Certificate of Formation, in order to mirror the DGCL and the absence of special provisions in the Delaware Charter.

Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions
Under the DGCL, a Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon.
No such approval is required, however, if the assets being sold, leased or exchanged are not all or substantially all of the corporation’s assets. There is no necessary quantifying percentage for determining whether assets constitute substantially all of a Delaware corporation’s assets. Only if the sale is of assets quantitatively and qualitatively vital to the business of the corporation is stockholder authorization mandated.

Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate of formation sets a lower threshold (which may not be less than a majority of the voting shares).
No such approval is required, however, if the transaction is made in the usual and regular course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be a transaction requiring shareholder approval under the TBOC.

Affiliated Business Combinations Statute
Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years

Under the TBOC, an “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.
“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.
The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder prior to the date the stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.
“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.
“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Exchange Act; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.
The TBOC provides an exception to this prohibition if: (i) the board of directors of the

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).
A corporation may expressly elect in its certificate of incorporation to not be governed by this statute.

corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.
A corporation may expressly elect in its certificate of formation to not be governed by this statute.

Interested Party Transaction Approvals
The DGCL provides that certain interested party transactions may not be the subject of equitable relief, or give rise to an award of damages against a director or officer, in a suit asserting a claim for breach of fiduciary duty by reason of the fact that the transaction is between the corporation and one or more of its directors or officers, or between the corporation and an entity in which one or more of its directors or officers has a financial interest, if any of the following conditions is satisfied: (1) the material facts as to the director’s or officer’s relationship or interest and as to the transaction are disclosed or known to all members of the board of directors or a committee thereof acting on the matter, and the transaction is authorized in good faith and without gross negligence by the affirmative votes of a majority of the disinterested directors then serving on the board or such committee, even though the disinterested directors be less than a quorum (provided that, if a majority of the directors are not disinterested, the transaction must be approved by a committee consisting of two or more disinterested directors); (2) the transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon; or (3) the transaction is fair as to the corporation and its stockholders.
The DGCL also provides similar safe harbors for transactions between the corporation and a controlling stockholder or control group, or from which a controller receives a benefit not shared with stockholders

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a managerial official; or (B) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
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generally. Such a transaction (other than a going-private transaction) qualifies if it is (1) approved (or recommended for board approval) in good faith and without gross negligence by a committee of two or more disinterested directors expressly delegated authority to negotiate and reject the transaction, with the material facts disclosed or known to the committee; (2) conditioned on, and approved or ratified by, an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders; or (3) fair as to the corporation and its stockholders. A going-private transaction involving a controller must satisfy both the committee and disinterested stockholder approval conditions, or be fair as to the corporation and its stockholders.
The amendments to the DGCL in 2025 codified presumptions regarding director disinterestedness.

The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest.
The TBOC has a procedure for a corporation to obtain a prospective court ruling that special committee members are sufficiently independent and disinterested to consider a particular transaction.

Charter Amendments
Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of the corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.
Whether or not entitled to vote by the certificate of incorporation, the holders of the outstanding shares of a class are entitled to vote as a class on a proposed amendment, if the amendment would (1) increase or decrease the aggregate number of authorized shares of such class; (2) increase or decrease the par value of the shares of such class; or (3) alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. However, the DGCL permits corporations to provide in their certificate of incorporation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of such class, in which case a share increase/decrease amendment would instead be approved by the holders of all outstanding shares, voting together as a single class.
In addition, unless otherwise expressly required by the certificate of incorporation: (1) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of a Texas corporation entitled to vote thereon, unless a different threshold, not less than a majority, is specified in the certificate of formation.
If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds (unless a different threshold, not less than a majority, is specified in the certificate of formation) of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide in their certificate of formation that all shares vote as a single class for such an amendment. In addition, the TBOC allows corporations to provide in their certificate of formation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of a majority of all outstanding shares entitled to vote thereon, voting together as a single class.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (2) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (B) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (C) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

Bylaw Amendments
Under the DGCL, stockholders entitled to vote have the right to amend, repeal or adopt the bylaws. If the corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.

Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, (i) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (ii) the certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that particular bylaw.

Dividends and Distributions
Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas
the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.
class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.
Under the TBOC, a corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless the corporation is in receivership or the distribution is made in connection with the winding up and termination of the corporation, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

Stock Redemption and Repurchase
Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.

As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or continue as a going concern.

Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock
The DGCL has no provision for increasing or decreasing authorized capital stock by unilateral board action without stockholder approval, although if the increase in the number of authorized shares is in connection with a forward stock split (up to an amount proportionate to the subdivision), no

Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the amount of authorized capital stock without shareholder approval unless (i) the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

stockholder approval is required provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation).

shares can be increased to an amount proportionate to the same multiple by which the number of issued shares is subdivided as a result of the forward stock split without shareholder approval, or (ii) the decrease is in connection with a reverse stock split primarily for the purpose of maintaining the listing eligibility of the class of shares on any applicable national securities exchange, in which case the number of authorized shares can be decreased to an amount proportionate to the same multiple by which the number of issued shares is combined as a result of the reverse stock split without shareholder approval, provided in both cases that the corporation only has one class of stock outstanding and such class is not divided into series (unless shareholder approval is expressly required by the certificate of formation).
With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Ratification
Under the DGCL, there is a codified ratification process for defective corporate actions.
The board of directors must adopt a resolution ratifying the defective corporate action and, if stockholder approval would have been required for the defective corporate action to have been taken, the defective corporate action must be submitted to stockholders for approval.
In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders can apply to the Delaware Court for an order determining the validity and effectiveness of defective corporate acts, including without limitation to confirm whether a prior ratification was effective,

Under the TBOC, there is a codified ratification process for defective corporate acts.
The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (shareholder approval is subject to certain exceptions). In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or a division of the Texas Business Court.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
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whether a defective corporate act can be validated even if not previously ratified. In connection with such applications, the Delaware Court has broad discretion to fashion appropriate relief, including without limitation declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.

Inspection of Books and Records
Under the DGCL, any stockholder may inspect, and make copies and extracts from, a corporation’s books and records during normal business hours for any proper purpose (defined to mean a purpose reasonably related to the stockholder’s interest as a stockholder) upon written demand under oath stating the purpose of the inspection. The DGCL defines “books and records” to mean a specific set of materials that includes, without limitation, the governing documents, certain agreements with stockholders, minutes of certain board and stockholder meetings, certain communications with stockholders generally, certain actions by written consent of the board and stockholders, annual financial statements for the past three years, and director independence questionnaires. The stockholder may only inspect books and records if the stockholder’s demand is made in good faith, is for a proper purpose, and describes with reasonable particularity the stockholder’s purpose and the books and records sought.
The DGCL provides that the corporation may impose reasonable restrictions on the confidentiality, use, and distribution of books and records and may require the stockholder to stipulate that any books and records received are deemed incorporated by reference in any follow-on complaint in a plenary action relating to the subject matter of the demand.
If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court for an order to compel such inspection.
The Delaware Court may not order inspection of any documents beyond those defined as “books and records” unless either of two exceptions applies. First, if the corporation does not have certain materials

Under the TBOC, a shareholder may inspect a corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.
If a corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC to examine such materials.
A corporation may defend against an inspection action by establishing that the shareholder: (1) has, within the two years preceding the date the action is brought, sold or offered for sale a list of shareholders or of holders of voting trust certificates for shares of the corporation or any other corporation; (2) has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purposes of selling or offering such list for sale; (3) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (4) was not acting in good faith or for a proper purpose in making the request.
The Texas Law Amendments (i) clarify that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) prohibit shareholders from inspecting corporate records related to active or pending derivative suits or litigation involving the corporation as an adversarial party.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

defined as “books and records,” the Delaware Court may order the production of their functional equivalent only if and to the extent the stockholder has met other requirements of the books and records statute and only to the extent necessary and essential to fulfill the stockholder’s proper purpose.
Second, the Delaware Court may order production of additional materials only if (i) the stockholder has met other requirements of the books and records statute, (ii) the stockholder made a showing of compelling need for such materials, and (iii) the stockholder has demonstrated by clear and convincing evidence that such materials are necessary and essential to further their proper purpose.
Generally, the stockholder bears the burden of demonstrating a proper purpose. However, when a stockholder seeks to inspect a corporation’s list of stockholders or stock ledger, the burden of proof is on the corporation to establish that the inspection is for an improper purpose.

Insurance
Under the DGCL, a Delaware corporation is allowed to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the DGCL.

Under the TBOC, a Texas corporation is allowed to purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent against any liability: (1) asserted against and incurred by the person in that capacity or (2) arising out of the person’s status in that capacity. The insurance or other arrangement established may insure or indemnify against the liability described above without regard to whether the corporation otherwise would have had the power to indemnify the person against that liability under the TBOC.
Under the TBOC, for the benefit of persons to be indemnified by the enterprise, an enterprise may, in addition to purchasing or procuring or establishing and maintaining insurance or another arrangement: (1) create a trust fund; (2) establish any form of self-insurance, including a contract to indemnify; (3) secure the enterprise’s indemnity obligation by grant of a security interest or other lien on the assets of the enterprise; or (4) establish a letter of credit, guaranty, or surety arrangement.

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Limitation of Liability of Stockholders
Under the DGCL, unless the certificate of incorporation otherwise provides, the stockholders of a corporation shall not be personally liable for the payment of the corporation’s debts except as they may be liable by reason of their own conduct or acts.

Under the TBOC, subject to certain exceptions, a shareholder is not personally liable for the obligations of the corporation, and a shareholder’s liability with respect to its shares is limited to the obligation to pay the full consideration for which the shares were or are to be issued.

Considerations by Directors Permitted by Statute
Except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider other constituencies. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders and that directors can consider the interests of other constituencies so long as doing so serves the ultimate goal of value maximization.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation.
The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Texas law generally follows the Delaware corporate opportunity doctrine.
The TBOC permits a Texas corporation to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its managerial officials or owners.

Indemnification of Directors and Officers
Under the DGCL, a corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines

Under the TBOC, a corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against (i) judgments and (ii) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (a) acted in good faith; (b) reasonably believed, in the case of

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.
In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, the corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Delaware Court or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court or such other court shall deem proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.

conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. In addition, the TBOC permits indemnification of other persons as described in the section entitled “Persons Covered” below.
If, however, the person is found liable to the corporation, or is found liable on the basis he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

Advancement of Expenses
Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in Section 145 of the DGCL.

A corporation may pay or reimburse reasonable expenses incurred by a present director or delegate who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification;

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and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.
In addition, a corporation may advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (1) the corporation’s governing documents; (2) general or specific action of the corporation’s board; (3) resolution of the shareholders; (4) contract; or (5) common law, and such person may seek advancement of expenses from the corporation to the same extent as a director. A corporation may also pay or reimburse, in advance of the final disposition of a proceeding and on terms the corporation considers appropriate, reasonable expenses incurred by a present or former officer, employee, or agent who is not a present director or delegate, without receiving the written affirmation and undertaking described above.

Procedure for Indemnification
Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by stockholder vote.

Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Mandatory Indemnification
The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or “officer” (as defined for the purposes of Section 145(c) of the DGCL) is successful on the merits or otherwise, in the defense of the proceeding.
The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

52	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas
Indemnification: Persons Covered
Under the DGCL, directors and officers, but not employees and agents, are entitled to mandatory indemnification for expenses incurred when successful on the merits or otherwise in defense of litigation. Other than in that instance, the DGCL provides the same indemnification rights to officers, employees and agents that it provides for directors.

The TBOC generally provides that a corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (1) the corporation’ s governing documents; (2) general or specific action of the corporation’s board of directors; (3) resolution of the shareholders; (4) contract; or (5) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a person who is not a director of a corporation, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.

Stockholder Rights Plans
Delaware has established case law permitting the adoption of stockholder rights plans. However, the adoption of stockholder rights plans is viewed as a defensive action and is subject to enhanced scrutiny by the Delaware courts, with the burden initially on the board of directors to demonstrate that the adoption of the rights plan is reasonable in response to a reasonably identified threat posed.

Texas case law regarding shareholder rights plans is limited, particularly following the adoption of the Texas Law Amendments, including the codified business judgment rule.
In addition, the TBOC expressly permits directors to look to the “long-term” benefit to shareholders in taking action.

Selection of Forum
Under the DGCL, a corporation’s governing documents may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.
“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which Delaware law confers jurisdiction upon the Delaware Court.
With respect to claims that are not internal corporate claims, the certificate of incorporation or bylaws may require stockholders, when acting in their capacity as stockholders or in the right of the corporation, to bring any or all such claims only in one or more prescribed forums or venues, if such claims relate to the business of the corporation, the conduct of its affairs,

Under the TBOC, the governing documents may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas. Pursuant to the Texas Law Amendments, Texas corporations may specify in their governing documents a particular court in Texas as its sole venue, subject to jurisdictional limits.
“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

or the rights or powers of the corporation or its stockholders, directors or officers; provided that such requirement is consistent with applicable jurisdictional requirements and allows a stockholder to bring such claims in at least one court in Delaware that has jurisdiction over such claims.

Pre-Suit Demand in Derivative Suits
Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must: (1) make a demand on the company’s board of directors; or (2) show that demand would be futile. Demand will be deemed futile if at least half the members of the board: (1) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand; (2) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand; or (3) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.

Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.
The foregoing waiting period is not required or, if applicable, shall terminate if: (1) the shareholder has been notified that the demand has been rejected by the corporation; (2) the corporation is suffering irreparable injury; or (3) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Stock Ownership Requirement for Derivative Suits
Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law and the plaintiff maintains such ownership throughout the litigation. A limited number of Delaware corporations may have included an ownership threshold for derivative claims in their bylaws; however, Delaware courts have not opined on the enforceability of these provisions.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (1) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation.
Under the Texas Law Amendments, a public Texas corporation may in its governing documents include a threshold of ownership (not to exceed three percent of the outstanding shares of the corporation) for an individual or group of individuals to institute or maintain a derivative proceeding brought on behalf of the corporation.

Judicial Deference to Derivative Suit Determinations	Delaware does not have an analogous statute. Under Delaware law, a stockholder’s right to bring a derivative suit is a judicially created doctrine.
Under the TBOC, any determination regarding how to proceed with allegations asserted in a derivative proceeding must be made by an affirmative vote of a majority of: (1) all independent and disinterested directors of the corporation, whether or not they constitute a quorum of the board; (2) a committee of one or more independent directors appointed by an affirmative vote of

54	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

a majority of the independent and disinterested directors, whether or not those directors constitute a quorum of the board; or (3) a panel of one or more independent, disinterested, and qualified individuals appointed by the court upon the corporation’s motion. If the decision-makers described above determine in good faith, after a reasonable inquiry and based on factors they deem appropriate under the circumstances, that continuation of the derivative proceeding is not in the corporation’s best interests, the court shall dismiss the proceeding upon the corporation’s motion.

Judicial Certification of Committees and Panels	Delaware does not have an analogous statute.
The TBOC permits corporations to request a court, at the start of a transaction or investigation of a derivative claim, to judicially determine the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.

Jury Trials	Jury trials are generally not available in the Delaware Court, which is the Court in which stockholder suits relating to the internal affairs of a Delaware corporation are typically filed.
Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee.
Under the Texas Law Amendments, a Texas corporation may, in its governing documents, adopt a waiver of jury trials for internal entity claims, as defined in the TBOC. Such waiver will constitute a knowing waiver if enforced against a party approving the certificate of formation or bylaws or acquiring a security after the adoption of such certificate of formation or bylaws, continuing to hold a security of a public company after such certificate of formation or bylaws are adopted or by other methods permitted under law.

Dissent and Appraisal Rights
Under the DGCL, a stockholder or beneficial owner of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair value of their shares as determined by the Delaware Court.
Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication,

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation.
However, a shareholder of a Texas corporation has no dissenters’ rights with

Texas Pacific Land Corporation | Proxy Statement	55

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation conversion, domestication, transfer or continuance they receive solely shares of stock of the surviving corporation or entity or of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (A) listed on a national securities exchange; or (B) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or (ii) held of record by at least 2,000 owners; (B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (C) any combination of the ownership interests and cash above.
Under the TBOC, an owner of an ownership interest in a Texas domestic entity subject to dissenters’ rights is entitled to dissent from an amendment to a Texas for-profit corporation’s certificate of formation to add required provisions to elect to be a public benefit corporation or delete required provisions, which in effect cancels the corporation’s election to be a public benefit corporation if the owner owns shares that

56	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Issue	Delaware	Texas

were entitled to vote on the amendment; except if the shares held by the owner are part of a class or series of shares listed on a national securities exchange; or held of record by at least 2,000 owners.

Independence of Corporate Statute	Delaware does not have an analogous statute.	The TBOC prohibits the plain meaning of the statutes under the TBOC from being supplanted, contravened, or modified by the laws or judicial decisions of any other jurisdiction.
What Changes After Texas Redomestication?
The Texas Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below.
Following the Texas Redomestication, the Company will be governed by the TBOC instead of the DGCL, and the Company will be governed by the Texas Certificate of Formation and the Texas Bylaws instead of the Delaware Charter and the Delaware Bylaws. Approval of this Proposal will constitute approval of the Plan of Conversion, the Texas Certificate of Formation and the Texas Bylaws.
The Delaware Charter and the Delaware Bylaws will no longer be in effect following completion of the Texas Redomestication.
What Doesn’t Change After Texas Redomestication?
By virtue of the Texas Redomestication, the Texas Corporation will be a continuation of the Delaware Corporation and all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Texas Corporation and will be the property of the Texas Corporation, and the title to any real property vested by deed or otherwise in the Delaware Corporation will not revert or be in any way impaired by reason of the Texas Redomestication, but all rights of creditors and all liens upon any property of the Delaware Corporation will be preserved unimpaired. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Texas Corporation and may be enforced against the Texas Corporation to the same extent as if these debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Texas Corporation. The rights, privileges, powers and interest in property of the Delaware Corporation, as well as the debts, liabilities and duties of the Delaware Corporation, will not be deemed, as a consequence of the Texas Redomestication, to have been transferred to the Texas Corporation for any purpose of the laws of the State of Delaware.
No Change in Business, Jobs or Physical Location
The Texas Redomestication will not result in any change in business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Texas Redomestication and the cost of corporate franchise taxes). The Company intends to maintain the corporate headquarters in Texas.
The management of the Company, including all directors and officers, will remain the same in connection with the Texas Redomestication and will have identical positions with the Texas Corporation.
No Change in Contractual Rights and Obligations
The Company’s rights and obligations under its material contractual arrangements will continue as rights and obligations of the Texas Corporation.
To the extent that the Redomestication will require the consent or waiver of a third party under any material contract, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Redomestication. The Company does not expect that any such required consent or waiver will impede its ability to redomesticate to Texas. The Company further does not expect that the Redomestication will otherwise adversely affect any of the Company’s material contracts with any third parties.

Texas Pacific Land Corporation | Proxy Statement	57

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
No Exchange Act Consequences
The Company will continue to be a publicly held company following completion of the Texas Redomestication, and the Company’s common stock will continue to be listed on the New York Stock Exchange and NYSE Texas and traded under the symbol “TPL.” The Company will continue to file required periodic reports and other documents with the SEC. The Company does not expect there to be any interruption in the trading of the Company’s common stock as a result of the Texas Redomestication. The Company and its stockholders will be in the same respective positions under the federal securities laws after the Texas Redomestication as the Company and its stockholders were prior to the Texas Redomestication.
No Material Accounting Implications
The Company expects that the Texas Redomestication will have no effect from an accounting perspective and that the financial statements of the Delaware Corporation previously filed with the SEC will remain the financial statements of the Texas Corporation following the conversion.
No Exchange of Stock Certificates or Book-Entry Entitlements Required
Stockholders will not have to exchange their existing stock certificates or book-entry entitlements for new stock certificates or book-entry entitlements. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock and stock certificates or book-entry entitlements will represent the same number of shares of the Texas Corporation as they represented of the Delaware Corporation. If a stockholder holds physical stock certificates, the stockholder does not have to exchange the existing stock certificates evidencing shares of the Company for stock certificates evidencing shares of the Texas Corporation; however, after the Texas Redomestication, any shareholder desiring a new stock certificate may submit the existing stock certificate to Equiniti Trust Company, LLC, the Company’s transfer agent, (“Equiniti”) for cancellation and obtain a new certificate by contacting Equiniti at telephone 800-468-9716.
All of the Company’s obligations under the Company’s equity compensation plans will be obligations of the Texas Corporation. Each stock or unit award will be converted to an equivalent award with the same terms issued by the Texas Corporation.
Certain Federal Income Tax Consequences
The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, the Texas Corporation, or the stockholders of the Company who receive the Texas Corporation Common Stock for their Delaware Corporation Common Stock, in connection with the Texas Redomestication. The aggregate tax basis of the Texas Corporation Common Stock received by a stockholder of the Company as a result of the Texas Redomestication will be the same as the aggregate tax basis of the Delaware Corporation Common Stock converted into that Texas Corporation Common Stock held by that stockholder as a capital asset at the time of the Texas Redomestication. Each stockholder’s holding period of the Texas Corporation Common Stock received in the Texas Redomestication will include the holding period of the common stock converted into that Texas Corporation Common Stock, provided the shares are held by such stockholder as a capital asset at the time of the Texas Redomestication.
This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, stockholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee restricted stock units or otherwise. This Proxy Statement does not address the tax consequences of the Texas Redomestication under state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Texas Redomestication under all applicable tax laws.
This discussion is based on the U.S. Internal Revenue Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Texas Redomestication. Future legislation, regulations, administrative rulings or court decisions may alter the consequences discussed above.

58	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION
Stockholders should consult their own tax advisor to determine the particular tax consequences to them of the Texas Redomestication, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.
Additional Information
Regulatory Matters
In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and the secretary of state of each other state where the Company is qualified to transact business and does not anticipate making any other state corporate law filings to effect the Texas Redomestication.
No Appraisal Rights
Under Section 262 of the DGCL, holders of Delaware Corporation Common Stock are not entitled to appraisal rights with respect to the Texas Redomestication described in this proposal.
Interests of Certain Persons in the Texas Redomestication
As described above, Texas law may provide greater protection to the Company’s officers and directors than provided under Delaware law. As a result, stockholders should be aware in voting on the Texas Redomestication Proposal that the Company’s directors and officers may be considered to have interests in the Texas Redomestication that are different from, or in addition to, the interests of the stockholders generally. The Board has considered these potential interests, among other matters, in reaching the decision to approve the Texas Redomestication.
Anti-Takeover Implications
The Texas Redomestication is not being effected to prevent a change of control, nor is it in response to any present attempt known to the Board to acquire control of the Company or to obtain representation on the Board. Nevertheless, certain effects of the Texas Redomestication may be considered to have anti-takeover implications by virtue of the Company being subject to Texas law.
Legal Proceedings
As of the date of this Proxy Statement, the Company does not have any legal proceedings pending in Delaware.
Effect of Not Obtaining the Required Vote for Approval
If the Texas Redomestication Proposal fails to obtain the requisite vote for approval, the Texas Redomestication will not be consummated, and the Company’s domicile will remain in Delaware.
Conclusion
After careful review of all of the factors, taken together, the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders, and the Board recommends that stockholders vote “FOR” the Texas Redomestication Proposal.
Vote Required
The approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on this proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

Texas Pacific Land Corporation | Proxy Statement	59

OTHER MATTERS

The Board does not know of any other matters that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the Annual Meeting and you have granted a proxy to the proxies named in this Proxy Statement by following the instructions on the Notice of Internet Availability or your proxy card, as applicable, such proxies may use their own judgment to determine how to vote your shares.

60	Texas Pacific Land Corporation | Proxy Statement

CORPORATE GOVERNANCE AND BOARD STRUCTURE

Stockholder Engagement and Communications with Directors
Our management team and our Board value, and regularly solicit and respond to, the views of our stockholders. We engage in open dialogue and direct communication with our stockholders on a variety of topics, including our business and growth strategy, financial performance, corporate governance and executive compensation practices. The feedback we receive during these engagements is incorporated in the Board’s deliberations and has informed enhancements to our financial disclosures, changes to our Board composition and governance framework and other initiatives.
Stockholder Outreach, Engagement and Feedback
For the past several years, we have increased the frequency and scope of our stockholder engagement activities, actively solicited stockholder feedback and, when appropriate and determined by the Board to be in the best interests of the Company and its stockholders, made changes to our governance, compensation and other practices in response to the stockholder feedback we received.
In May 2026, in response to stockholder interest in an investor day event, we hosted an investor presentation and water field visit to our facility in Midland, Texas. The event began with a presentation at the Permian Basin Petroleum Museum from our senior management and water teams, as well as remarks from the Bolt Data & Energy, Inc. (“Bolt”) team, a company in which we made a minority investment pursuant to a strategic agreement. Presentation topics included:
•
The history of our water business, TPWR;

•
Water sales;

•
Produced water royalties;

•
Produced water desalination; and

•
Data centers.

Following the presentation and lunch, attendees were transported to our Midland Yard for a field tour. Stockholders visited multiple stations hosted by various members of the water team at the Midland Yard, including an active frac pond, water treatment tank, water well, and our facility, which houses a laboratory, greenhouse and a freeze desalination test unit. More than 100 stockholders attended the investor day event, where they were able to ask questions and interface directly with members of our water team, senior management and Board. The response to this investor day was very positive, and specific feedback was discussed with management and relayed to the Board.
In August 2026, we hosted a grand opening event at TPWR’s 10,000-barrel-per-day fractional freeze produced water desalination facility located outside of Orla, Texas. We welcomed nearly 200 guests to the new facility, including regulators, politicians from Texas and New Mexico, interest group representatives, customers and suppliers, media members and stockholders. Following lunch and opening remarks, guests attended the official ribbon cutting ceremony, which marked the opening of the facility, and took tours of the facility guided by TPWR representatives. Guests were engaged, asking questions about the technology and process, and the response from attendees to the event and our produced water initiative has been positive.
We remain committed to regular engagement with our stockholders and other stakeholders and welcome their views on corporate governance, executive compensation, business strategy, performance and other topics. We invite stockholders to email us at IR@texaspacific.com with any suggestions, comments or inquiries.
Stockholder Engagement Regarding Executive Compensation
Prior to the 2023 annual meeting of stockholders, at the direction of our Compensation Committee, TPL management reached out to 10 of our largest stockholders, representing more than 20% of our outstanding shares of Common Stock (measured as of September 12, 2023), to discuss our executive compensation program along with other topics of importance to them. Four stockholders, representing approximately 10% of our outstanding shares of Common Stock (measured as of September 12, 2023) accepted our invitation to share feedback.

Texas Pacific Land Corporation | Proxy Statement	61

CORPORATE GOVERNANCE AND BOARD STRUCTURE
In 2024, we reached out to stockholders representing 48% of our outstanding shares of Common Stock and held meetings with stockholders representing 32% of our outstanding shares of Common Stock (measured as of September 3, 2024) to consider their perspectives on various issues, including executive compensation. Independent members of our Board participated in and led each of these meetings with stockholders. The participating members of our Board were joined in these meetings by one or more of the Company’s Chief Executive Officer, Chief Financial Officer, Senior Vice President, Secretary and General Counsel, and Vice President of Finance and Investor Relations.
In 2025, we engaged ICR, LLC (“ICR”), a strategic communications and advisory firm, to conduct a perception study survey of our stockholders to consider their perspectives on various issues, including strategy, capital allocation, governance and investor relations. ICR reached out to approximately 50 participants to participate in this survey. The survey also asked broadly for feedback on our governance and overall thoughts on performance. Respondents did not provide specific feedback on or suggest any changes to our compensation program.
Following each of these efforts, the Compensation Committee met with senior management to discuss what we learned during this comprehensive outreach process. In general, we learned that stockholders with which we engaged were not seeking significant changes to our compensation program. Many expressed support for our overall compensation philosophy and suggested modest changes, if any, including enhancing our proxy statement disclosures and increasing the proportion of performance-based equity that we award over time.
Communication with Directors
The Board is committed to meaningful engagement with stockholders and other interested persons and welcomes input and suggestions. Information regarding how stockholders can contact the Chair or non-management members of the Board is set forth in our Corporate Governance Guidelines, which are posted on the Company’s corporate website, www.TexasPacific.com. Stockholders and other interested persons who wish to contact the Board may do so by submitting any communications to the Company by mail at 2699 Howell Street, Suite 800, Dallas, Texas 75204, Attention: Investor Relations, with an instruction to forward the communication to a particular director or the Board as a whole. Our Board has created a number of ways for stockholders and other stakeholders to provide input and hear from management, including:
•
Attending an annual meeting of stockholders and submitting questions to be addressed during the meeting;

•
Attending quarterly earnings calls, investor conferences, and other similar opportunities;

•
Sending an email to our Investor Relations department at IR@texaspacific.com;

•
Mailing a letter to us at 2699 Howell Street, Suite 800, Dallas, Texas 75204, Attention: Investor Relations; and

•
Requesting a stockholder engagement meeting via one of the means outlined here.

Our Investor Relations team, in consultation with the General Counsel, will not forward any communication that it determines in good faith to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. The General Counsel maintains a list of each communication that was not forwarded because it was so determined to be unsuitable. Such list is delivered to the Board at its quarterly meetings. In addition, each communication that was not forwarded because it was determined to be unsuitable will be retained in the Company’s files and made available at the request of any member of the Board to whom such communication was addressed.
Board Structure and Committees
Board Leadership Structure
Our Board is led by the Chair. Mr. Best serves as the Chair and is an independent director. Our Delaware Bylaws and Corporate Governance Guidelines each provide that the Chair of the Board may also hold the position of Chief Executive Officer. At this time, the Board believes that separation of the Chair and Chief Executive Officer positions is appropriate and in the best interests of the Company and its stockholders. The Board believes that such separation provides independent leadership for the Board, helps ensure critical and independent thinking with respect to the Company’s strategy and performance and allows our Chief Executive Officer to focus on the Company’s day-to-day business operations. Our Chief Executive Officer also serves as a member of the Board as the management representative. The Company believes this is important to make information and insight directly available to the directors in their deliberations. This structure gives the Company an appropriate, well-functioning balance between non-management and management directors that combines experience, accountability, and effective risk oversight.

62	Texas Pacific Land Corporation | Proxy Statement

CORPORATE GOVERNANCE AND BOARD STRUCTURE
The duties of the Chair include, among other things:
•
Chairing Board meetings and meetings of stockholders;

•
Establishing the agenda for each Board meeting;

•
Leading executive sessions of the Board;

•
Having authority to call Board meetings;

•
Approving meeting schedules for the Board and information distributed to the Board;

•
Consulting with the Nominating and Corporate Governance Committee with regard to the membership and performance evaluations of the Board and committee members; and

•
Performing such other duties and responsibilities as may be requested by the Board.

In the event the Chair does not qualify as independent, our Corporate Governance Guidelines require the independent directors to select from among themselves a lead independent director. The duties of a lead independent director are set forth in our Corporate Governance Guidelines and include chairing Board meetings in the absence of the Chair, convening and leading executive sessions of the Board, serving as a liaison between the Chair and the independent directors, being available for consultation and director communication with major stockholders as directed by the Board, and performing such other duties and responsibilities as requested by the Board.
Board of Directors
The Board currently consists of nine (9) directors, eight (8) of whom — Mr. Best, Gen. Cook, Mr. Doyle, Ms. Duganier, Ms. Epps, Mr. Kurz, Mr. Roosa and Ms. Woung-Chapman — are considered “independent” under the rules of the SEC and the NYSE. No director may be deemed independent unless the Board determines that he or she has no material relationship with TPL. Mr. Best serves as the Chair. In light of Mr. Best’s extensive experience in the energy industry and service on public company boards, the Board believes that he is well-positioned to serve as Chair.
The Board meets at least quarterly, and the independent directors serving on the Board meet in executive session (i.e., without the presence of any non-independent directors and management) immediately following regularly scheduled Board meetings. During the fiscal year ended December 31, 2025 (the “Last Fiscal Year”), the Board met eight (8) times and acted by written consent in lieu of holding a meeting five (5) times. All of the directors attended at least 75% of the total number of meetings held by the Board and of the committees on which they served during the Last Fiscal Year. While the Company does not have a policy requiring director attendance at annual meetings of stockholders, each director is expected to attend the Company’s annual meetings of stockholders. Each member of the Board who was serving at the time of the 2025 annual meeting of stockholders attended our 2025 annual meeting of stockholders.
The Board has four standing committees, consisting of a Nominating and Corporate Governance Committee, an Audit Committee, a Compensation Committee, and a Strategic Acquisitions Committee. Membership of each committee as of the date of this Proxy Statement is shown in the following table.
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategic Acquisitions Committee
Rhys J. Best
Donald G. Cook	•	•	•
Peter Doyle				•
Barbara J. Duganier	•	▲		•
Donna E. Epps	▲		•
Tyler Glover
Karl F. Kurz		•		▲
Robert Roosa	•	•		•
Marguerite Woung-Chapman	•		▲
▲ Chair                  • Member

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Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of Marguerite Woung-Chapman, the chair, Donald G. Cook and Donna E. Epps. The Board has determined that each of the committee members have met the independence requirements for service on the Nominating and Corporate Governance Committee in accordance with the NYSE Listed Company Manual. The Nominating and Corporate Governance Committee is responsible for, among other things, identifying, evaluating and recommending individuals qualified to become members of the Board, and for overseeing corporate governance matters and the Company’s policies and programs concerning corporate social responsibility, including sustainability matters. During the Last Fiscal Year, the Nominating and Corporate Governance Committee held four (4) meetings.
The Nominating and Corporate Governance Committee Charter is provided on the Company’s corporate website at www.TexasPacific.com.
Audit Committee
The Audit Committee consists of Donna E. Epps, the chair, Donald G. Cook, Barbara J. Duganier, Robert Roosa and Marguerite Woung-Chapman. The Board has determined that Ms. Epps, Ms. Duganier, and Mr. Roosa are “audit committee financial experts,” as defined by the rules of the SEC, and each has accounting or related financial management expertise as required under the NYSE Listed Company Manual. Each member of the Audit Committee is financially literate. Additionally, the members of the Audit Committee each meet the independence requirements for service on the Audit Committee in accordance with the NYSE Listed Company Manual and Rule 10A-3 promulgated under the Exchange Act.
The Audit Committee is responsible for, among other things, ensuring that the Company has adequate internal controls and is required to meet with the Company’s auditors to review these internal controls and to discuss other financial reporting matters. The Audit Committee is also responsible for the appointment, pre-approval of work, compensation, and oversight of the auditors and for overseeing enterprise risk management, including oversight of risks from cybersecurity threats. The Audit Committee periodically reviews the Company’s policies and practices for managing cybersecurity risks, data security and artificial intelligence, including incident response plans, to ensure that such policies and practices are appropriately tailored to the Company’s risk framework. During the Last Fiscal Year, the Audit Committee held seven (7) meetings.
The Audit Committee Charter is provided on the Company’s corporate website at www.TexasPacific.com.
Compensation Committee
The Compensation Committee consists of Barbara J. Duganier, the chair, Donald G. Cook, Karl F. Kurz and Robert Roosa. The Board has determined that each member of the Compensation Committee is independent, as defined by the NYSE Listed Company Manual, and qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act. The primary functions of the Compensation Committee are to review, approve and recommend corporate goals and objectives relevant to compensation of our executive officers, review and approve TPL’s compensation plans and review and make recommendations regarding compensation for non-employee directors. During the Last Fiscal Year, the Compensation Committee held five (5) meetings and acted by written consent in lieu of holding a meeting one (1) time.
The Compensation Committee Charter is provided on the Company’s corporate website at www.TexasPacific.com.
Strategic Acquisitions Committee
The Strategic Acquisitions Committee consists of Karl F. Kurz, the chair, Peter Doyle, Barbara J. Duganier and Robert Roosa. The Strategic Acquisitions Committee is responsible for, among other things, assisting the Board in fulfilling its oversight responsibilities relating to evaluating potential acquisitions by reviewing, analyzing, assessing and, in the case of acquisitions involving cash consideration between $50 million and $100 million (subject to an annual cap), approving, potential acquisitions being considered by the Company. During the Last Fiscal Year, the Strategic Acquisitions Committee held five (5) meetings.
The Strategic Acquisitions Committee Charter is provided on the Company’s corporate website at www.TexasPacific.com.
Ad Hoc Committees
From time to time, the Board constitutes ad hoc committees, the membership, duties and compensation, if any, of which are determined by the Board.

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Compensation Committee Interlocks and Insider Participation
Each of Ms. Duganier, Gen. Cook, Mr. Kurz and Mr. Roosa served on the Compensation Committee during the Last Fiscal Year. None of the persons who served on the Compensation Committee during the Last Fiscal Year is or has been an officer or employee of the Company, and none had any relationship with the Company or any of its subsidiaries during the Last Fiscal Year that would be required to be disclosed as a transaction with a related person. None of our executive officers currently serves, or served in the Last Fiscal Year, on the board of directors or compensation or similar committee of another company at any time during which an executive officer of such other company served on our Board or Compensation Committee.
Corporate Governance
The Company is committed to conducting its business in accordance with the highest level of ethical and corporate governance standards. The Board periodically reviews its corporate governance practices and takes other actions to address changes in regulatory requirements, developments in governance best practices and matters raised by stockholders. The following describes some of the actions the Company has taken to help ensure that our conduct earns the respect and trust of stockholders, customers, business partners, employees, and the communities in which we live and work.
Corporate Governance Guidelines
Our Board has developed corporate governance policies and practices in order to help fulfill its responsibilities to stockholders and provide a flexible framework for it to review, evaluate, and oversee the Company’s business operations and management. Our Corporate Governance Guidelines set the standards, among other things, with respect to:
•
Director independence;

•
Criteria for selection of director candidates;

•
Board refreshment;

•
Board leadership structure;

•
Requirements for service on the Board;

•
Conflicts of interest;

•
Confidentiality;

•
Board and Board committees’ policies regarding director attendance;

•
Criteria for Board and management evaluation;

•
Director compensation; and

•
Communication.

Our Nominating and Corporate Governance Committee oversees and periodically reviews the Corporate Governance Guidelines and recommends any proposed changes to the Board for approval.
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics applicable to all members of the Board, executive officers and employees. A copy of the Code of Business Conduct and Ethics is available on the Company’s corporate website at www.TexasPacific.com. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Business Conduct and Ethics on our corporate website.
Risk Oversight
The Company believes that risk oversight is the responsibility of the Board as a whole and not solely of any one of its committees. The Board recognizes that all companies face a variety of risks, including strategic risk, reputational risk, environmental risk and operational risk. The Board periodically reviews the processes established by management to identify and manage risks and communicates with management about these processes. The Board encourages, and

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management promotes, a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations, including with respect to the receipt, retention and treatment of complaints or other expressions of concern received from employees of the Company or other persons. The Board also continuously assesses and analyzes, with the input of management, the most likely areas of future risk to which we may be vulnerable.
At the Board committee level, the Audit Committee regularly discusses policies with respect to risk assessment and risk management, the Company’s major litigation and financial risk exposures, compliance, cybersecurity, data security, use of artificial intelligence, information technology and the steps management has taken to monitor and control such exposures. The Compensation Committee oversees risks arising from the Company’s compensation and employee benefits plans, policies and programs for its employees. The Nominating and Corporate Governance Committee, with assistance from the Audit Committee and the Compensation Committee, oversees our sustainability program and monitors related risks. The Board and the various committee chairs address any issues identified in such discussions and reviews with management as they arise, and monitor actions, procedures or processes implemented in response.
Our General Counsel serves as our chief compliance officer and periodically reviews the effectiveness of the Company’s compliance programs and responds to, and monitors the status and response to, compliance issues that may arise from time to time. The General Counsel reports to the Chief Executive Officer.
Audit Committee Procedures; Procedures for Approval of Related Person Transactions
The Audit Committee meets separately and periodically with the Company’s independent auditor, the Company’s Chief Financial Officer and the Director of Internal Audit to assess certain matters, including the status of the independent audit process, management and the independent auditor’s assessments of the Company’s financial reporting and internal controls and compliance with legal and regulatory requirements, and management’s views as to the competence, performance and independence of the independent auditor. The Audit Committee oversees the internal audit function, including its structure, personnel, budget, and annual internal audit plans. In addition, the Audit Committee, as a whole, reviews and meets to discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor. The Audit Committee makes a recommendation to the Board each year as to whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.
Information about the procedures for approval of related person transactions is available under the heading “Security Ownership of Certain Beneficial Owners and Management — Transactions with Related Persons” on page 71 below.
Other Governance Matters
Qualifications and Nominations of Directors
The Nominating and Corporate Governance Committee Charter provides that the Nominating and Corporate Governance Committee screen, recruit and interview individuals that the Nominating and Corporate Governance Committee believes are qualified to become members of the Board, consistent with criteria approved by the Board from time to time, and to recommend to the Board the (a) director nominees to be selected by the Board to stand for election or re-election at the annual meeting of stockholders and (b) director candidates to be appointed by the Board to fill vacancies and newly created directorships. The Board and Nominating and Corporate Governance Committee determine the minimum qualifications that a director nominee should possess on a case by case basis and typically evaluate candidates based on factors including, but not limited to, a general understanding of finance, corporate governance and strategy, senior leadership experience, public company board experience, an understanding of the Company’s business and industry, diversity of background, perspectives and experiences, character, whether the candidate would satisfy the independence standards of the NYSE Listed Company Manual and the other skills identified in the matrix included in “Proposal 1 — Election of Directors — Qualifications and Experience” above. The Board and the Nominating and Corporate Governance Committee aim to identify a diverse group of candidates and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the Board.
The Nominating and Corporate Governance Committee reviews periodically the size of the Board and oversees an annual self-evaluation of the Board and its committees. The Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders. Whenever the Nominating and Corporate Governance Committee concludes, based on the reviews or considerations described above or due to a vacancy, that a new nominee to the Board is required or advisable, it will consider recommendations from directors, management, stockholders and, if it deems appropriate, consultants retained for that purpose. In such circumstances, it will evaluate individuals recommended by stockholders in the same manner as nominees recommended from other sources.

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CORPORATE GOVERNANCE AND BOARD STRUCTURE
Stockholders who wish to nominate an individual for election as a director directly, without going through the Nominating and Corporate Governance Committee, must comply with the procedures in the Delaware Bylaws. Our Delaware Bylaws also permit qualified stockholders or groups of stockholders to include nominations for election as a director in our proxy materials by complying with the proxy access provisions in our Delaware Bylaws.
Our Board has adopted a “majority vote policy.” Under this policy any nominee for director in an uncontested election who does not receive a majority of the votes cast and is an incumbent director is required to promptly tender his or her resignation, subject to acceptance by the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the tendered resignation or whether other action should be taken. The Board will then act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation within ninety (90) days from the date of the certification of the election results. A director who tenders his or her resignation will not participate in the recommendation of the Nominating and Corporate Governance Committee nor the decision of the Board with respect to his or her resignation.
Insider Trading Policy; Anti-Hedging Policy
We have an Insider Trading Policy that sets forth terms, conditions, timing, limitations, and prohibitions with respect to trading in the Company’s securities. The Insider Trading Policy prohibits all employees, executive officers, directors, agents, consultants and contractors from trading in the Company’s securities while in possession of material nonpublic information. Such persons are also generally prohibited from hedging, including engaging in publicly-traded options, puts, calls, or other derivative instruments relating to the Company’s securities or selling the Company’s securities “short.” The Insider Trading Policy also requires that such persons obtain pre-approval from the Company’s General Counsel for all pledges, and the deposit in margin accounts, of the Company’s securities and the securities of any other company designated by the Company’s General Counsel. The Insider Trading Policy also restricts directors, officers subject to Section 16 of the Exchange Act, and certain other specifically designated employees from trading in the Company’s securities during certain periods and only after they have obtained pre-clearance for trades in the Company’s securities from the Company’s General Counsel (or, in the case of the General Counsel, the Chief Financial Officer). While the Company is not subject to the Insider Trading Policy, it does not trade in its securities when it is in possession of material nonpublic information other than pursuant to previously adopted Rule 10b5-1 trading arrangements.
Clawback Policy
The Company has adopted a Clawback Policy in accordance with Section 10D of the Exchange Act and Rule 10D-1 promulgated thereunder (collectively, “Section 10D”). In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Clawback Policy requires that covered executives must reimburse the Company, or forfeit, any excess incentive compensation received by such covered executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the restatement. Executives covered by the Clawback Policy are current and former executive officers, as determined by the Board in accordance with Section 10D and the NYSE Listed Company Manual, as well as such other senior executives and employees who may from time to time be deemed subject to the Clawback Policy by the Board. Incentive compensation subject to the Clawback Policy includes any cash or equity compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure as defined in Section 10D. The amount subject to recovery is the excess of the incentive compensation received based on the erroneous data over the incentive compensation that would have been received had it been based on the restated results.
Sustainability
Our current sustainability disclosure is available at our website at www.TexasPacific.com. Our sustainability disclosure has been prepared to align with the Sustainable Accounting Standards Board, the Global Reporting Initiative, and the Task Force on Climate Related Disclosures frameworks.
Our sustainability strategy reflects our dedication to meeting tactical business priorities while managing the environmental impacts of our operations, maintaining principles for social responsibility, and upholding a commitment to strong corporate governance. Our sustainability strategy is focused on the overarching priorities of environmental management, employee health and safety, workforce management and equality, community and landowner

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engagement, and strong corporate governance and ethics. We are committed to sustainability and responsible stewardship across all of our operations and land management activities.
As we do not produce oil or gas from the land from which our royalty revenue stream is derived, we developed our sustainability goals and partnership opportunities in consultation with the entities operating on our land. On the water solutions side of our business, we developed a tailored sustainability program that addresses the responsible buildout of water assets and management of water as a natural resource. Our continued goal is an integrated and iterative approach to sustainable and responsible resource management.
Our sustainability accomplishments and goals include, but are not limited to:
•
Increased the electrification of our water assets in an effort to reduce costs and mitigate our overall emission profile by reducing reliance on diesel generators. Cumulatively through December 31, 2025, we spent $25.2 million of capital on electric infrastructure.

•
Initiated energy tracking in 2020 to monitor and identify trends in energy consumption and sourcing.

•
Prioritized the health and welfare of our workforce.

•
Employed practices for the tracking and monitoring of all spills, regardless of whether they fall within or outside of regulatory reporting requirements. We had zero reportable spills of produced water in 2025, 2024 and 2023.

•
Partnered with oil and gas operators on the Company’s surface estate to collectively discuss and manage sustainability risks. Partnership opportunities included: developing renewable energy infrastructure across our land, developing water infrastructure to support the reuse and recycling of produced water — a critical response to climate change, partnering to develop new technologies that support emissions management, and more.

•
Instituted a governance framework that includes oversight and stewardship of our sustainability strategies. The Nominating and Corporate Governance Committee reviews our policies and programs concerning corporate social responsibility, including sustainability matters, with the support of the Audit Committee and the Compensation Committee, where appropriate. The committees provide guidance to the Board and management with respect to trends and developments regarding environmental, social, governance, and political matters that could significantly impact the Company.

The disclosure denotes that the Company’s sustainability strategy, including metrics and targets, will be continuously reviewed and assessed annually to determine if updates or process improvements are needed.
Our full sustainability disclosure is available at www.TexasPacific.com/sustainability.
Human Capital Resources
We believe we have a talented, motivated and dedicated team, and we are committed to supporting the development of our team members and continuously building on our strong culture. As of December 31, 2025, the Company had 114 full-time employees, of which 35 were employees of TPWR, and as of August 1, 2026, the Company had 132 employees, of which 39 were employees of TPWR.
Our business strategy and ability to serve customers relies on employing talented professionals and attracting, training, developing and retaining a knowledgeable skilled workforce. We maintain a good working relationship with our employees. We value our employees and their experience in providing value through land, mineral and water resource management and water solutions. Maintaining a robust pipeline of talent is crucial to our ongoing success and is a key aspect of succession planning efforts across the organization. Our leadership and human resources teams are responsible for attracting and retaining top talent by facilitating an environment where employees feel supported and encouraged in their professional and personal development.
We strive to be a great place for our employees to work. Accordingly, we offer industry competitive pay and benefits, tuition reimbursement and continuing education classes and are committed to maintaining a workplace environment that promotes employee productivity and satisfaction.
Employee safety is also among our top priorities. Accordingly, we have developed and administer company-wide policies to ensure a safe and fair workplace free of discrimination or harassment for each team member and compliance with Occupational Safety and Health Administration (“OSHA”) standards, as further discussed in our Code of Business Conduct and Ethics. This commitment applies to recruiting, hiring, compensation, benefits, training, termination, promotions or any other terms and conditions of employment. We maintain our strong focus on safety and have taken measures to protect our employees and maintain safe, reliable operations.

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CORPORATE GOVERNANCE AND BOARD STRUCTURE
We strive for a goal of zero occupational injuries, illnesses and incidents in our workplace. To ensure that we protect our safety culture, we have in place a dedicated Health, Safety and Environmental Management team with substantial combined years of experience and have in-house authorized trainers for OSHA-required certified training, powered equipment training and PCE-safe land certificated training.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have determined beneficial ownership in accordance with the rules of the SEC. Under such rules, an individual or entity is generally deemed to beneficially own any shares as to which the individual or entity has sole or shared voting or investment power, including any shares that the individual or entity has the right to acquire within 60 days of September 10, 2026 through the exercise of any stock options, through the vesting/settlement of restricted stock units (“RSUs”), or upon the exercise of other rights. Shares underlying PSUs will not be deemed beneficially owned by a person even if the PSU may vest within 60 days of September 10, 2026, because the satisfaction of the applicable performance conditions is outside of the person’s control. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named below, any Common Stock that such person or persons has the right to acquire within 60 days of September 10, 2026 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
Except as indicated in the footnotes below, we believe, based on the information furnished or available to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to community property laws where applicable. There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change of control of the Company.
Security Ownership of Certain Beneficial Owners
The following table is based upon 68,974,683 shares of Common Stock outstanding as of September 10, 2026, and shows all holders known to the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock as of September 10, 2026:
Name and Address of Beneficial Owner	Number of Securities Beneficially Owned(1)	Percent of Class
Horizon Kinetics Holding Corporation(2) 470 Park Avenue South, 8th Floor South New York, New York 10016	10,109,933	14.7%
BlackRock, Inc.(3) 50 Hudson Yards New York, New York 10001	5,445,993	7.9%
Vanguard Capital Management LLC(4) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	4,348,379	6.3%
State Street Corporation(5) One Congress Street, Suite 1 Boston, Massachusetts 02114	3,508,116	5.1%

(1)
All share amounts reflect the 3-for-1 stock split effected on December 22, 2025.

(2)
The information reported is based on Amendment No. 11 to Schedule 13D (the “Schedule 13D”) filed on May 7, 2026, by Horizon Kinetics Asset Management LLC (“HKAM”), a wholly owned subsidiary of Horizon Kinetics Holding Corporation (“HKHC”). HKAM reported sole voting and sole dispositive power with respect to all shares beneficially owned. HKHC, through its wholly owned registered investment adviser, HKAM, acts as a discretionary investment manager on behalf of its clients, who maintain beneficial interests in TPL. Peter Doyle, co-founder and Co-Chief Executive Officer of HKAM, is a director of TPL. The number of shares beneficially owned excludes shares held by senior portfolio managers of HKAM.

(3)
The information reported is based on Amendment No. 2 to the Schedule 13G filed on February 5, 2025, by BlackRock, Inc. After giving effect to the three-for-one stock split effected on December 22, 2025, BlackRock, Inc. reported sole voting power with respect to 5,073,825 shares and sole dispositive power with respect to 5,445,993 shares.

(4)
The information reported is based on the Schedule 13G filed on April 30, 2026, by Vanguard Capital Management LLC. Vanguard Capital Management LLC reported sole dispositive power with respect to 4,348,379 shares and sole voting power with respect to 564,694 shares.

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(5)
The information reported is based on the Schedule 13G filed on November 7, 2025, by State Street Corporation. After giving effect to the three-for-one stock split effected on December 22, 2025, State Street Corporation reported shared voting power with respect to 2,563,263 shares and shared dispositive power with respect to 3,507,897 shares.

Security Ownership of Directors and Officers
The following table is based upon 68,974,683 shares of Common Stock outstanding as of September 10, 2026 and shows the number of shares of Common Stock beneficially owned directly or indirectly as of September 10, 2026 by (i) our current directors, including our director nominees, (ii) our Named Executive Officers and (iii) all of our current directors and executive officers as a group. Unless otherwise indicated, the address for each director and Named Executive Officer is: c/o Texas Pacific Land Corporation, 2699 Howell Street, Suite 800, Dallas, Texas 75204.
Name of Beneficial Owner	Number of Securities Beneficially Owned(1)	Percent of Class
Directors and Named Executive Officers:
Rhys J. Best	3,299	*
Donald G. Cook	3,086	*
Peter Doyle	160,027(2)	*
Barbara J. Duganier	2,921	*
Donna E. Epps	2,921	*
Karl F. Kurz	2,624	*
Robert Roosa	4,469(3)	*
Marguerite Woung-Chapman	1,769	*
Tyler Glover	44,171	*
Chris Steddum	12,040	*
Micheal W. Dobbs	7,845	*
All Directors and Executive Officers as a Group (11 persons)	245,172	*

*
Indicates ownership of less than 1.0% of the class.

(1)
All share amounts reflect the 3-for-1 stock split effected on December 22, 2025.

(2)
Includes (i) 146,936 shares held by Peter Doyle, (ii) 11,286 shares held by Mr. Doyle’s spouse, and (iii) 1,805 shares held in trust for which Mr. Doyle’s spouse serves as trustee.

(3)
Includes (i) 1,769 shares held by Robert Roosa, (ii) 1,350 shares held by RSR Resources & Minerals Unvested, LLC, of which Mr. Roosa is the manager, and (iii) 1,350 shares held by RSR Resources & Minerals Vested, LLC, of which Mr. Roosa is the manager.

Transactions with Related Persons
TPL generally does not engage in transactions in which TPL’s executive officers or directors (or any of their immediate family members) or any of TPL’s stockholders owning 5% or more of TPL’s outstanding shares of Common Stock (or any of their immediate family members) have a material interest. Should a proposed transaction or series of similar transactions involve any such persons in an amount that exceeds $120,000 in any fiscal year, it will be subject to review and approval by the Audit Committee in accordance with its written policy and procedures adopted by the Board. Transactions entered into that were not related person transactions at the time that they were consummated, but that later become related person transactions during the course of the transaction, will also be subject to review by the Audit Committee in accordance with a written policy adopted by the Board.
In December 2025, the Company made a minority investment in Bolt, a privately held company focused on the development of large-scale data center and energy infrastructure projects. The Company invested $50.0 million in exchange for shares of Series A preferred stock of Bolt, resulting in a minority ownership interest. Prior to the closing of the Company’s investment in Bolt, the Company was informed that HKAM, a wholly owned subsidiary of HKHC, intended to make a significant equity investment in Bolt through various affiliated funds. Murray Stahl, who was a director of the Company at the time, was also the Chief Executive Officer, Chairman and Chief Investment Officer of HKAM at the time. The Company and the Audit Committee reviewed HKAM’s proposed investment in Bolt and, along with HKAM, undertook

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
steps to alleviate any potential conflicts of interest that could arise from such investment. Following the Company’s investment, HKAM invested approximately $47.5 million in Bolt.
Other than as discussed above, there have been no transactions between the Company and a related person since the beginning of the Last Fiscal Year that would be reportable under SEC rules or regulations.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officers
Each of our executive officers will hold office until his successor has been duly appointed and qualified or until his earlier death or resignation, but any officer may be removed from office at any time by the affirmative vote of a majority of the Board.
Tyler Glover, 41, serves as TPL’s President and Chief Executive Officer. Biographical information for Mr. Glover is included in the section above titled “Director Nominees.”
Chris Steddum, 46, has served as TPL’s Chief Financial Officer since June 1, 2021. Prior to that, Mr. Steddum served as Vice President, Finance and Investor Relations of TPL and also served as Vice President, Finance and Investor Relations of the Trust. Prior to joining the Trust in 2019, Mr. Steddum spent 10 years working in oil and gas investment banking, most recently as a Director at Stifel Financial Corporation from 2016 to 2019, and prior to that served as a Director at GMP Securities from 2014 to 2016.
Micheal W. Dobbs, 53, has served as TPL’s Senior Vice President, Secretary and General Counsel since January 11, 2021. Mr. Dobbs also served as Senior Vice President and General Counsel of the Trust from August 2020 until January 11, 2021. Prior to joining the Trust, Mr. Dobbs had been an equity partner at Kelley Drye & Warren LLP and managing partner of the Houston, Texas office.
Significant Employees
Robert A. Crain, 48, serves as Executive Vice President of TPWR, in which capacity he has served since its formation in June 2017. From 2015 to 2017, Mr. Crain was Water Resources Manager with EOG Resources where he led the advancement of EOG’s water resource development efforts across multiple basins including the Permian and Eagle Ford. During his career, he has successfully developed multiple large-scale water sourcing, distribution and treatment systems across multiple platforms and industries.
Stephanie Buffington, 60, serves as TPL’s Chief Accounting Officer, in which capacity she has served since June 1, 2021. From September 2020 through May 2021, Ms. Buffington served as Vice President of Financial Reporting and from December 2017 through September 2021 served as Director of Financial Reporting. Prior to joining the Company, Ms. Buffington most recently served as Vice President of Financial Reporting at Monogram Residential Trust, Inc., a publicly traded REIT, from 2014 to 2017. Ms. Buffington has over 25 years of public company experience and began her career at KPMG. She is a licensed Certified Public Accountant in the State of Texas.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides information on the compensation arrangements for each of TPL’s Chief Executive Officer (principal executive officer), Chief Financial Officer (principal financial officer), up to three other most highly compensated individuals who were serving as an executive officer at the end of the Last Fiscal Year, and up to two other individuals who would have been included as other most highly compensated individuals but who were not serving as executive officers at the end of the Last Fiscal Year, for services rendered to TPL and its subsidiaries in all capacities during the Last Fiscal Year (the “Named Executive Officers”). The compensation disclosures below reflect fiscal year 2025.
For fiscal year 2025, the following officers represented our Named Executive Officers:

TYLER GLOVER President and Chief Executive Officer	CHRIS STEDDUM Chief Financial Officer	MICHEAL W. DOBBS Senior Vice President, Secretary, and General Counsel
Executive Summary
Our business activity is generated from our surface and royalty interest ownership, primarily in the Permian Basin. Our revenues are derived from oil and gas royalties, water sales, produced water royalties, easements and other surface-related income and land sales. Due to the nature of our operations and concentration of our ownership in one geographic location, our revenue and net income are subject to substantial fluctuations from quarter to quarter and year to year. In addition to fluctuations in response to changes in the market price for oil and gas, our financial results are also subject to decisions by the owners and operators of not only the oil and gas wells to which our oil and gas royalty interests relate, but also to other owners and operators in the Permian Basin as it relates to our other revenue streams, principally water sales, produced water royalties, easements and other surface-related revenue.

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2025 Business and Financial Performance Highlights(1)
Net income of $481.4m or $6.97 per share (diluted)	Revenues of $798.2m	Adjusted EBITDA(2) of $687.4m	Free cash flow(2) of $498.3m
Royalty production of 34.6k barrels of oil equivalent per day	Total cash dividends of $2.13 per share paid during 2025	Water sales revenue of $169.7m

(1)
All share and share price amounts reflect the three-for-one stock split effected on December 22, 2025.

(2)
Adjusted EBITDA and free cash flow are non-GAAP financial measures. Reconciliations of non-GAAP measures are provided in Appendix A attached hereto.

Key Aspects of 2025 Design
Our compensation program design is intended to meet the following objectives:
•
Align executives’ financial interests more closely with stockholders;

•
Tie a substantial portion of executive compensation with the Company’s performance (both stock price and financial performance) to incorporate risk into the awards, while relying heavily on formulaic incentive compensation;

•
Incorporate long-term vesting periods for a substantial portion of executive compensation to help ensure continuity of the management team;

•
Ensure transparency for participants and stockholders about how outcomes are determined with an appropriate and competitive level of pay at risk;

•
Meet common governance standards for public companies, and assess and control the program to avoid creating undue risk or encouraging excessive risk-taking by executives; and

•
Ensure a competitive compensation program.

We believe that our program, including awards under the Texas Pacific Land Corporation 2021 Incentive Plan (the “2021 Plan”), has an appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk-taking. This program design is consistent with typical practices among our Reference Group (see below) while reflecting the unique aspects of TPL.
Based on positive feedback from our stockholders concerning our 2024 executive compensation program, the Compensation Committee generally maintained the overall compensation program structure in 2025. We have also maintained the key aspects of our compensation program for 2026.
Decision-Making Process
Compensation Philosophy and Approach
TPL’s 2025 executive compensation program was designed to recruit and retain an executive team and to reward performance in achieving TPL’s goal of creating stockholder value. The 2025 executive compensation program consisted principally of a salary, an annual cash incentive (sometimes referred to as awards under a non-equity incentive plan), and long-term share-based compensation as discussed below:

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Key Compensation Component	Purpose	Philosophy
Base Salary	• Provide a competitive level of fixed compensation	• Set at a competitive level annually by the Compensation Committee and the Board, as applicable • Based on evaluation of executive officers’ performance, contributions and competitive market data
Annual Cash Incentive
•
Align executive officer pay with performance

•
Reward for achievement of annual goals, both financial and non-financial

•
Establish strategic priorities for the year through the strategic portion of the award

•
Individual target levels set at a competitive level based on competitive market data and executive officers’ contribution level

•
Payouts heavily influenced by performance against pre-set goals

•
Portion of award earned through achievements against strategic priorities

Long-Term Incentives
•
Align executive pay with long-term stockholder value creation through share ownership

•
Encourage long-term retention through extended vesting periods

•
Tie executive pay outcomes to long-term performance through performance-based awards

•
Individual awards set at a competitive level based on competitive market data and executive officers’ contribution level

•
At least 50% of each executive officer’s awards are performance-based

•
Performance tied to long-term share price and financial performance, based on pre-set goals

As part of its compensation program, TPL also maintains a qualified defined contribution plan, which is available to employees generally, including the Named Executive Officers. This plan is designed to assist employees in planning for their retirement. TPL also previously maintained a qualified defined benefit pension plan for the benefit of all employees, the Restated Texas Pacific Land Corporation Employees’ Pension Plan (the “Pension Plan”). The Pension Plan was frozen as of December 31, 2024, and in conjunction with freezing the Pension Plan, the Board approved a discretionary contribution to the Named Executive Officers’ 401(k) plan for 2025, as reflected in the Summary Compensation Table below, and to the 401(k) plan for all Company employees for 2025. This discretionary contribution was equal to 6% of total compensation for each eligible participant, subject to the Internal Revenue Service annual compensation limit of $350,000 for each eligible participant. The discretionary contribution for 2025 was made in the first quarter of 2026. As of December 31, 2025, the Pension Plan was terminated. See further discussion of the freezing and termination of the Pension Plan in Note 9, “Pension and Other Postretirement Benefits” in the notes to our consolidated financial statements included in the Annual Report in Part II, Item 8. “Financial Statements and Supplementary Data.”
Consideration of 2025 Say on Pay Vote; Stockholder Engagement
At our November 2025 annual meeting of stockholders, approximately 86% of votes cast voted to approve our 2024 executive compensation program. The Compensation Committee viewed this as support of its approach and philosophy and as a basis for continuing with the compensation program described in this CD&A.
In 2025, we engaged ICR, a strategic communications and advisory firm, to conduct a perception study survey of our stockholders to consider their perspectives on various issues, including strategy, capital allocation, governance and overall performance. Respondents generally acknowledged recent changes such as the declassification of the Board and stockholders’ ability to call a special meeting as positives. Certain respondents also stated that the Company’s conversion to a C-corporation has been a success. Respondents did not provide specific feedback on or suggest any changes to our compensation program.
See “Corporate Governance and Board Structure — Stockholder Engagement and Communications with Directors” on page 61 above for a detailed discussion of the Company’s stockholder engagement efforts, including stockholder engagement regarding executive compensation.

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Role of the Compensation Committee
The Compensation Committee has the sole authority to determine the compensation of the Named Executive Officers other than the Chief Executive Officer and to make recommendations to the Board, which has the authority to make final decisions, with respect to the compensation of the Chief Executive Officer. The Compensation Committee is also responsible for developing and overseeing an equity compensation program for the Company generally for other employees, and for making recommendations to the Board with respect to compensation for non-employee directors, with assistance from the Compensation Committee’s independent compensation consultant.
In establishing the Named Executive Officers’ compensation for 2025, the chair of the Compensation Committee and the full Compensation Committee met multiple times, including with management and the Compensation Committee’s independent compensation consultant, to review market practices, evaluate potential alternatives, determine appropriate metrics and goals, and review strategic goals and performance. Additionally, the Compensation Committee reviews performance evaluations of the Named Executive Officers and other officers and a self-evaluation of the Chief Executive Officer.
Role of Management
Our Chief Executive Officer, Mr. Glover, provided recommendations for compensation for his direct reports, including Mr. Steddum and Mr. Dobbs. Additionally, the management team provided the Compensation Committee with financial performance information to assist with the assessment of company and individual performance in determining the bonuses for 2025. The Compensation Committee considered this information in its decision-making process. No member of management participated in discussions relating to his or her own compensation.
Role of the Independent Consultant
Since 2021, the Compensation Committee has used Meridian Compensation Partners (“Meridian”) as its independent compensation consultant to assist the Compensation Committee in fulfilling its responsibilities related to the oversight of TPL’s executive officer and non-employee director compensation. The Compensation Committee determined that Meridian was independent from management based upon the consideration of various relevant factors, including that Meridian did not provide any services to TPL except advisory services to the Compensation Committee, and that Meridian maintained and adhered to, policies and procedures that were designed to prevent conflicts of interests.
Meridian advises the Compensation Committee in the development of pay strategies regarding our executive officers, including our Chief Executive Officer, and non-employee directors. The Compensation Committee reviews and discusses matters involving executive officer and non-employee director compensation. Following this review, the Compensation Committee makes a determination and/or recommendation to the Board, as applicable under the Compensation Committee’s Charter, regarding, among other things, (a) the compensation of the Chief Executive Officer and the compensation of executive officers other than the Chief Executive Officer, in each case including salary, bonus, benefits, incentive awards and perquisites, and (b) compensation for TPL’s non-employee directors.
Benchmarking Process
Determining the 2025 Compensation Program
As described below, the Compensation Committee asked Meridian to review market data as part of the process of establishing 2025 compensation for our Named Executive Officers. As part of this process, the Compensation Committee noted that TPL is a unique organization in a number of ways:
•
It is the largest publicly-traded oil and gas mineral royalty focused organization;

•
Unlike most oil & gas mineral royalty focused organizations, TPL also owns and manages a large amount of surface rights;

•
These surface rights allow the creation of additional business lines, such as our water business and surface leases, easements and material (referred to as “SLEM”) and potential investment opportunities, including data centers and power generation infrastructure;

•
TPL’s legacy assets carry zero basis on the balance sheet; and

•
TPL’s financial profile is unusual with limited debt, limited book assets, and high margins. TPL also returns a significant portion of its cash flow to stockholders through dividends and share repurchases.

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As a result of these unique characteristics, TPL does not have any direct peers. Instead of reviewing peer group market data, the Compensation Committee asked Meridian to review compensation for a group of comparable reference companies (the “Reference Group”) that may represent our competition for executive talent. The Reference Group (listed below) represents companies that operate in ancillary businesses, such as royalty/non-operating companies (“Royalty/Non-Op”), midstream companies/water companies and exploration and production (“E&P”) companies that have business lines similar to TPL and are similar in market capitalization, enterprise value, and/or Adjusted EBITDA. The table below lists the companies included in our Reference Group for purposes of determining compensation for 2025.
Royalty/Non-Op Companies	Midstream/Water Companies	E&P Companies
Black Stone Minerals, L.P.	Aris Water Solutions, Inc.(1)	Civitas Resources, Inc.
Freehold Royalties Ltd.	DT Midstream, Inc.	Matador Resources Co
Kimbell Royalty Partners, LP	EnLink Midstream, LLC(1)	Ovintiv, Inc.
Northern Oil & Gas, Inc.	Kinetik Holdings, Inc.	Permian Resources Corp
PrairieSky Royalty Ltd	Select Water Solutions, Inc.	Range Resources Corp
Sitio Royalties Corp(1)	Western Midstream Partners, L.P.	SM Energy Co

(1)
The referenced company was acquired by or merged with another company in 2025 or 2026.

2025 Compensation Program
TPL’s 2025 executive compensation program was designed to reward performance in achieving TPL’s goal of creating stockholder value as detailed below.
Base Salaries
Our Named Executive Officers receive a base salary to provide a competitive level of fixed compensation based on each individual’s role, experience, qualifications, and individual performance. The base salaries as of the end of 2025 for our Named Executive Officers were as follows:
Named Executive Officer	Base Salary as of December 31, 2025
Tyler Glover	$850,000
Chris Steddum	$545,000
Micheal W. Dobbs	$455,000
The base salary for Mr. Glover is unchanged since 2020. The Compensation Committee increased the base salaries for Mr. Steddum and Mr. Dobbs for 2025 to better align with market data from the Reference Group.
2025 Annual Incentive Targets
Each of the Named Executive Officers is eligible to earn an annual cash bonus, based on the target bonus, which is expressed as a percentage of base salary and established based on references to market data from the Reference Group. The target bonus as a percentage of base salary for each of our Named Executive Officers for 2025 was as follows:
Named Executive Officer	2025 Target Bonus as a % of Salary
Tyler Glover	110%
Chris Steddum	100%
Micheal W. Dobbs	80%
The target bonus as a percentage of base salary for Mr. Glover is unchanged from 2024. The Compensation Committee increased the target bonus as a percentage of base salary for Mr. Steddum and Mr. Dobbs for 2025 to better align with market data from the Reference Group.
The Compensation Committee has established a structured annual incentive program, with goals tied to key metrics for the Company, pursuant to which the bonuses discussed above are awarded. For 2025, the metrics included two

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performance metrics (free cash flow (“FCF”) per fully diluted share) and Adjusted EBITDA, as well as several strategic objectives, as outlined below.
2025 Annual (Short-Term) Incentive Program Summary
For 2025, the Compensation Committee approved a change in metrics for the short-term incentive program from Adjusted EBITDA margin to Adjusted EBITDA. As our revenue has grown year-over-year, it has become increasingly difficult to ensure alignment between maximizing FCF and increasing our Adjusted EBITDA margin. While maintaining our high Adjusted EBITDA margin remains a priority for our management team, the Compensation Committee determined that using Adjusted EBITDA as a metric for the short-term incentive program provides a more appropriate incentive for management in maximizing stockholder value. Accordingly, for 2025, annual payouts under the short-term incentive were based on the following metrics and weightings:
Metric	Weight	Rationale
FCF per Fully Diluted Share(1)	50%	Generating FCF is a high priority for TPL, which enables greater returns to stockholders in the form of dividends and share repurchases. Measuring FCF on a per share basis ensures that any share dilution is appropriately used to increase FCF.
Adjusted EBITDA	25%	Generating Adjusted EBITDA is a high priority for TPL and represents a strong indicator of business performance.
Strategic Objectives	25%	These objectives were established based on key strategic priorities to ensure long-term success, such as safety and environmental performance, increasing use of TPL’s land, SLEM, and water services, leveraging TPL’s land to explore other non-oil and gas revenue streams, increased operational enhancements through integrated technology solutions, and generating an appropriate return on new capital spend.

(1)
Calculated as FCF divided by the fully diluted weighted average number of shares outstanding.

Goals for each of the 2025 metrics were established at the beginning of 2025, based on expectations for the year. The threshold, target, and maximum levels of performance for each performance metric are outlined below. At threshold, target, and maximum performance levels, 50%, 100%, and 200% of the target bonus would be earned, respectively, for each metric:
Metric	Weighting	Threshold	Target	Maximum	Actual Results
FCF per Fully Diluted Share(1)	50.0%	$4.33	$6.67	$9.00	$7.22
Adjusted EBITDA	25.0%	$435,000,000	$635,000,000	$835,000,000	$687,369,000

(1)
Per share amounts reflect the three-for-one stock split effected on December 22, 2025.

Our performance against the pre-established financial goals can be heavily influenced by the impact of changes in commodity prices. To mitigate this impact, the Compensation Committee has implemented a commodity adjustment calculation which uses a collar on commodity prices. Within the collar range, no adjustment is made for commodity prices. If our total commodity price realization falls below or rises above the collar range, a floor or cap on prices is applied. This provides our Named Executive Officers with some exposure to commodity price fluctuations, in line with our stockholders, but limits exposure to significant changes in commodity prices. In 2025, the collar for commodity prices ranged from $30.00 per Boe to $48.00 per Boe. Actual realizations of $34.18 per Boe were within the range of the collar for 2025, thus no adjustment to price per Boe was necessary for determining Adjusted EBITDA and FCF per fully diluted share.
Based on final financial results, we exceeded the target level on both of the financial metrics, earning 124% of target on the FCF per fully diluted share metric and 126% of target on the Adjusted EBITDA metric.

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The Compensation Committee also established strategic objectives for the year, which were intended to encourage our Named Executive Officers to take action to improve our long-term opportunities for success, but which did not directly impact financial results in 2025. The material aspects of the objectives are outlined below.
Strategic Objectives	Results
Safety: Maintain a total recordable incident rate (“TRIR”) score at or below the industry average	No reported safety incidents; TRIR score is zero
ESG: Remain below FY21 Scope 1 Emissions level (assuming no significant acquisitions)	Scope 1 emissions declined 17% compared to 2021 levels resulting from electrification of water facilities
Environmental: Zero produced water spills	Zero spills
Growth: Increase out of basin disposal volumes by 100% and execute one additional long-term agreement	Exceeded disposal volume increase of 100%; Executed contract with an 8-year term.
Growth: Transmissive Phase 2B 65% operational capacity	Transmissive Phase 2B construction paused to allow testing and potential incorporation of additional desalination equipment. Construction completion expected in first half of 2026.
Technology: Develop and implement integrated solutions to improve the efficiency of manual tasks, streamline data collection and workflows, and enhance revenue management, achieving a 20% reduction in manual effort	Accomplishments include, but are not limited to: (i) water treatment data collection and analysis — automated 90% of manual steps, saving an estimated 10-20 hours per week; (ii) developed integrated source water application, saving an estimated eight plus days per month of manual processing; and (iii) other improvements to mineral and surface data management.
Capital Returns: For minerals/royalties, achieve 12% pre-tax cash flow yield for acquired minerals and royalties portfolio; for surface and water assets, achieve 8% ROIC for acquisitions closed since 2023	Royalties/minerals portfolio generated 16% pre-tax cash flow yield for 2025. Surface/water acquisitions generated a 9% ROIC for 2025 including acquisitions closed since 2023.
Given the challenging nature of the strategic objectives and the 2025 actual results, the Compensation Committee scored the strategic objectives at 120% of target.
Based on the achievement of all three metrics, bonuses were earned at 123% of target for each of the Named Executive Officers, as outlined below:
Named Executive Officer	Actual Bonus for 2025
Tyler Glover	$1,150,050
Chris Steddum	$670,350
Micheal W. Dobbs	$447,720
2025 Long-Term Incentive Program
We maintain a long-term incentive plan for key employees at TPL, including the Named Executive Officers. The goals of the long-term incentive plan include:
•
Align executives’ financial interests with stockholders.

•
Tie executive compensation with long-term performance.

•
Create a retention incentive through a substantial forfeitable balance with long-term vesting.

•
Provide a competitive compensation program aligned with typical company practices.

To meet the objectives of the program, the Compensation Committee established a long-term incentive program for the Named Executive Officers that uses a combination of PSUs and RSUs. Each of the primary equity incentive vehicles is summarized in the table below and described in more detail later in this section.

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Vehicle	Weight	Rationale
PSUs Tied to Relative Total Stockholder Return (“RTSR”) against the SPDR S&P Oil & Gas Exploration & Production ETF (“XOP”) Index	25%	Earned if TPL performs well against a broad group of energy companies included in the XOP index. The maximum amount can only be earned if TPL is in the top 10% of this index.
PSUs Tied to Three-Year Cumulative FCF per Fully Diluted Share	25%	Earned if TPL meets pre-established goals for generating FCF over the three-year performance period. Generating FCF enables greater returns to stockholders in the form of dividends and share repurchases.
Time-Based Restricted Stock Units (RSUs)	50%	Increases alignment between executives’ interests and stockholders through share ownership of our executive team. Encourages continuity of the management team due to long-term (three-year) vesting provisions.
Performance Share Units (PSUs)
PSUs comprised 50% of our Named Executive Officers’ long-term incentive compensation for 2025. The Compensation Committee believes that PSUs create alignment between our executive officers and our long-term performance as measured by RTSR against a broad energy industry index (50% of PSUs) and the generation of FCF per fully diluted share over a three-year period (50% of PSUs). These awards cliff vest, if at all, at the end of a three-year performance period.
The PSUs tied to RTSR (the “RTSR PSUs”) are intended to measure the performance of TPL’s stock against a broad set of energy industry companies, approximately 53 companies, included in the XOP index. Measuring RTSR against this group helps mitigate the impact of commodity price swings on the measurement of our performance. While we do not have any direct peers, the broad XOP index comprises many of our customers and other companies that are similarly impacted by fluctuations in commodity prices.
The RTSR PSUs can be earned between 0% and 200% of the target number of shares based on our RTSR percentile ranking against the constituents of the XOP index as follows:
Percentile Rank	Shares Earned as a % of Target(1)
90th or above	200%
70th	150%
50th	100%
25th	25%
< 25th	—%

(1)
Payouts are interpolated between the points in the table.

RTSR is measured using an average closing price at the beginning and end of the performance period. In the case of the 2025 awards, the average closing price over the month of December 2027 will be compared against the average closing price over the month of December 2024, assuming reinvestment of dividends from December 31, 2024 to December 31, 2027.
The remaining 50% of PSUs (the “FCF PSUs”) measure our cumulative FCF per fully diluted share against our initial targets over a three-year period. If the Company is able to outperform and generate greater FCF, it will help enable an increase in returns to stockholders through dividends and share repurchases. Measuring FCF on a per share basis requires our Named Executive Officers to ensure any dilution to our stockholders results in sufficiently greater FCF on an absolute basis.

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The FCF PSUs can be earned between 0% and 200% of the target number of shares based on cumulative FCF per fully diluted share as follows:
Performance Level	Cumulative 3-Year FCF/Diluted Share(1)	Shares Earned as a % of Target(2)
Maximum	$28.33/Share	200%
Target	$21.67/Share	100%
Threshold	$15.00/Share	25%
Below Threshold	<$15.00/Share	—%

(1)
Per share amounts reflect the three-for-one stock split effected on December 22, 2025.

(2)
Payouts are interpolated between the points in the table.

Restricted Stock Units (RSUs)
RSUs made up the other 50% of our Named Executive Officers’ long-term incentive compensation for 2025. Regular grants of RSUs are intended to help build an ownership stake in TPL, thereby further aligning the interests of our Named Executive Officers with the interests of TPL stockholders. The RSUs serve as a retention tool by creating a substantial forfeitable stake in the Company. The RSUs vest based on continued service to TPL in one-third increments per year, beginning on the first anniversary of the grant date.
2025 Long-Term Incentive Grants
In early 2025, the Compensation Committee established target long-term incentive grant levels for each of the Named Executive Officers based on a review of market data from the Reference Group and consideration of other factors such as experience and expertise, individual and Company performance, and potential competitive opportunities for each of our Named Executive Officers. The target long-term incentive grant levels were established as a percentage of base salary and converted into a number of units based on the stock price on the grant date.
The February 2025 awards are summarized in the table below:
Name	Base Salary	Target LTI as Percentage of Base Salary	Target LTI Dollar Amount(1)	Number of PSUs (at Target)(2)	Number of RSUs(2)
Tyler Glover	$850,000	525%	$4,462,500	4,878	4,878
Chris Steddum	$545,000	400%	$2,180,000	2,388	2,385
Micheal W. Dobbs	$455,000	275%	$1,251,250	1,368	1,368

(1)
The Target LTI Dollar Amount does not match the accounting values in the Summary Compensation Table because the accounting value of the RTSR PSUs is based on a Monte Carlo valuation.

(2)
Share amounts reflect the three-for-one stock split effected on December 22, 2025.

2023-2025 Performance Period PSU Vestings
Following the end of the 2023-2025 performance period, the Compensation Committee certified the results of the PSU awards granted to our Named Executive Officers in 2023. The awards were split between 50% RTSR PSUs and 50% FCF PSUs. The results for each are presented in the following table:
PSUs	Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual Results	Percentage of Targeted Shares Earned
RTSR PSUs	25th percentile	50th percentile	90th percentile	78th percentile	171%
FCF PSUs(1)	$12.78/share	$17.22/share	$21.67/share	$20.06/share	164%

(1)
Share amounts reflect the three-for-one stock split effected on December 22, 2025.

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Other Compensation
Our Named Executive Officers are eligible to participate in the same benefit programs as are available to all TPL employees generally, including our qualified defined contribution plan. Our qualified defined contribution plan is designed to assist employees in planning for their retirement. There are no supplemental non-qualified programs that are maintained solely for the benefit of our Named Executive Officers.
TPL also provides certain Named Executive Officers with minimal perquisites, including an automobile allowance.
Other Governance Features
Stock Ownership Guidelines
We believe that it is in the best interests of our stockholders for our executive officers, including our Named Executive Officers, to maintain a significant ownership position in TPL to create substantial alignment between our senior management and our stockholders. Therefore, we have established stock ownership guidelines applicable to all of our executive officers. The ownership guidelines require each of our executive officers to hold shares of Common Stock with an aggregate value of at least a specified multiple of base salary as follows:
•
Chief Executive Officer — 5x base salary

•
Other Named Executive Officers — 2x base salary

•
Other Executive Officers — 1x base salary

Shares of stock counting towards the guideline include TPL stock held outright and unvested time-based restricted stock. PSUs and RSUs do not count until they vest. Until and unless each officer has achieved the desired ownership level, he or she is required to retain at least 50% of the after-tax shares received upon vesting of equity awards. All executives are in compliance with these guidelines as of the date of this Proxy Statement.
Employment Agreements
The Company has entered into employment agreements with each Named Executive Officer following approval by the Compensation Committee. These employment agreements provide for minimum levels of compensation and provide severance protections for the officer upon a termination of employment without Cause or for Good Reason (each as defined in the applicable agreement). These agreements help match competitive practices and also include certain restrictive covenants designed to protect the Company. The provisions of these agreements are summarized under the section titled “Employment Agreements” below.
Accounting and Tax Considerations
In setting the components of our executive compensation program, the Committee considers the impact of the following tax and accounting provisions:
•
Code Section 162(m).   Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction by public companies for compensation over $1 million paid individually to covered employees, as defined in the Code. Tax deductibility is only one factor considered by the Compensation Committee in making compensation decisions that are in the best interest of TPL and our stockholders.

•
Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Stock Compensation” (“ASC Topic 718”).   ASC Topic 718 requires a public company to measure the cost of employee services received in exchange for an award of equity based on the grant date fair value of the award. Our equity awards to the Named Executive Officers (and to our other employees) are structured in a manner that is intended to maintain the appropriate accounting treatment.

•
Code Section 409A.   Section 409A of the Code provides that deferrals of compensation under a nonqualified deferred compensation plan or arrangement are to be included in an individual’s current gross income to the extent that such deferrals are not subject to a substantial risk of forfeiture and have not previously been included in the individual’s gross income, unless certain requirements are met. We structure our stock plans, change of control agreements, severance plans and agreements and other incentive plans and agreements, each to the extent they are subject to Section 409A, to be in compliance with or exempt from Section 409A.

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•
Code Sections 280G and 4999.   Our Named Executive Officers’ employment agreements provide that, upon a change of control (as defined in the employment agreements), we will either (i) reduce the amount of severance benefits otherwise payable to the executive officer so that such severance benefits will not be subject to excise tax for purposes of Sections 280G and 4999 of the Code, or (ii) pay the full amount of severance benefits to the executive officer (but with no tax “gross-up”), whichever produces the better after-tax result for the executive officer (often referred to as the “best-of-net” approach).

Risk Assessment
The Compensation Committee has reviewed the relationship between our risk management policies and compensation policies and practices and concluded that we have not implemented compensation policies or practices that expose us to risks that are reasonably likely to have a material adverse effect on TPL. The Compensation Committee identified several risk mitigators in place, including:
•
High level metrics under broad influence, and no special incentive plans for specific groups;

•
Diversified performance metrics;

•
Balanced pay mix;

•
Balance of discretionary and formulaic funding;

•
Capped incentive plans;

•
Clawback provisions; and

•
Consistent executive stock ownership.

Other Compensation-Related Policies
We have an Insider Trading Policy that sets forth terms, conditions, timing, limitations, and prohibitions with respect to trading in the Company’s securities. The Insider Trading Policy also generally prohibits executive officers, among others, from hedging, including engaging in publicly-traded options, puts, calls, or other derivative instruments relating to the Company’s securities, or selling the Company’s securities “short.” The Insider Trading Policy also requires that such persons obtain pre-approval from the Company’s General Counsel for all pledges, and the deposit in margin accounts, of the Company’s securities. The Insider Trading Policy is discussed further under “Insider Trading Policy; Anti-Hedging Policy” above.
We have adopted a Clawback Policy in accordance with SEC rules and NYSE listing standards that requires covered executives to reimburse the Company, or forfeit, any excess incentive compensation received by them during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any such financial reporting requirement under the securities laws. The Clawback Policy is discussed further under “Clawback Policy” above.
Compensation Committee Report
The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such review and discussion, recommended that it be included in this Proxy Statement.
Respectfully submitted,
The Compensation Committee of the Board of Directors
Barbara J. Duganier, Chair
Donald G. Cook
Karl F. Kurz
Robert Roosa

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Summary Compensation Table
The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to the Named Executive Officers for the years presented:
Name and Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)(5)	Total
Tyler Glover President and Chief Executive Officer	2025	$850,000	$5,026,856(6)	$1,150,050	$10,210	$35,400	$7,072,516
	2024	$850,000	$4,756,794	$1,771,181	$—	$35,100	$7,413,075
	2023	$850,000	$3,771,255	$1,412,785	$40,477	$34,200	$6,108,717
Chris Steddum Chief Financial Officer	2025	$545,000	$2,459,499(6)	$670,350	$6,023	$21,000	$3,701,872
	2024	$525,000	$2,595,979	$895,062	$13,148	$20,700	$4,049,889
	2023	$500,000	$1,806,913	$679,950	$26,724	$19,800	$3,033,387
Micheal W. Dobbs Senior Vice President, Secretary and General Counsel	2025	$455,000	$1,409,746(6)	$447,720	$10,719	$20,763	$2,343,948
	2024	$440,000	$1,508,069	$625,123	$23,226	$20,700	$2,617,118
	2023	$420,000	$1,166,994	$475,965	$31,869	$19,800	$2,114,628

(1)
Amounts reflect rounding up to full shares upon conversion of approved dollar-denominated awards. The amounts presented in this column do not reflect compensation actually received by the Named Executive Officers. Rather, the amounts represent the aggregate grant date fair value of RSUs and PSUs granted to the Named Executive Officers in each year reported, in each case computed in accordance with ASC Topic 718, excluding the effect of any estimated forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 10, “Share-Based Compensation” in our consolidated financial statements included in the Annual Report in Part II, Item 8. “Financial Statements and Supplementary Data.”

(2)
Amounts consist of cash bonuses approved by the Compensation Committee with respect to all Named Executive Officers for the respective year. Bonuses were accrued as of December 31 of each respective year and paid before March 15 of the following year.

(3)
Represents the aggregate change in the actuarial present value of the Named Executive Officer’s accumulated benefit under the Pension Plan over the prior fiscal year. For further information regarding the Pension Plan, see Note 9, “Pension and Other Postretirement Benefits” in our consolidated financial statements included in the Annual Report in Part II, Item 8. “Financial Statements and Supplementary Data.” For 2024, the actuarial present value of accumulated benefits decreased by $12,109 for Mr. Glover, and as amount is negative it is reported as zero in the table.

(4)
The amount presented includes contributions by TPL to the account of the Named Executive Officer under the Company’s defined contribution retirement plan.

(5)
The aggregate value of the perquisites and other personal benefits, if any, received by the Named Executive Officers for all years presented have not been reflected in the table because the amount was below the SEC’s $10,000 threshold for disclosure, except for Mr. Glover, whose perquisites consisted of $14,400 in automobile allowance for each of 2025, 2024, and 2023.

(6)
Represents the aggregate grant date fair value of PSUs and RSUs granted to the Named Executive Officer in February 2025. The reported grant date fair value of PSUs granted to the Named Executive Officers is based on the probable outcome of the performance conditions. The maximum grant date fair value of stock awards granted to Mr. Glover, Mr. Steddum and Mr. Dobbs, assuming achievement of the highest level of performance conditions for the PSUs is $6,019,891, $2,945,635, and $1,688,235, respectively.

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Grants of Plan Based Awards During 2025
The following table sets forth certain information concerning equity awards granted to our Named Executive Officers during the Last Fiscal Year:
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(2)	Grant Date Fair Value of Stock Awards ($)(3)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (in units)(1)	Target (in units)(1)	Maximum (in units)(1)
Tyler Glover
	Bonus(4)		$467,500	$935,000	$1,870,000
	RTSR PSU	February 15, 2025				610	2,439	4,878		$1,556,814
	FCF PSU	February 15, 2025				610	2,439	4,878		$1,238,504
	RSU	February 15, 2025							4,878	$2,231,538
Chris Steddum
	Bonus(4)		$272,500	$545,000	$1,090,000
	RTSR PSU	February 15, 2025				299	1,194	2,388		$762,130
	FCF PSU	February 15, 2025				299	1,194	2,388		$606,303
	RSU	February 15, 2025							2,385	$1,091,066
Micheal W. Dobbs
	Bonus(4)		$182,000	$364,000	$728,000
	RTSR PSU	February 15, 2025				171	684	1,368		$436,597
	FCF PSU	February 15, 2025				171	684	1,368		$347,330
	RSU	February 15, 2025							1,368	$625,819

(1)
These PSUs will vest three years after the grant date if certain performance metrics are met. Share amounts reported reflect the three-for-one stock split effected on December 22, 2025. For further discussion of performance metrics, see the section titled “2025 Long-Term Incentive Program” in the Compensation Discussion and Analysis section of this Proxy Statement and Note 10, “Share-Based Compensation” in our consolidated financial statements included in the Annual Report in Part II, Item 8. “Financial Statements and Supplementary Data.”

(2)
These RSUs will vest in equal one-third increments over a three-year period, beginning on the first anniversary of the grant date. Share amounts reported reflect the three-for-one stock split effected on December 22, 2025. For further discussion, see the section titled “2025 Long-Term Incentive Program” in the Compensation Discussion and Analysis section of this Proxy Statement and Note 10, “Share-Based Compensation” in our consolidated financial statements included in the Annual Report in Part II, Item 8. “Financial Statements and Supplementary Data.”

(3)
Represents the grant date fair value of each equity award computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For RSUs and FCF PSUs, grant date fair value is based upon the closing price of our Common Stock on the grant date. For FCF PSUs, grant date fair value reflects the maximum number of units based upon probability analysis as of December 31, 2025. For RTSR PSUs, grant date fair value is determined using a Monte Carlo simulation model and the value reflected in the table is based upon target units. A discussion of the assumptions used in the calculation of these amounts is included in Note 10, “Share-Based Compensation” in our consolidated financial statements included in the Annual Report in Part II, Item 8. “Financial Statements and Supplementary Data.”

(4)
The amounts presented in this row represent possible payout amounts under the annual incentive program based on the achievement of the performance goals described above in “2025 Compensation Program — 2025 Annual (Short-Term) Incentive Program Summary.” See the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table for actual amounts paid to each Named Executive Officer for the 2025 performance period.

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Outstanding Equity Awards as of December 31, 2025
The following table sets forth certain information concerning outstanding equity awards of our Named Executive Officers at the end of the Last Fiscal Year. All outstanding stock awards reported in this table represent RSUs and PSUs that vest as described in the footnotes to the table. At the end of the Last Fiscal Year, no options or stock appreciation rights awards had been granted under the 2021 Plan.
	Outstanding Equity Awards at December 31, 2025
	Stock Awards
Name	Award Type	Number of Shares or Units of Stock that have Not Vested (#)(1)	Market Value of Shares or Units of Stock that have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested ($)(3)
Tyler Glover
	RSU	15,156	$4,353,106
	RTSR PSU			12,123(4)	$3,481,968
	FCF PSU			20,684(5)	$5,940,858
Chris Steddum
	RSU	7,812	$2,243,763
	RTSR PSU			6,216(4)	$1,785,360
	FCF PSU			10,703(5)	$3,074,116
Micheal W. Dobbs
	RSU	4,599	$1,320,925
	RTSR PSU			3,726(4)	$1,070,182
	FCF PSU			6,413(5)	$1,841,942

(1)
Vesting of RSUs occurred or will occur as follows:

	February 10, 2026	February 13, 2026	February 15, 2026	February 13, 2027	February 15, 2027	February 15, 2028
Tyler Glover	2,664	3,807	1,626	3,807	1,626	1,626
Chris Steddum	1,269	2,079	795	2,079	795	795
Micheal W. Dobbs	819	1,206	456	1,206	456	456

(2)
The market value for RSUs is calculated based upon the closing price of our Common Stock of $287.22 per share as of December 31, 2025.

(3)
The market value for RTSR PSUs and FCF PSUs is calculated based upon the closing price of our Common Stock of $287.22 per share as of December 31, 2025.

(4)
For RTSR PSUs, the numbers presented represent the number of target units. For further discussion of performance metrics, see “2025 Compensation Program” above. With respect to the RTSR PSUs granted to Messrs. Glover, Steddum, and Dobbs on February 10, 2023, 3,978, 1,908, and 1,233 RTSR PSUs, respectively, will vest on February 10, 2026, assuming the target level of performance is achieved. With respect to the RTSR PSUs granted to Messrs. Glover, Steddum, and Dobbs on February 13, 2024, 5,706, 3,114, and 1,809 RTSR PSUs, respectively, will vest on February 13, 2027, assuming the target level of performance is achieved. With respect to the RTSR PSUs granted to Messrs. Glover, Steddum, and Dobbs on February 15, 2025, 2,439, 1,194, and 684 RTSR PSUs, respectively, will vest on February 15, 2028, assuming the target level of performance is achieved.

(5)
For FCF PSUs granted on February 10, 2023, numbers presented represent 165% of the target number of units based upon probability analysis as of December 31, 2025. For FCF PSUs granted on February 13, 2024, numbers presented represent the maximum number of PSUs that may be earned based upon probability analysis as of December 31, 2025. For FCF PSUs granted on February 15, 2025, numbers presented represent 111% of the target number of units based upon probability analysis as of December 31, 2025. For further discussion of performance metrics, see “2025 Compensation Program” above. With respect to the FCF PSUs granted to Messrs. Glover, Steddum, and Dobbs on February 10, 2023, 6,564, 3,149, and 2,035 FCF PSUs, respectively, will vest on February 10, 2026, assuming the 165% level of performance is achieved. With respect to the FCF PSUs granted to Messrs. Glover, Steddum, and Dobbs on February 13, 2024, 11,412, 6,228, and 3,618 FCF PSUs, respectively, will vest on February 13, 2027, assuming the maximum level of performance is achieved. With respect to the FCF PSUs granted to Messrs. Glover, Steddum, and Dobbs on February 15, 2025, 2,708, 1,326, and 760 FCF PSUs, respectively, will vest on February 15, 2028, assuming the 111% level of performance is achieved.

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Stock Awards Vested During 2025
The following table presents information concerning the vesting of stock, which consisted of RSUs, RTSR PSUs and FCF PSUs, for our Named Executive Officers during the Last Fiscal Year:
	Stock Awards Vested During Year Ended December 31, 2025
Name	Award Type	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Tyler Glover
	RSU	10,206	$4,641,963
	RTSR PSU	11,250	5,115,488
	FCF PSU	11,250	5,115,488
		32,706	$14,872,939
Chris Steddum
	RSU	4,887	$2,221,833
	RTSR PSU	4,644	2,111,673
	FCF PSU	4,644	2,111,673
		14,175	$6,445,179
Micheal W. Dobbs
	RSU	2,988	$1,358,932
	RTSR PSU	2,862	1,301,380
	FCF PSU	2,862	1,301,380
		8,712	$3,961,692

(1)
Amounts presented represent the gross number of shares acquired and value received upon vesting of RSUs, RTSR PSUs, and FCF PSUs without reduction for the number of shares withheld to pay applicable withholding taxes. The value realized on vesting is based on the closing market price of our Common Stock on the applicable vesting date.

Pay Ratio Disclosure
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of our Chief Executive Officer during 2025, Mr. Glover. For purposes of calculating the 2025 ratio of the total annual compensation of the median employee to the total annual compensation of the Chief Executive Officer, we identified and calculated the elements of the median employee’s compensation using the same methodology reflected in the “Summary Compensation Table” above. We used December 31, 2025, as the measurement date for identifying the median employee. Base salary amounts were annualized for any employee who had less than a full year of service during 2025. Total compensation for Mr. Glover, the Chief Executive Officer, was determined to be $7,072,516 and was approximately 34 times the median annual compensation of all of our employees, excluding the Chief Executive Officer, of $210,079. For purposes of this calculation, the Company had 113 employees, excluding the Chief Executive Officer.
Employment Agreements
Mr. Glover
On October 13, 2023, the Company entered into an amended and restated employment agreement with Mr. Glover, its President and Chief Executive Officer (the “Glover Agreement”). The Glover Agreement became effective as of October 13, 2023, and replaced and superseded the Company’s prior employment agreement with Mr. Glover that became effective on January 1, 2022.
The term of the Glover Agreement ends on December 31, 2026, with automatic one (1) year extensions unless notice not to renew is given at least 120 days prior to the relevant end date.

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Under the Glover Agreement, Mr. Glover receives a base salary of $850,000 per annum, subject to annual review, and is eligible for an annual cash bonus (“Bonus”) with a target value of at least 100% of such base salary for achievement of specified performance targets. Mr. Glover is also eligible to receive annual long-term incentive awards (“LTI Awards”) under the 2021 Plan as determined by the Board or Compensation Committee, the target amount of which, when added to Mr. Glover’s target Bonus for the year, will be at least 300% of his base salary for the relevant year.
The Glover Agreement provides for payment of severance benefits if Mr. Glover’s employment is terminated by the Company without cause or by Mr. Glover for good reason, provided that Mr. Glover executes a general waiver and release of claims and complies with the restrictive covenants described below. The severance benefits include (i) accrued but unpaid Bonuses, (ii) LTI Award benefits to the extent provided for pursuant to the underlying award and plan documents, (iii) a pro rata Bonus for the year of termination, (iv) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage for Mr. Glover and his dependents, and (v) an amount equal to two times the greater of (A) the average of his base salary and Bonus for the preceding three years, or (B) his base salary and target Bonus for the year of termination. If Mr. Glover’s employment is terminated by the Company without cause or by Mr. Glover for good reason within 24 months following a change in control of the Company as defined in the Glover Agreement, then, in lieu of the amount specified in clause (v), Mr. Glover will be entitled to an amount (“Glover CIC Severance Amount”) equal to 2.99 times the greater of (a) the average of his base salary and Bonus for the three years preceding the year in which the change in control occurs, and (b) his base salary and target Bonus for the year in which the change in control occurs. In addition to the foregoing, Mr. Glover will be entitled to (x) a payment equal to the value of his restrictive covenants, which payment shall offset an equal amount of the Glover CIC Severance Amount; (y) 12 months of outplacement services paid for by the Company (not to exceed $30,000); and (z) 12 months of financial planning services paid for by the Company (not to exceed $30,000). If Mr. Glover’s employment terminates due to death or disability, he or his estate will be entitled to the benefits described in clauses (i), (ii) and (iii) above. Mr. Glover will also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses, following termination of employment for any reason.
The Glover Agreement provides that Mr. Glover is entitled to participate in all benefit plans provided to the Company’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Company. It also provides for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.
The Glover Agreement contains restrictive covenants prohibiting Mr. Glover from disclosing the Company’s confidential information at any time, from competing with the Company in specified counties where the Company does business during his employment, subject to certain exceptions, and for one year thereafter (or six months thereafter if he terminates his employment voluntarily without good reason), and from soliciting the Company’s clients, suppliers and business partners during his employment and for one year thereafter.
Mr. Steddum
On October 13, 2023, the Company entered into an amended and restated employment agreement with Mr. Steddum, its Chief Financial Officer (the “Steddum Agreement”). The Steddum Agreement was effective as of October 13, 2023, and replaced and superseded the Company’s prior employment agreement with Mr. Steddum that became effective on January 1, 2022.
The term of the Steddum Agreement ends on December 31, 2026, with automatic one (1) year extensions unless notice not to renew is given at least 120 days prior to the relevant end date.
Under the Steddum Agreement, Mr. Steddum is entitled to receive a base salary of $500,000 per annum, subject to annual review, and is eligible for an annual cash Bonus with a target value of at least 90% of such base salary for achievement of specified performance targets. Mr. Steddum is also eligible to receive annual LTI Awards as determined by the Board or the Compensation Committee, the target amount of which, when added to Mr. Steddum’s target Bonus for the year, will be at least 225% of his base salary for the relevant year.
The Steddum Agreement provides for payment of severance benefits if Mr. Steddum’s employment is terminated by the Company without cause or by Mr. Steddum for good reason, provided that Mr. Steddum executes a general waiver and release of claims and complies with the restrictive covenants described below. The severance benefits include (i) accrued but unpaid Bonuses, (ii) LTI Award benefits to the extent provided for pursuant to the underlying award and plan documents, (iii) a pro rata Bonus for the year of termination, (iv) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage for Mr. Steddum and his dependents, and (v) an amount equal to two times the greater of (A) the average of his base salary and Bonus for the preceding three years, or (B) his base salary and target Bonus for the year of termination. If Mr. Steddum’s employment is terminated by the Company without cause or by Mr. Steddum for good reason within 24 months following a change in control of the Company as

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defined in the Steddum Agreement, then, in lieu of the amount specified in clause (v) of the preceding sentence, Mr. Steddum will be entitled to an amount (“Steddum CIC Severance Amount”) equal to 2.99 times the greater of (a) the average of his base salary and Bonus for the three years preceding the year in which the change in control occurs, and (b) his base salary and target Bonus for the year in which the change in control occurs. In addition, Mr. Steddum will be entitled to (x) a payment equal to the value of his restrictive covenants, which payment shall offset an equal amount of the Steddum CIC Severance Amount; (y) 12 months of outplacement services paid for by the Company (not to exceed $30,000); and (z) 12 months of financial planning services paid for by the Company (not to exceed $30,000). If Mr. Steddum’s employment terminates due to death or disability, he or his estate will be entitled to the benefits described in clauses (i), (ii) and (iii) above. Mr. Steddum will also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses, following termination of employment for any reason.
The Steddum Agreement provides that Mr. Steddum is entitled to participate in all benefit plans provided to the Company’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Company. It also provides for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.
The Steddum Agreement contains restrictive covenants prohibiting Mr. Steddum from disclosing the Company’s confidential information at any time, from competing with the Company in specified counties where the Company does business during his employment, subject to certain exceptions, and for one year thereafter (or six months thereafter if he terminates his employment voluntarily without good reason), and from soliciting the Company’s clients, suppliers and business partners during his employment and for one year thereafter.
Mr. Dobbs
On October 13, 2023, the Company entered into a new employment agreement with Mr. Dobbs, its Senior Vice President, Secretary and General Counsel (the “Dobbs Agreement”). The Dobbs Agreement became effective as of October 13, 2023, and replaced and superseded the Company’s prior employment agreement with Mr. Dobbs that became effective on January 1, 2022.
The term of the Dobbs Agreement ends on December 31, 2026, with automatic one (1) year extensions unless notice not to renew is given at least 120 days prior to the relevant end date.
Under the Dobbs Agreement, Mr. Dobbs is entitled to receive a base salary of $420,000 per annum, subject to annual review, and is eligible for an annual cash Bonus with a target value of at least 75% of such base salary for achievement of specified performance targets. Mr. Dobbs is also eligible to receive annual LTI Awards as determined by the Board or Compensation Committee, the target amount of which, when added to Mr. Dobbs’s target Bonus for the year, will be at least 175% of his base salary for the relevant year.
The Dobbs Agreement provides for payment of severance benefits if Mr. Dobbs’s employment is terminated by the Company without cause or by Mr. Dobbs for good reason, provided that Mr. Dobbs executes a general waiver and release of claims and complies with the restrictive covenants described below. The severance benefits include (i) accrued but unpaid Bonuses, (ii) LTI Award benefits to the extent provided for pursuant to the underlying award and plan documents, (iii) a pro rata Bonus for the year of termination, (iv) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage for Mr. Dobbs and his dependents, and (v) an amount equal to two times the greater of (A) the average of his base salary and Bonus for the preceding three years, or (B) his base salary and target Bonus for the year of termination. If Mr. Dobbs’s employment is terminated by the Company without cause or by Mr. Dobbs for good reason within 24 months following a change in control of the Company as defined in the Dobbs Agreement, then, in lieu of the amount specified in clause (v), Mr. Dobbs will be entitled to an amount (“Dobbs CIC Severance Amount”) equal to 2.99 times the greater of (a) the average of his base salary and Bonus for the three years preceding the year in which the change in control occurs, and (b) his base salary and target Bonus for the year in which the change in control occurs. In addition, Mr. Dobbs will be entitled to (x) a payment equal to the value of his restrictive covenants, which payment shall offset an equal amount of the Dobbs CIC Severance Amount; (y) 12 months of outplacement services paid for by the Company (not to exceed $30,000); and (z) 12 months of financial planning services paid for by the Company (not to exceed $30,000). If Mr. Dobbs’s employment terminates due to death or disability, he or his estate will be entitled to the benefits described in clauses (i), (ii) and (iii) above.
Mr. Dobbs will also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses, following termination of employment for any reason.
The Dobbs Agreement provides that Mr. Dobbs is entitled to participate in all benefit plans provided to the Company’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Company. It also provides for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.

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The Dobbs Agreement contains restrictive covenants prohibiting Mr. Dobbs from disclosing the Company’s confidential information at any time, from competing with the Company in specified counties where the Company does business during his employment, subject to certain exceptions, and for one year thereafter (or six months thereafter if he terminates his employment voluntarily without good reason), and from soliciting the Company’s clients, suppliers and business partners during his employment and for one year thereafter.
The Glover Agreement, the Steddum Agreement and the Dobbs Agreement each provide that we will either (i) reduce the amount of severance benefits otherwise payable to the executive officer under the applicable agreement so that such severance benefits will not be subject to excise tax for purposes of Sections 280G and 4999 of the Code or (ii) pay the full amount of severance benefits payable to the executive officer under the applicable employment agreement (but with no tax “gross-up”), whichever produces the better after-tax result for the executive officer.
Potential Payments upon Termination or Change in Control
The table below presents the estimated value of payments and benefits that each Named Executive Officer would have been entitled to receive if the specified triggering event had occurred on December 31, 2025. Amounts presented for the vesting of equity awards are calculated based on the closing price of our Common Stock on the NYSE on December 31, 2025, which was $287.22 per share.
Name	Benefit	Death/ Disability ($)	Change in Control ($)	Termination without Cause or by NEO for Good Reason within 24 Months of a Change in Control ($)	Termination without Cause or by NEO for Good Reason ($)
Tyler Glover
	Cash severance payment(1)	$—	$—	$6,861,069(2)	$4,589,344(3)
	Annual incentive plan bonus unpaid at end of year	1,150,050(4)	—	1,150,050(4)	1,150,050(4)
	Continuation of benefits	—	—	53,101(5)	53,101(5)
	Vesting of 2023 RSUs(6)	788,091	—(7)	788,091(7)	788,091
	Vesting of 2023 PSUs	2,353,623(8)	2,222,867(9)	130,757(8)(10)	2,353,623(8)
	Vesting of 2024 RSUs(6)	2,241,485	—(7)	2,241,485(7)	2,241,485
	Vesting of 2024 PSUs	3,359,579(8)	2,053,076(9)	1,306,503(8)(10)	3,359,579(8)
	Vesting of 2025 RSUs(6)	1,411,449	—(7)	1,411,449(7)	1,411,449
	Vesting of 2025 PSUs	1,411,449(8)	392,359(9)	1,019,091(8)(10)	1,411,449
	Other	—	—	60,000(11)	—
	Total	$12,715,726	$4,668,302	$15,021,596	$17,358,171
Chris Steddum
	Cash severance payment(1)	$—	$—	$3,802,644(2)	$2,543,575(3)
	Annual incentive plan bonus unpaid at end of year	670,350(4)	—	670,350(4)	670,350(4)
	Continuation of benefits	—	—	53,101(5)	53,101(5)
	Vesting of 2023 RSUs(6)	375,408	—(7)	375,408(7)	375,408
	Vesting of 2023 PSUs	1,128,887(8)	1,066,171(9)	62,716(8)(10)	1,128,887(8)
	Vesting of 2024 RSUs(6)	1,224,074	—(7)	1,224,074(7)	1,224,074
	Vesting of 2024 PSUs	1,833,461(8)	1,120,448(9)	713,013(8)(10)	1,833,461(8)

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Name	Benefit	Death/ Disability ($)	Change in Control ($)	Termination without Cause or by NEO for Good Reason within 24 Months of a Change in Control ($)	Termination without Cause or by NEO for Good Reason ($)
	Vesting of 2025 RSUs(6)	690,100	—(7)	690,100(7)	690,100
	Vesting of 2025 PSUs	690,968(8)	192,128(9)	498,839(8)(10)	690,968
	Other	—	—	60,000(11)	—
	Total	$6,613,248	$2,378,747	$8,150,245	$9,209,924
Micheal W. Dobbs
	Cash severance payment(1)	$—	$—	$2,854,262(2)	$1,909,205(3)
	Annual incentive plan bonus unpaid at end of year	447,720(4)	—	447,720(4)	447,720(4)
	Continuation of benefits	—	—	53,101(5)	53,101(5)
	Vesting of 2023 RSUs(6)	242,285	—(7)	242,285(7)	242,285
	Vesting of 2023 PSUs	729,517(8)	689,284(9)	40,233(8)(10)	729,517(8)
	Vesting of 2024 RSUs(6)	710,069	—(7)	710,069(7)	710,069
	Vesting of 2024 PSUs	1,065,103(8)	651,191(9)	413,912(8)(10)	1,065,103(8)
	Vesting of 2025 RSUs(6)	395,831	—(7)	395,831(7)	395,831
	Vesting of 2025 PSUs	395,831(8)	109,953(9)	285,878(8)(10)	395,831
	Other	—	—	60,000(11)	—
	Total	$3,986,356	$1,450,428	$5,503,291	$5,948,662

(1)
The amount presented assumes that the Named Executive Officer did not have any accrued but unused vacation as of December 31, 2025.

(2)
Assumes that, in connection with the change in control, the Named Executive Officer’s employment is terminated by the Company without cause or by the Named Executive Officer for good reason within a 24-month period following a change in control. The amount presented represents a severance payment equal to 2.99 times the three-year average of each Named Executive Officer’s base salary and annual bonus for 2023 through 2025.

(3)
The amount presented represents a severance payment equal to two times the three-year average of the Named Executive Officer’s base salary and annual bonus for 2023 through 2025.

(4)
Calculated based on the amount of bonus the Named Executive Officer would have been entitled to receive under the annual incentive plan based on the Company’s actual performance during the 2025 performance period, which is the same bonus amount actually paid to such Named Executive Officer for 2025 and reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(5)
The amount presented represents the aggregate amount payable for continuation of health, dental and vision insurance benefits for 18 months following the date of termination of employment, per the terms of the Glover Agreement, the Steddum Agreement and the Dobbs Agreement, as applicable.

(6)
The applicable RSU award agreements provide that unvested RSUs will vest in full upon the Named Executive Officer’s death, disability, termination by the Company without cause (including following a change in control, assuming the award remains in effect) or termination by the Named Executive Officer for good reason (including following a change in control, assuming the award remains in effect). The applicable RSU award agreements also provide that, in the event of a change in control, any replacement award shall provide that if the Named Executive Officer is terminated by the Company without cause or for good reason, any unvested RSUs shall become immediately vested at the time of the termination. If no replacement award is granted in connection with a change in control and the Common Stock ceases to be publicly traded after the change in control, any unvested RSUs shall become immediately vested upon the change in control. The amounts presented include accrued but unpaid dividends on the RSUs.

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(7)
The amount presented assumes that, in connection with the change in control, no replacement awards are granted, the applicable RSU award agreements remain in effect and the Common Stock continues to be publicly traded.

(8)
The applicable PSU award agreements provide that upon the Named Executive Officer’s death, disability, termination by the Company without cause or termination by the Named Executive Officer for good reason, the PSUs shall remain outstanding and eligible for vesting based on the actual achievement of the applicable performance goals. The amount presented assumes the target level of achievement for the applicable performance period and includes accrued but unpaid dividends on the PSUs.

(9)
The applicable PSU award agreements provide that upon a change in control, a pro-rata number of PSUs will be immediately earned, vested and paid based on (i) for FCF PSUs, target level of achievement for the applicable performance period and (ii) for RTSR PSUs, the higher of (a) actual performance as of the date of the change in control and (b) achievement of an RTSR relative to reference group at the 50th percentile. The amount presented with respect to RTSR PSUs is based on achievement of an RTSR relative to the reference group at the 50th percentile, which was the target performance level as of December 31, 2025. The amount presented includes accrued but unpaid dividends on the PSUs.

(10)
The amount presented assumes that a pro-rata number of the Named Executive Officer’s PSUs had already been earned, vested and paid in connection with the change in control prior to the Named Executive Officer’s termination as described in footnote 9 above.

(11)
The amount presented represents the maximum reimbursable amount for outplacement and financial planning services costs under the Glover Agreement, the Steddum Agreement and the Dobbs Agreement, as applicable.

Pension Benefits
Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Tyler Glover	Restated Texas Pacific Land Corporation Employees’ Pension Plan	12.0	$168,556	$—
Chris Steddum	Restated Texas Pacific Land Corporation Employees’ Pension Plan	4.5	$87,714	$—
Micheal W. Dobbs	Restated Texas Pacific Land Corporation Employees’ Pension Plan	3.0	$90,099	$—
The Pension Plan was a noncontributory defined benefit pension plan qualified under Section 401 of the Code in which our employees were eligible to participate. As described above, the Pension Plan was frozen on December 31, 2024, and terminated on December 31, 2025. In conjunction with freezing the Pension Plan, the Board approved a discretionary contribution to the Named Executive Officers’ 401(k) plan for 2025, as reflected in the Summary Compensation Table, and to the 401(k) plan for all Company employees for 2025. This discretionary contribution was equal to 6% of total compensation for each eligible participant, subject to the Internal Revenue Service annual compensation limit of $350,000 for each eligible participant. The discretionary contribution for 2025 was made in the first quarter of 2026. For information concerning the valuation method and material assumptions used in quantifying the present value of the Named Executive Officers’ current accrued benefits, the freezing of the Pension Plan effective December 31, 2024, and the termination of the Pension Plan effective December 31, 2025, see Note 9, “Pension and Other Postretirement Benefits” in our consolidated financial statements included in the Annual Report in Part II, Item 8. “Financial Statements and Supplementary Data.” As a result of the freezing of the Pension Plan and its subsequent termination, no future benefit accruals will be made.
As of December 31, 2025, the annual accrued normal retirement benefits were estimated to be $55,980 for Mr. Glover, $22,425 for Mr. Steddum, and $14,700 for Mr. Dobbs.

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Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth certain information, as of December 31, 2025, regarding the shares of our Common Stock authorized for issuance under our equity compensation plans.
Plan	Number of shares of Common Stock issuable upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares of Common Stock remaining available for future issuance
Texas Pacific Land Corporation 2021 Incentive Plan approved by stockholders(1)	105,936	—	366,381
Texas Pacific Land Corporation 2021 Director Stock and Deferred Compensation Plan approved by stockholders	—	—	69,093
Equity compensation plans not approved by stockholders	—	—	—

(1)
Includes unvested RSUs and PSUs (based on target units). The amount reported in “Weighted-average exercise price of outstanding options, warrants and rights” does not take into account RSUs and PSUs because they have no exercise price.

2021 Plan
We maintain the 2021 Plan, pursuant to which we may grant to any employee of the Company, an affiliate or a subsidiary nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards and other stock-based awards. The 2021 Plan was approved by our Board on August 11, 2021, and by our stockholders on December 29, 2021, and amended on October 31, 2023, and will expire on December 29, 2031. The maximum aggregate number of shares of Common Stock that may be issued under the 2021 Plan is 675,000 shares, which may consist, in whole or in part, of authorized and unissued shares (if any), treasury shares, or shares reacquired by the Company in any manner.
Unless otherwise provided in an award agreement, a severance plan sponsored by the Company, or in an applicable employment agreement, or otherwise determined by the Compensation Committee, upon a change in control (as defined in the 2021 Plan) the following shall occur:
•
For awards other than performance awards, a replacement award (that is, an award with a value and terms that are at least as favorable as the outstanding award that is being replaced by the replacement award) may be issued;

•
For awards other than performance awards, if a replacement award is not issued and the Company’s Common Stock ceases to be publicly traded after the change in control, such awards shall be immediately vested and exercisable upon such change in control;

•
For unearned performance awards, the award shall be (i) earned on a pro-rata basis at the higher of actual or target performance and (ii) measured as of the end of the calendar quarter before the change in control date or, if the award is stock-price based, as of the effective date of the change in control;

•
For earned but unvested performance awards, the earned award shall be immediately vested and payable as of the change in control; and

•
For awards other than performance awards, if the Company’s Common Stock continues to be publicly traded after change in control, such awards shall continue under their applicable terms, unless otherwise determined by the Compensation Committee.

Notwithstanding the foregoing, in the case of awards other than performance awards, the Compensation Committee may cancel such awards, and the award holders shall receive shares or cash equal to the difference between the amount stockholders receive for their shares and the purchase price per share, if any, under the award. Except as may be provided in an employment or severance compensation agreement between the Company and the participant, if, in connection

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with a change in control, a participant’s payment of any awards will cause the participant to be liable for federal excise tax levied on certain “excess parachute payments,” then either (i) all payments otherwise due or (ii) the reduced payment amount to avoid an excess parachute payment, whichever will provide the participant with the greater after-tax economic benefit taking into account any applicable excise tax, shall be paid to the participant. In no event will any participant be entitled to receive any kind of gross-up payment or reimbursement for any excise taxes payable in connection with change in control payments.
2021 Non-Employee Director Stock and Deferred Compensation Plan
We maintain the Texas Pacific Land Corporation 2021 Non-Employee Director and Deferred Compensation Plan (the “2021 Director Plan”), pursuant to which we may grant shares of Common Stock to each of our non-employee directors and our non-employee directors may defer some or all of their directors’ cash fees and stock compensation. The 2021 Director Plan was approved by our Board on August 11, 2021 and by our stockholders on December 29, 2021, and amended on October 31, 2023, and will expire on December 29, 2031. The 2021 Director Plan provides for annual grants of shares of Common Stock to each of our non-employee directors. Shares granted are fully vested upon date of grant unless the Compensation Committee or Board determines otherwise.
The maximum aggregate number of shares of Common Stock that may be issued under the 2021 Director Plan is 90,000 shares, and the aggregate fair market value of shares that may be issued to a non-employee director in a calendar year is limited to $500,000. Shares granted under the 2021 Director Plan may consist, in whole or in part, of authorized and unissued shares (if any), treasury shares, or shares reacquired by the Company in any manner.
Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Nonpublic Information
We do not currently grant stock options or option-like equity awards to employees or directors; therefore, we do not currently have a formal practice or policy with respect to the grant of stock options or option-like awards. During 2025, we did not time the disclosure of material nonpublic information to affect the value of other types of equity compensation awards granted to any service provider.
Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between (i) “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and to our non-PEO Named Executive Officers (“NEOs”) and (ii) certain financial performance of the Company. The data included in the CAP columns does not reflect the actual amount of compensation earned or paid to our executive officers during the applicable fiscal year and it is reported solely pursuant to SEC rules. The CAP amount also does not represent amounts that have actually been earned or realized, including with respect to PSUs and RSUs. Performance conditions for certain of these equity awards have not yet been satisfied. To this end, information in the following table may not reflect whether compensation actually realized is aligned with performance. The Compensation Committee did not consider the pay versus performance disclosure in making its pay decisions for any of the years shown. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis contained elsewhere in this Proxy Statement.
Pay Versus Performance Table
			Average Summary Compensation Table Total for Non-PEO NEOs		Value of Initial Fixed $100 Investment Based on:(4)			Company Selected Performance Measure(5)
Year(1)	Summary Compensation Table Total for PEO	CAP to PEO(2)		Average CAP to Non-PEO NEOs(3)	Total Shareholder Return	Peer Group Total Shareholder Return	Net Income (in thousands)	Adjusted EBITDA (in thousands)
2025	$7,072,516	$3,836,248	$3,022,910	$1,526,279	$316	$213	$481,376	$687,369
2024	$7,413,075	$25,838,742	$3,333,504	$10,541,305	$403	$217	$453,960	$610,731
2023	$6,108,717	$1,447,226	$2,574,008	$919,568	$187	$220	$405,645	$541,442
2022	$6,285,419	$12,407,635	$2,360,296	$4,614,097	$277	$212	$446,362	$591,814
2021	$4,969,831	$5,004,081	$1,498,091	$1,529,156	$145	$146	$269,980	$387,980

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(1)
For 2022, 2023, 2024 and 2025 our PEO was Tyler Glover, and our non-PEO NEOs were Chris Steddum and Micheal Dobbs. For 2021, our PEO was Tyler Glover, and our non-PEO NEOs were Robert Packer (who retired effective May 31, 2021), Chris Steddum and Micheal Dobbs.

(2)
Amounts reported in this column are based on total compensation reported for our PEO in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

2025			2024	2023	2022	2021
	Total Compensation as reported in the Summary Compensation Table (“SCT”)	$7,072,516	$7,413,075	$6,108,717	$6,285,419	$4,969,831
Subtract	Pension values reported in SCT for covered fiscal year	(10,210)	—	(40,477)	—	(37,183)
Subtract	Fair value of equity awards granted during covered fiscal year	(5,026,856)	(4,756,794)	(3,771,255)	(3,766,469)	(1,500,848)
Add	Pension value attributable to covered fiscal year’s service and any change in pension value attributable to plan amendments made in the covered year	—	40,789	36,158	72,506	74,886
Add	Fair value at year end of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year — valued at year-end	2,724,081	12,541,883	2,654,572	8,489,088	1,497,395
Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year — valued on date of vesting	—	—	—	—	—
Add	Dividends or other earnings paid on stock awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	299,369	22,539	34,912	23,008	—
Add/(Subtract)	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(4,038,523)	10,652,751	(3,030,040)	525,773	—
Add/(Subtract)	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	2,815,871	(75,501)	(545,362)	778,310	—

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2025			2024	2023	2022	2021
Subtract	Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	—	—
Equals	CAP to PEO	$3,836,248	$25,838,742	$1,447,226	$12,407,635	$5,004,081

(3)
Amounts reported in this column are based on the average of the total compensation reported for our non-PEO NEOs in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

		2025	2024	2023	2022	2021
	Total Compensation as reported in the SCT	$3,022,910	$3,333,504	$2,574,008	$2,360,296	$1,498,091
Subtract	Pension values reported in SCT for covered fiscal year	(8,371)	(18,187)	(29,297)	(12,143)	(16,731)
Subtract	Fair value of equity awards granted during covered fiscal year	(1,934,623)	(2,052,024)	(1,486,954)	(1,255,941)	(466,903)
Add	Pension value attributable to covered fiscal year’s service and any change in pension value attributable to plan amendments made in the covered year	—	47,483	42,616	71,825	48,870
Add	Fair value at year end of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year — valued at year-end	1,048,324	5,410,418	1,046,443	2,830,787	465,829
Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year — valued on date of vesting	—	—	—	—	—
Add	Dividends or other earnings paid on stock awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	102,784	7,739	14,512	10,736	—
Add/ (Subtract)	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(1,689,534)	3,839,436	(1,010,650)	245,361	—

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		2025	2024	2023	2022	2021
Add/ (Subtract)	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	984,789	(27,064)	(231,111)	363,176	—
Subtract	Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	—	—
Equals	Average CAP to non-PEO NEOs	$1,526,279	$10,541,305	$919,568	$4,614,097	$1,529,156

(4)
Total shareholder return represents the cumulative total return from January 11, 2021, (the date of our Corporate Reorganization) through December 31, 2025, 2024, 2023, 2022 and 2021, respectively. The peer group used is the XOP index.

(5)
In accordance with SEC rules, the Company is required to include in the Pay versus Performance table the “most important” financial performance measure (as determined by the Company) used to link compensation actually paid to our executive officers to company performance for the most recently completed fiscal year. The Company determined that Adjusted EBITDA, which is a metric included in our incentive program, meets this requirement and, therefore, we have included this performance measure in the Pay versus Performance table. We define Adjusted EBITDA as earnings before interest expense, taxes, depreciation, depletion and amortization, employee share-based compensation, severance costs and conversion costs related to our corporation reorganization. Strong share price performance in 2024 and 2022 has increased the value of previously granted awards in the CAP calculation compared to their initial grant — date fair value as measured in the Summary Compensation Table.

Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance
The charts below describe the relationship between CAP to our PEO and other non-PEO NEOs (as disclosed in the Pay Versus Performance Table above) and our financial and stock performance for the indicated years.
The following chart compares CAP versus Company TSR and XOP TSR:

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The following chart compares CAP versus Net Income:
The following chart compares CAP versus Adjusted EBITDA:
Company’s Most Important Financial Performance Measures (Unranked)
The following are the most important financial performance measures, as determined by the Company, that link compensation actually paid to our PEO and non-PEO NEOs to the Company’s performance for the most recently completed fiscal year.
•
Adjusted EBITDA (used as a component of a metric for the short-term incentive program until 2025 and was used as a metric for the short-term incentive program in 2025)

•
Adjusted EBITDA margin (used for the short-term incentive program until 2025)

•
FCF per fully diluted share (used for the short-term incentive program)

•
Strategic objectives including HSE/ESG performance and other operational metrics (used for the short-term incentive program)

•
TSR against the XOP index (used for PSU awards)

•
Cumulative FCF per fully diluted share (used for PSU awards)

Directors’ Compensation
The following table sets forth information concerning compensation paid to our non-employee directors during the Last Fiscal Year. Because Mr. Glover is an employee of the Company, he did not receive additional compensation for his

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
service as a director in 2025. See the Summary Compensation Table included elsewhere in this Proxy Statement for additional information regarding the compensation paid to Mr. Glover.
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Rhys J. Best	$235,000	$145,987	$380,987
Donald G. Cook	$135,000	$145,987	$280,987
Barbara J. Duganier	$145,000	$145,987	$290,987
Donna E. Epps	$140,000	$145,987	$285,987
Karl F. Kurz	$130,000	$145,987	$275,987
Eric L. Oliver(3)	$97,624	$145,987	$243,611
Robert Roosa	$135,000	$145,987	$280,987
Murray Stahl(4)	$125,000	$145,987	$270,987
Marguerite Woung-Chapman	$125,000	$145,987	$270,987

(1)
From time to time, the Board constitutes ad hoc committees and determines whether any, and if so, how much, compensation is paid for such service. Any such payments made to directors during the year ended December 31, 2025, are reflected in the “Fees Earned or Paid in Cash” column of the table above.

(2)
Amounts shown represent the aggregate grant date fair value of non-employee director equity compensation, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 10, “Share-Based Compensation” in the notes to our consolidated financial statements included in the Annual Report in Item 8. “Financial Statements and Supplementary Data.” For purposes of non-employee director equity compensation, we did not issue any fractional shares and, as a result, the aggregate grant date fair value of each director’s award is slightly more than $145,000. As of December 31, 2025, none of the non-employee directors had outstanding equity awards.

(3)
Mr. Oliver’s term expired at our 2025 annual meeting of stockholders held on November 6, 2025, and he did not stand for re-election.

(4)
Mr. Stahl passed away on April 7, 2026. Mr. Doyle was appointed to the Board on May 5, 2026.

On an annual basis, all non-employee directors receive a base retainer of $250,000, of which $105,000 is paid in cash and $145,000 is paid in shares of Common Stock unless otherwise determined by the Company. Such shares immediately vest on the date of grant. Directors serving in multiple leadership roles receive incremental compensation for each role, including that committee chairs receive both the committee service fee and the specified amount for chairing such committee. Directors are not expected to receive additional compensation for attending regularly scheduled Board or committee meetings. For directors appointed or elected after January 1 of a given year, the compensation paid to the non-employee directors will be prorated based on the number of days of service.
Following a review of market information on the Company’s reference group provided by Meridian, on November 6, 2025, the Board approved increases for non-employee director compensation, beginning with the 2026 fiscal year. Totals for 2025 and 2026 are as follows:
	2025	2026
Annual base retainer:
Cash	$105,000	$105,000
Shares of common stock(1)	145,000	165,000
Total base retainer	$250,000	$270,000
Committee service (per committee)	$10,000	$10,000
Chair Fees:
Board Chair	$130,000	$130,000
Audit Committee Chair	$15,000	$15,000
Nominating and Corporate Governance Committee Chair	$10,000	$10,000
Compensation Committee Chair	$10,000	$10,000
Strategic Acquisitions Committee Chair	$5,000	$5,000

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(1)
Paid in shares of Common Stock, unless otherwise determined by the Company, valued at the closing price of the Common Stock on the NYSE on the first day of trading each year. The 2025 grant was made on January 1, 2025, and the 2026 grant was made on January 5, 2026. The shares of Common Stock immediately vested on the date of each grant.

Stock Ownership Guidelines
The Company believes that it is in the best interests of our stockholders for our directors to maintain a significant ownership position in TPL to create substantial alignment with our stockholders. Therefore, we have established stock ownership guidelines applicable to our non-employee directors. The ownership guidelines require each of our non-employee directors to acquire within five (5) years, and hold, shares of Common Stock with an aggregate value of at least five (5) times the base cash retainer. Shares counting towards the guidelines include TPL shares held outright and unvested time-based restricted shares. However, non-employee directors are permitted to sell shares of Common Stock to facilitate tax obligations in connection with the vesting of restricted shares. If a non-employee director falls below the applicable multiple due solely to a decline in the value of shares of Common Stock, such non-employee director will not be required to acquire additional shares to meet the applicable multiple.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s accounting and financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
The Audit Committee reviewed and discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with the standards of the Public Company Accounting Oversight Board, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from management and the Company, including receiving the written disclosures and letter from the independent registered public accounting firm as required by the applicable standards of the PCAOB.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
Respectfully submitted,
The Audit Committee of the Board of Directors
Donna E. Epps, Chair
Donald G. Cook
Barbara J. Duganier
Robert Roosa
Marguerite Woung-Chapman

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees billed to TPL for professional services rendered by our independent registered public accounting firm, Deloitte, for the years ended December 31, 2025 and 2024:
	Years Ended December 31,
	2025	2024
Type of Fees:
Audit fees	$1,047,769	$975,132
Audit-related fees	—	—
Tax fees	—	—
All other fees(1)	2,051	2,051
Total	$1,049,820	$977,183

(1)
Represents fees associated with Deloitte sponsored educational seminars and accounting research tools.

For the year ended December 31, 2025, the Audit Committee approved all of the services provided by, and fees paid to, Deloitte.
The Audit Committee has established a policy requiring Audit Committee approval of all fees for audit and non-audit services to be provided by TPL’s independent registered public accountants, prior to commencement of such services. Consideration and approval of fees generally occurs at the Audit Committee’s regularly scheduled meetings or, to the extent that such fees may relate to other matters to be considered at special meetings, at those special meetings.

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INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, the sections titled “Compensation Committee Report” and “Report of the Audit Committee of the Board of Directors” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such sections shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials in this Proxy Statement are for convenience only, and the content and information contained on or connected to our corporate website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.
FORWARD-LOOKING STATEMENTS

Statements in this Proxy Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding management’s expectations, hopes, intentions or strategies regarding the future. Words or phrases such as “expects,” “anticipates,” “could,” “will,” “intends,” “may,” “might,” “plan,” “potential,” “should,” “would,” and “believes” or similar expressions, when used in this Proxy Statement or other filings with the SEC, are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the Company’s future operations and prospects, the markets for real estate in the areas in which the Company owns real estate, applicable zoning regulations, the markets for oil and gas including actions of other oil and gas producers or consortiums worldwide such as the Organization of the Petroleum Exporting Countries and Russia, expected competition, management’s intent, beliefs or current expectations with respect to the Company’s future financial performance and other matters. All forward-looking statements in this Proxy Statement are based on information available to us as of the date this Proxy Statement is filed with the SEC, and we assume no responsibility to update any such forward-looking statements, except as required by law. All forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2025, and our Quarterly Reports on Form 10-Q.
* * * * * * *

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APPENDIX A

NON-GAAP PERFORMANCE MEASURES
In addition to amounts presented in accordance with GAAP, we also present certain supplemental non-GAAP performance measurements. These measurements are not to be considered more relevant or accurate than the measurements presented in accordance with GAAP. In compliance with the requirements of the SEC, our non-GAAP measurements are reconciled to net income, the most directly comparable GAAP performance measure. For all non-GAAP measurements, neither the SEC nor any other regulatory body has passed judgment on these non-GAAP measurements.
EBITDA, Adjusted EBITDA and Free Cash Flow
EBITDA is a non-GAAP financial measurement of earnings before interest expense, taxes, depreciation, depletion and amortization. The purpose of presenting EBITDA is to highlight earnings without finance, taxes, and depreciation, depletion and amortization expense, and its use is limited to specialized analysis.
The purpose of presenting Adjusted EBITDA is to highlight earnings without non-cash activity such as share-based compensation and other non-recurring or unusual items, if applicable. Additionally, Adjusted EBITDA is a metric used by the Compensation Committee to evaluate our performance in determining the short-term and long-term incentive compensation of our executive officers on an annual basis. We calculate Adjusted EBITDA as EBITDA plus employee share-based compensation less pension curtailment and settlement gain. The pension curtailment and settlement gain are related to a buyout by a third party of defined benefit obligations under our pension plan and the subsequent freezing of our pension plan, both of which occurred in the fourth quarter of 2024. We have excluded the pension curtailment and settlement gain from the calculation of Adjusted EBITDA as such gain is a non-recurring item and is not related to our core business.
The purpose of presenting free cash flow is to provide investors a metric to measure the funds available for investing in future acquisitions and returning capital to our stockholders through dividends and share repurchases after current income tax expense and purchases of fixed assets. Additionally, free cash flow is a metric used by the Compensation Committee to evaluate our performance in determining the short-term and long-term incentive compensation of our executive officers. To calculate free cashflow, net income is adjusted by adding back income tax expense, depreciation, depletion and amortization and employee share-based compensation, less the cash outflows of current income tax expenses, purchases of fixed assets and pension curtailment and settlement gain.
We have presented EBITDA, Adjusted EBITDA and free cash flow because we believe that these metrics are useful supplements to net income in analyzing our operating performance, ability to fund future acquisitions, ability to return capital to our stockholders and explaining how our Named Executive Officers are compensated. Our definitions of EBITDA, Adjusted EBITDA and free cash flow may differ from computations of similarly titled measures of other companies.
The following table presents a reconciliation of net income to EBITDA and Adjusted EBITDA for the years ended December 31, 2025 and 2024 (in thousands):
	Years Ended December 31,
	2025	2024
Net income	$481,376	$453,960
Add:
Interest expense	690	—
Income tax expense	128,953	124,861
Depreciation, depletion and amortization	62,533	25,162
EBITDA	673,552	603,983
Add (deduct):
Employee share-based compensation	13,817	11,364
Pension curtailment and settlement gain	—	(4,616)
Adjusted EBITDA	$687,369	$610,731

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The following table presents a reconciliation of net income to free cash flow for the years ended December 31, 2025 and 2024 (in thousands):
	Years Ended December 31,
	2025	2024
Net income	$481,376	$453,960
Add (deduct):
Income tax expense	128,953	124,861
Depreciation, depletion and amortization	62,533	25,162
Employee share-based compensation	13,817	11,364
Pension curtailment and settlement gain	—	(4,616)
Current income tax expense	(122,398)	(120,257)
Purchase of fixed assets	(59,531)	(29,696)
(Increase) decrease in accounts payable related to purchases of fixed assets	(6,417)	273
Free cash flow	$498,333	$461,051

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APPENDIX B

TEXAS REDOMESTICATION RESOLUTIONS
RESOLUTIONS OF
THE BOARD OF DIRECTORS OF
TEXAS PACIFIC LAND CORPORATION
August 4, 2026
Redomestication from Delaware into Texas
WHEREAS, the board of directors (the “Board”) of Texas Pacific Land Corporation (the “Corporation”) determined that the Corporation should consider redomesticating the Corporation from the State of Delaware into the State of Texas;
WHEREAS, at a meeting held on August 3, 2026, the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) discussed with all members of the Board the potential redomestication of the Corporation by the conversion of the Corporation from a corporation organized under the laws of the State of Delaware (the Corporation when organized under such laws, the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the Corporation when organized under such laws, the “Texas Corporation”) pursuant to and in accordance with Section 266 of the Delaware General Corporation Law (the “DGCL”), and Section 10.102 of the Texas Business Organizations Code (such conversion, the “Redomestication”);
WHEREAS, the Nominating and Corporate Governance Committee reviewed (a) the Certificate of Formation of the Texas Corporation, substantially in the form attached hereto as Exhibit A (the “Texas Charter”), and the Bylaws of the Texas Corporation, substantially in the form attached hereto as Exhibit B (the “Texas Bylaws” and, together with the Texas Charter, the “Texas Governing Documents”), and (b) the proposed Plan of Conversion (the “Plan of Conversion”), substantially in the form attached hereto as Exhibit C;
WHEREAS, the Plan of Conversion provides, among other things, that on completion of the Redomestication, and without any further action on the part of any person: (a) each share of common stock, par value $0.01 per share, of the Delaware Corporation shall be automatically converted into one share of common stock, par value $0.01 per share, of the Texas Corporation, and (b) the Corporation’s existing Second Amended and Restated Certificate of Incorporation, as amended (the “Delaware Charter”), and the Corporation’s existing Fourth Amended and Restated Bylaws (the “Delaware Bylaws”), will be replaced with the Texas Charter and the Texas Bylaws, respectively;
WHEREAS, after investigating and considering the benefits and detriments of the Redomestication, the Nominating and Corporate Governance Committee unanimously adopted resolutions determining that the Redomestication is in the best interests of the Corporation and its stockholders, recommending for approval by the Board the Redomestication, recommending that the Board submit the Redomestication for approval and adoption by the stockholders of the Corporation at the Corporation’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and further recommending to the Board that (a) the Board and management take all necessary and appropriate steps to implement the Nominating and Corporate Governance Committee’s determination consistent with legal obligations, and (b) the Board recommend that stockholders vote “FOR” the Redomestication based on the Nominating and Corporate Governance Committee’s determination that the Redomestication is in the best interests of the Corporation and its stockholders; and
WHEREAS, following the presentation of the Nominating and Corporate Governance Committee’s recommendation to the full Board by the Chair of the Nominating and Corporate Governance Committee, the Board has reviewed and considered the findings of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee’s recommendation of the Redomestication, the Plan of Conversion, the Texas Governing Documents, and a comparison to the Delaware Charter and Delaware Bylaws, and has determined that approving and effecting the Redomestication and approving and adopting the Plan of Conversion and the Texas Governing Documents are in the best interests of the Corporation and its stockholders.
NOW, THEREFORE, BE IT RESOLVED, that, in accordance with and in consideration of the recommendation of the Nominating and Corporate Governance Committee, the Board hereby (a) determines that the Redomestication, the Plan

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of Conversion and the Texas Governing Documents are in the best interests of the Corporation and its stockholders and (b) approves and adopts the Redomestication, the Plan of Conversion, and the Texas Governing Documents; and, be it further
RESOLVED, that the form, terms, provisions, and conditions of the Redomestication, the Plan of Conversion and the Texas Governing Documents be, and the same hereby are, in all respects approved and adopted; and, be it further
RESOLVED, that the Board hereby directs that the Redomestication be submitted for approval and adoption by the stockholders of the Corporation at the Annual Meeting for the purposes of approving the Redomestication (including the Plan of Conversion and the Texas Governing Documents) and adopting these resolutions approving the Redomestication (the “Redomestication Board Resolutions”), which approval and adoption shall require the affirmative vote of a majority of the outstanding shares of stock of the Corporation entitled to vote thereon in accordance with Section 266 of the DGCL; and, be it further
RESOLVED, that the Board, by the unanimous vote of directors, hereby recommends a vote “FOR” the Redomestication (including the Plan of Conversion and the Texas Governing Documents), the adoption of the Redomestication Board Resolutions and that the Corporation’s stockholders approve the Redomestication (including the Plan of Conversion and the Texas Governing Documents) and adopt the Redomestication Board Resolutions at the Annual Meeting; and, be it further
RESOLVED, that upon receipt of stockholder approval of the Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the adoption by the Corporation’s stockholders of the Redomestication Board Resolutions at the Annual Meeting, the President, Vice Presidents, Secretary and General Counsel and any other officer of the Corporation (the “Authorized Officers”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation and without further action from the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, statements, consents, approvals or other instruments and take all such actions that such officer deems necessary, desirable or appropriate in order to perform the Corporation’s obligations under the Plan of Conversion and to consummate the Redomestication, including, without limitation, (a) the execution and filing of certificates of conversion with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware (collectively, the “Certificates of Conversion”), as applicable, and the execution and filing of the Texas Charter with the Secretary of State of the State of Texas, (b) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes, (c) the payment of any fees that may be necessary in connection with the Redomestication, (d) the submission of all required notifications to the New York Stock Exchange (the “Exchange”), and (e) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Redomestication; and, be it further
RESOLVED, that the Redomestication will become effective at the date and time (the “Effective Time”) specified in each of the Certificates of Conversion; and, be it further
RESOLVED, that the Board and management of the Corporation shall be authorized to solicit proxies from the stockholders of the Corporation with respect to the Annual Meeting and specifically solicit proxies in favor of the Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the Redomestication Board Resolutions, and that Tyler Glover, the Corporation’s President and Chief Executive Officer, and Micheal Dobbs, the Corporation’s Senior Vice President, Secretary and General Counsel, with power of substitution to each, be named as the attorneys and proxies to receive and vote proxies solicited by the Board and management; and, be it further
RESOLVED, that, notwithstanding approval by the stockholders of the Corporation at the Annual Meeting of the Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the adoption by the Corporation’s stockholders of the Redomestication Board Resolutions, the Board may, at any time prior to the Effective Time, delay the Redomestication or terminate and abandon the Plan of Conversion without further action by the stockholders of the Corporation, whether before or after the approval by the stockholders of the Corporation, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Corporation and its stockholders, as the case may be.
General Authority
RESOLVED, that any resolution contained in the usual and customary form of corporate resolutions which is required or requested by any federal, state or other domestic or foreign governmental agency, the Exchange, the Corporation’s transfer agent or any other person or entity in order to take, or in furtherance of, any action authorized by these resolutions be, and it hereby is, approved and adopted as the resolution of the Board as though set forth at length herein, and that the Secretary and General Counsel of the Corporation be, and hereby is, authorized to certify a copy of any such resolution as the resolution of the Board; and be it further

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RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized to pay all such costs and expenses, and to take any and all other action and to execute all such further instruments and documents as they in their discretion may deem necessary, proper or advisable generally in order to accomplish the purposes of the foregoing resolutions, and all prior acts, executions and deliveries consistent with the foregoing resolutions are hereby ratified, approved and confirmed.
Exhibits Intentionally Omitted

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APPENDIX C

PLAN OF CONVERSION
Plan of Conversion
of
Texas Pacific Land Corporation, a Delaware corporation
into
Texas Pacific Land Corporation, a Texas corporation
This Plan Of Conversion (this “Plan”), dated as of [•], 2026, is hereby adopted by Texas Pacific Land Corporation, a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, Texas Pacific Land Corporation, a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).
WHEREAS, the Board of Directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as are required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the certificate of incorporation of the Converting Entity.
NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:
1. Plan of Conversion.
a. The name of the Converting Entity is “Texas Pacific Land Corporation”, a Delaware corporation.
b. The name of the Converted Entity is “Texas Pacific Land Corporation”, a Texas corporation.
c. The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “Texas Pacific Land Corporation”; that is, in the organizational form of the Converted Entity.
d. The Converted Entity is to be a for-profit corporation, and its jurisdiction of formation is the State of Texas.
e. As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each share of common stock (including restricted stock, which shall remain restricted), par value $0.01 per share, of the Converting Entity shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Converted Entity, and any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, common stock or other equity security of Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or based on the value of, the same amount of common stock or other equity securities of Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share.
f. As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity securities of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity securities of the Converted Entity, respectively.

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g. As of the Effective Time, automatically by virtue of the Conversion and without any action on the part of any person, (i) all of the outstanding certificates representing shares of common stock of the Converting Entity immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of common stock of the Converted Entity and (ii) all of the issued and outstanding shares of common stock of the Converting Entity that are in uncertified book-entry form shall automatically become the number and class or series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.
h. As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.
2. Effective Time.   The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time specified in the Texas Certificate shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL.
3. Effects of the Conversion.   The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Sections 1.e through 1.h of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.
4. Governance of the Converted Entity.   On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.
5. Foreign Qualifications of Converted Entity.   For the purpose of authorizing the Converted Entity to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 5 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.
6. Third Party Beneficiaries.   This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.
7. Severability.   Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.
Exhibits Intentionally Omitted.

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APPENDIX D

TEXAS CERTIFICATE OF FORMATION
CERTIFICATE OF FORMATION
OF
TEXAS PACIFIC LAND CORPORATION
TEXAS PACIFIC LAND CORPORATION, a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby adopts the following Certificate of Formation for the Corporation (the “Certificate of Formation”). The Corporation, with its principal place of business at 2699 Howell Street, Suite 800 Dallas, Texas 75204, was originally formed as a Delaware corporation under the name “Texas Pacific Land Corporation” on April 28, 2020, and subsequently converted to a Texas for-profit corporation under the same name on [•], 2026, pursuant to a plan of conversion.
ARTICLE I
NAME
SECTION 1.1   Name.   The name of the Corporation is Texas Pacific Land Corporation.
ARTICLE II
REGISTERED AGENT
SECTION 2.1    Registered Agent.    The address of the Corporation’s initial registered office in the State of Texas is 1501 S. Mopac Expressway, Suite 220 Austin, Texas 78746. The name of the Corporation’s registered agent at such address is Capitol Services, Inc. The initial mailing address of the Corporation is 2699 Howell Street, Suite 800 Dallas, Texas 75204.
ARTICLE III
PURPOSE
SECTION 3.1    Purpose.    The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”) as it currently exists or may hereafter be amended. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses.
ARTICLE IV
CAPITALIZATION
SECTION 4.1    Number of Shares.
(A) The total number of shares of stock that the Corporation shall have authority to issue is 140,610,808 shares of stock, classified as:
(1) 1,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”); and
(2) 139,610,808 shares of common stock, par value $0.01 per share (“Common Stock”).
(B) The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting as a single class, and no vote of the holders of either Preferred Stock (or any series thereof) or Common Stock voting separately as a class shall be required therefor, unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of any series of Preferred Stock as provided for, or fixed pursuant to, the provisions of Section 4.2 of this Article IV.

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(C) For purposes of this Certificate of Formation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.
SECTION 4.2    Provisions Relating to Preferred Stock.
(A) Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such designations, powers, preferences, privileges and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the board of directors of the Corporation (the “Board”) as hereafter prescribed (a “Preferred Stock Designation”).
(B) Subject to any limitations prescribed by law and the rights of any series of the Preferred Stock then outstanding, if any, authority is hereby expressly granted to and vested in the Board to authorize the issuance of Preferred Stock from time to time in one or more series, and with respect to each series of Preferred Stock, to fix and state by the Preferred Stock Designation the designations, powers, preferences, privileges and relative, participating, optional, or special rights, and qualifications, limitations and restrictions relating to each series of Preferred Stock, including, but not limited to, the following:
(1) whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate series either alone or together with the holders of one or more other classes or series of stock;
(2) the number of shares to constitute the series and the designation thereof;
(3) restrictions on the issuance of shares of the same series or of any other series;
(4) whether or not the shares of any series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable or issuable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;
(5) whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;
(6) the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;
(7) the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;
(8) whether or not the shares of any series, at the option of the Corporation or the holders thereof or upon the happening of any specified event, shall be convertible into or exchangeable or redeemable for, the shares of any other class or classes or of any other series of the same or any other class or classes or series of stock, securities or other property of the Corporation and the conversion price or prices, ratio or ratios, rate or rates, times or other terms and conditions of, on or at which such exchange or redemption may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and
(9) such other powers, preferences, privileges and rights, and qualifications, limitations and restrictions with respect to any series as the Board may deem advisable.
(C) The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing or in other respects.
(D) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Formation (including the Preferred Stock Designation related to such series of Preferred Stock).

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SECTION 4.3    Provisions Relating to Common Stock.
(A) Except as may otherwise be provided in this Certificate of Formation, each share of Common Stock shall have identical rights and privileges in every respect. Common Stock shall be subject to the express terms of Preferred Stock and any series thereof. Except as may otherwise be required by this Certificate of Formation (including any Preferred Stock Designation) or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all matters which the Corporation’s shareholders are entitled to vote, the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters upon which the Corporation’s shareholders are entitled to vote, and the holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of the Corporation’s shareholders. Each holder of Common Stock shall be entitled to notice of any shareholders’ meeting in accordance with the bylaws of the Corporation (as in effect at the time in question and as may be amended, restated, supplemented and otherwise modified from time to time, the “Bylaws”), and applicable law on all matters put to a vote of the shareholders of the Corporation. Except as otherwise required in this Certificate of Formation (including any Preferred Stock Designation) or by applicable law, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, the holders of Common Stock and the Preferred Stock shall vote together as a single class).
(B) Notwithstanding the foregoing, except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Formation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Formation (including any Preferred Stock Designation) or pursuant to the TBOC.
(C) Subject to the rights and preferences, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive ratably in proportion to the number of shares of Common Stock held by them such dividends and distributions (payable in cash, stock or property), if, when and as may be declared thereon by the Board, at any time and from time to time, out of any funds or assets of the Corporation legally available therefor and in such amounts as the Board in its discretion shall determine.
(D) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of Preferred Stock or any series thereof having a preference over or the right to participate with the Common Stock as to distributions upon liquidation, dissolution or winding up, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them. A dissolution, liquidation or winding up of the Corporation, as such terms are used in this paragraph (D), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.
(E) No shareholder shall, by reason of the holding of shares of any class or series of capital stock of the Corporation, have any preemptive or preferential right to acquire or subscribe for any shares or securities of any class or series, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the Corporation, unless specifically provided for in a Preferred Stock Designation.
SECTION 4.4    Vote Required for Certain Matters.    Except as otherwise required by this Certificate of Formation, to the extent permitted by Section 21.365 of the TBOC, and notwithstanding any other provision of the TBOC to the contrary, (i) all classes or series of stock are entitled to vote as a single class or series, and separate voting by class or series is not required, for the purpose of approving any matter, including in connection with any “fundamental action” or “fundamental business transaction” as defined in the TBOC, and (ii) the approval of a “fundamental action” or “fundamental business transaction” as defined in the TBOC requires the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of stock entitled to vote thereon, voting together as a single class.
SECTION 4.5    No Cumulative Voting.    There shall be no cumulative voting in the election of directors.
ARTICLE V
DIRECTORS
SECTION 5.1    Term.    The business and affairs of the Corporation shall be managed by or under the direction of the Board elected in accordance with this Certificate of Formation and the Bylaws. In addition to the powers and authorities expressly conferred upon them by statute or by this Certificate of Formation or the Bylaws, the directors are hereby

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empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation. Each director shall hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.
SECTION 5.2    Removal.    Subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to this Certificate of Formation (including any Preferred Stock Designation thereunder), all directors shall be removable either with or without cause at a meeting of shareholders called for that purpose. The removal of any director shall require the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, subject to any greater vote provided for directors elected separately by the holders of one or more series of Preferred Stock.
SECTION 5.3    Number.    Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships). Unless and except to the extent that the Bylaws so provide, the election of directors need not be by written ballot. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director. The number of directors constituting the initial Board is nine and their names and addresses are as follows:
Name	Address
Rhys J. Best	2699 Howell Street, Suite 800 Dallas, Texas 75204
General Donald G. Cook, USAF (Ret.)	2699 Howell Street, Suite 800 Dallas, Texas 75204
Peter Doyle	2699 Howell Street, Suite 800 Dallas, Texas 75204
Barbara J. Duganier	2699 Howell Street, Suite 800 Dallas, Texas 75204
Donna E. Epps	2699 Howell Street, Suite 800 Dallas, Texas 75204
Tyler Glover	2699 Howell Street, Suite 800 Dallas, Texas 75204
Karl F. Kurz	2699 Howell Street, Suite 800 Dallas, Texas 75204
Robert Roosa	2699 Howell Street, Suite 800 Dallas, Texas 75204
Marguerite Woung-Chapman	2699 Howell Street, Suite 800 Dallas, Texas 75204
ARTICLE VI
SHAREHOLDER ACTION
SECTION 6.1    Written Consents.    Except as otherwise provided by the TBOC, and subject to the rights of holders of any series of Preferred Stock, any action required or permitted to be taken by the shareholders of the Corporation may be taken at a duly held annual or special meeting of shareholders or without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of shares entitled to vote on such action.
ARTICLE VII
SPECIAL MEETINGS
SECTION 7.1    Special Meetings.    Subject to the rights of the holders of any series of Preferred Stock then outstanding and to the requirements of applicable law, special meetings of shareholders of the Corporation may be called, at any time for any purpose or purposes, by the President or by the Board pursuant to a resolution adopted by the Board. The President or Board may postpone, reschedule or cancel any special meeting of shareholders previously called by them, respectively. A special meeting of shareholders shall be called by the Secretary of the Corporation upon written request by one or more shareholders of record, representing shareholders owning beneficially or of record at least twenty five percent (25%) of all outstanding shares of Common Stock, as determined pursuant to the Bylaws, and who otherwise

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comply with such other requirements and procedures set forth in the Bylaws, as now or hereinafter in effect. The Board may fix the date, time and place, if any, of such special meeting, either within or without the State of Texas.
ARTICLE VIII
BYLAWS
SECTION 8.1    Bylaws.    In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Texas, the Board is expressly authorized to adopt, amend or repeal the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the Board. Shareholders shall also have the power to adopt, amend or repeal the Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Formation, the Bylaws may be adopted, altered, amended or repealed by the shareholders of the Corporation only by the affirmative vote of holders of not less than a majority of the voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No Bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.
ARTICLE IX
LIMITATION OF DIRECTOR AND OFFICER LIABILITY
SECTION 9.1    Limitation of Director and Officer Liability.    To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for an act or omission by such director or officer in such person’s capacity as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the TBOC as it exists at the time of filing this Certificate of Formation. In addition to the circumstances in which a director or officer of the Corporation is not personally liable as set forth in the preceding sentence, a director or officer of the Corporation shall not be liable to the fullest extent permitted by any amendment to the TBOC hereafter enacted that further limits the liability of a director or officer. Any amendment, repeal or modification of this Article IX shall be prospective only and shall not affect any limitation on liability of a director or officer for acts or omissions occurring prior to the date of such amendment, repeal or modification.
SECTION 9.2    Indemnification and Advancement of Expenses.    To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, the Corporation is authorized to provide indemnification of (and advancement of expenses to) its directors and officers (and any other persons to which the TBOC permits the Corporation to provide indemnification) through bylaw provisions, agreements with such directors, officers or other persons, the vote of shareholders or disinterested directors or otherwise.
SECTION 9.3    Election to be Governed by Section 21.419 of the TBOC.    The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto.
ARTICLE X
AMENDMENT OF CERTIFICATE OF FORMATION
SECTION 10.1    Amendments.
(A) The Corporation shall have the right, subject to any express provisions or restrictions contained in this Certificate of Formation, from time to time, to amend this Certificate of Formation or any provision hereof in any manner now or hereafter provided by applicable law, and all rights and powers of any kind conferred upon a director or shareholder of the Corporation by this Certificate of Formation or any amendment hereof are subject to such right of the Corporation.
(B) Notwithstanding any other provision of this Certificate of Formation or the Bylaws (and in addition to any other vote that may be required by applicable law or this Certificate of Formation), the affirmative vote of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend, alter or repeal any provision of this Certificate of Formation.
ARTICLE XI
FORUM SELECTION
SECTION 11.1    Exclusive Forum.    Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the First Business Court Division of the State of Texas (the “Business Court”) (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division, or if the

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federal court does not have jurisdiction, a Texas state district court in Dallas County, Texas) shall, to the fullest extent permitted by the TBOC, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or shareholder of the Corporation to the Corporation or the Corporation’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action arising pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws or as to which the TBOC confers jurisdiction on the Business Court, (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Formation or the Bylaws, (v) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, (vi) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Corporation shall be deemed to have notice of, and have consented to, the provisions of this Section 11.1, and shall be deemed to have irrevocably and unconditionally agreed that the Business Court shall be the sole and exclusive forum for the resolution of the foregoing disputes to the fullest extent permitted by the TBOC. If any action the subject matter of which is within the scope of this Section 11.1 is filed in a court other than the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division, or if the federal court does not have jurisdiction, a Texas state district court in Dallas County, Texas) (a “Foreign Action”) by or in the name of any shareholder, such shareholder shall be deemed to have notice of, and have consented to, (x) the exclusive personal jurisdiction of the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division, or if the federal court does not have jurisdiction, a Texas state district court in Dallas County, Texas) in connection with any action brought in any such court to enforce this Section 11.1 and (y) having service of process made upon such shareholder in any such action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder. The existence of any prior consent to, or selection of, an alternative forum by the Corporation shall not act as a waiver of the Corporation’s ongoing consent right as set forth in this Section 11.1 with respect to any current or future actions or claims. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, including all causes of action asserted against any defendant to such complaint.
SECTION 11.2    Waiver of Jury Trial.    ANY PERSON OR ENTITY PURCHASING OR OTHERWISE ACQUIRING OR HOLDING ANY INTEREST IN SHARES OF STOCK OF THE CORPORATION SHALL BE DEEMED TO HAVE IRREVOCABLY AND UNCONDITIONALLY WAIVED ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM ASSERTING AN “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OTHER LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM WITHIN THE SCOPE OF SECTION 11.1 OF THIS ARTICLE XI.
ARTICLE XII
EFFECTIVENESS OF FILING
SECTION 12.1    Effectiveness of Filing.    This Certificate of Formation becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is [•] Central Time on [•], 2026.

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APPENDIX E

TEXAS BYLAWS
BYLAWS
OF
TEXAS PACIFIC LAND CORPORATION
ARTICLE I
OFFICES AND RECORDS
SECTION 1.1    Registered Office.    The registered office of Texas Pacific Land Corporation (the “Corporation”) in the State of Texas shall be as set forth in the Certificate of Formation of the Corporation, as it may be amended, restated, supplemented and otherwise modified from time to time (the “Certificate of Formation”), and the name of the Corporation’s registered agent at such address is as set forth in the Certificate of Formation. The registered office and registered agent of the Corporation may be changed from time to time by the board of directors of the Corporation (the “Board”) in the manner provided by the Texas Business Organizations Code (the “TBOC”).
SECTION 1.2    Other Offices.    The Corporation may have such other offices, either within or without the State of Texas, as the Board may designate or as the business of the Corporation may from time to time require.
SECTION 1.3    Books and Records.    The books and records of the Corporation may be kept outside the State of Texas at such place or places as may from time to time be designated by the Board.
ARTICLE II
SHAREHOLDERS
SECTION 2.1    Annual Meetings.    An annual meeting of the shareholders for the election of directors of the Corporation shall be held at such date, time and place, if any, either within or outside the State of Texas, including by means of remote communication as authorized by the TBOC, as may be fixed by resolution of the Board. The Board may postpone, reschedule or cancel any annual meeting of shareholders previously scheduled by the Board.
SECTION 2.2    Special Meetings.
(A) Unless otherwise required by law or by the Certificate of Formation, special meetings of shareholders of the Corporation may be called, at any time for any purpose or purposes, by the President, or by the Board pursuant to a resolution adopted by the Board. The President and the Board may postpone, reschedule or cancel any special meeting of shareholders previously called by the them, respectively. A special meeting of shareholders shall be called by the Secretary of the Corporation upon the written request by one or more shareholders of record entitled to vote on the matter(s) to be brought before such Shareholder Requested Special Meeting (as defined below), representing shareholders owning beneficially or of record, not less than twenty-five percent (25%) of the voting power of all outstanding shares of the Corporation’s common stock as of the date of the request (the “Requisite Percentage”) through the date of the meeting; provided, however, that a special meeting requested by one or more shareholders pursuant to this Section 2.2 (a “Shareholder Requested Special Meeting”) shall be called by the Secretary only if the Meeting Requesting Person(s) and Calling Person(s) (each, as defined below) comply with this Section 2.2 and applicable law.
(B) No business may be transacted at a special meeting of shareholders other than business that is (1) Proposed Business (as defined below) stated in a valid Special Meeting Request (as defined below), (2) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or (3) otherwise properly brought before a special meeting by or at the direction of the Board. For purposes hereof, a “Meeting Requesting Person” shall mean each of the following: (a) the shareholder(s) of record making the request to fix a Requested Record Date (as defined below) for the purpose of determining the shareholders entitled to request that the Secretary call a special meeting, (b) the beneficial owner(s), if different from the shareholder of record, on whose behalf such request is made, and (c) any affiliates of such shareholder(s) of record or beneficial owner(s). No shareholder may request that the Secretary call a special meeting of shareholders pursuant to this Section 2.2 unless a shareholder of record has first submitted a request in writing that the Board fix a record date (a “Requested Record Date”) for the purpose of determining shareholders entitled to request that the Secretary call such special meeting, which request shall be

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in proper form and timely delivered to the Secretary at the principal executive office of the Corporation. To be in proper form, such request shall: (i) bear the signature(s) and the date of signature(s) by the shareholder(s) of record submitting such request and set forth the name and address of such shareholder(s) as they appear in the Corporation’s books; (ii) include a reasonably brief description of the purpose or purposes of the special meeting, the business proposed to be conducted at the special meeting or the individual(s) to be nominated for election as director(s) (the “Proposed Business”) and the reasons for conducting the Proposed Business at the special meeting; and (iii) as to each item of Proposed Business, each Meeting Requesting Person and each Shareholder Associated Person (as defined in Section 2.9(C)(2) of these Bylaws of the Corporation (these “Bylaws”) but substituting “Meeting Requesting Person” in all places in such definition where reference is made to the shareholder providing notice), include the information required to be set forth in a notice under Section 2.9 of these Bylaws as if the Proposed Business were to be considered at an annual meeting of shareholders, except that for purposes of this Section 2.2, the term “Meeting Requesting Person” shall be substituted for the references to, and requirements of, the shareholder providing notice.
(C) Within ten (10) Business Days (as defined below) after the Secretary receives a request to fix a Requested Record Date in proper form that is otherwise in compliance with this Section 2.2, the Board shall adopt a resolution fixing a Requested Record Date for the purpose of determining the shareholders entitled to request that the Secretary call a Shareholder Requested Special Meeting, which date shall not precede the date upon which the resolution fixing the Requested Record Date is adopted by the Board. Notwithstanding anything in this Section 2.2 to the contrary, no Requested Record Date shall be fixed if the Board determines that the request or requests to call a Shareholder Requested Special Meeting that would otherwise be submitted following such Requested Record Date could not comply with the requirements set forth in this Section 2.2 or applicable law.
(D) Without qualification, a Shareholder Requested Special Meeting shall not be called unless one or more shareholders owning as of the Requested Record Date the Requisite Percentage timely provide one or more requests to call such special meeting in writing and in proper form to the Secretary at the principal executive office of the Corporation. To be timely for purposes of this Section 2.2(D), a shareholder’s request to call a special meeting must be delivered to the Secretary at the principal executive office of the Corporation not later than the sixtieth (60th) day following the Requested Record Date. To be in proper form for purposes of this Section 2.2, a shareholder request to call a special meeting shall include the signature(s) and the date of each signature by the shareholder(s) holding the Requisite Percentage submitting such request and set forth (1) if such shareholder is a shareholder of record, the name and address of such shareholder as they appear in the Corporation’s books and, if such shareholder is not a shareholder of record, the name and address of such shareholder, (2) a brief description of the Proposed Business, (3) the reasons for conducting the Proposed Business at the special meeting, (4) unless such shareholder is a Solicited Shareholder (as defined below), as to each item of Proposed Business, each Calling Person (as defined below) and each Shareholder Associated Person (as defined in Section 2.9(C)(2) of these Bylaws but substituting “Calling Person” in all places in such definition where reference is made to the shareholder providing notice), the information required to be set forth in a notice under Section 2.9 of these Bylaws as if the Proposed Business were to be considered at an annual meeting of shareholders, except that for purposes of this Section 2.2(D), the term “Calling Person” shall be substituted for the references to, and requirements of, the shareholder providing notice, and (5) an acknowledgment by each shareholder, on whose behalf a Special Meeting Request is being made (or their respective duly authorized agents), that any reduction in the number of shares owned by such persons as of the date of delivery of the Special Meeting Request and through the meeting date below the Requisite Percentage shall constitute a revocation of the Special Meeting Request, and a commitment to promptly notify the Corporation of any such decrease. For purposes hereof, a “Calling Person” means the shareholder of record submitting the request to call a special meeting; “Solicited Shareholder” means any shareholder that has provided a request to call a special meeting in response to a solicitation made pursuant to, and in accordance with, Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder by way of a definitive consent solicitation statement filed with the Securities and Exchange Commission (the “SEC”) under the Exchange Act; and “Special Meeting Request” refers to a request to call a special meeting that was delivered to the Secretary by the shareholder(s) holding the Requisite Percentage and is timely, in proper form, and otherwise fully complies with the requirements of this Section 2.2.
(E) The Secretary shall not accept, and shall consider ineffective, any Special Meeting Request if (1) it does not comply with this Section 2.2 and applicable law, (2) it relates to an item of business proposed to be transacted at the special meeting that is not a proper subject for shareholder action under applicable law, (3) it includes an item of business proposed to be transacted at such meeting that did not appear on the written request that resulted in the determination of the Requested Record Date, (4) the Special Meeting Request is received by the Secretary during the period commencing ninety (90) days prior to the anniversary date of the prior year’s annual meeting of shareholders and ending on the date of the final adjournment of the next annual meeting of shareholders, (5) an

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identical or substantially similar item (a “Similar Item”) was presented at any meeting of shareholders held not more than ninety (90) days prior to receipt by the Secretary of the Special Meeting Request (and, for purposes of this clause (5), the election of directors shall be deemed a Similar Item with respect to all items of Proposed Business involving the election or removal of directors), (6) the Board has called or calls for an annual or special meeting of shareholders to be held within ninety (90) days after the Secretary receives the Special Meeting Request and the Board determines that the business of such meeting includes (among any other matters properly brought before the annual or special meeting) a Similar Item, or (7) it otherwise does not comply with applicable law. Special meetings may not be called by any other person or persons.
(F) A shareholder may revoke a Special Meeting Request by written revocation delivered to the Secretary at any time prior to the Shareholder Requested Special Meeting. If written revocation(s) of the Special Meeting Request have been delivered to the Secretary and the result is that (after giving effect to all revocations) the Special Meeting Requests represent shareholders holding less than the Requisite Percentage, from the date of such requests through the date of the meeting, then: (1) if the notice of meeting has not already been mailed to shareholders, the Secretary shall refrain from mailing the notice of the Shareholder Requested Special Meeting or (2) if the notice of meeting has already been mailed to shareholders, the Secretary shall revoke the notice of the meeting.
(G) Subject to Section 2.2(F) above, within ten (10) days following the date on which the Secretary has received Special Meeting Requests in accordance with this Section 2.2 from shareholders holding the Requisite Percentage, the Board shall fix the record date and meeting date, time and location for the Shareholder Requested Special Meeting; provided, however, that the date of any such Shareholder Requested Special Meeting shall not be more than ninety (90) days after the date on which valid Special Meeting Requests from shareholders holding the shares to be included in such Requisite Percentage are delivered to the Secretary (and are not revoked). Notwithstanding anything in these Bylaws to the contrary, the Board may submit its own proposal(s) or nominee(s) for consideration at any Shareholder Requested Special Meeting. Subject to the foregoing provisions of this Section 2.2, the record date for the Shareholder Requested Special Meeting shall be fixed in accordance with Section 2.3 of these Bylaws, and the Board shall provide notice of the Shareholder Requested Special Meeting in accordance with Section 2.6 of these Bylaws.
(H) Notwithstanding anything in these Bylaws to the contrary, the Secretary shall not be required to call a special meeting except in accordance with this Section 2.2. If the Board determines that any request to fix a Requested Record Date or Special Meeting Request was not properly made in accordance with this Section 2.2 or determines that the shareholders of record requesting that the Board fix such Requested Record Date or shareholders making the Special Meeting Request have not otherwise complied with this Section 2.2, then the Board shall not be required to fix such Requested Record Date, to fix a special meeting record date or to call or hold a special meeting. In addition to the requirements of this Section 2.2, each Meeting Requesting Person and shareholder making a Special Meeting Request shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any request to fix a Requested Record Date or Special Meeting Request.
(I) Any written notice, supplement, update or other information required to be delivered by a shareholder to the Corporation pursuant to this Section 2.2 shall be subject to the delivery requirements under Section 2.9(A)(6) of these Bylaws; provided, however, that no such notice, supplement, update or other information delivered by registered or certified mail shall be deemed delivered until such notice, supplement, update or other information is actually received at the Corporation’s principal executive offices.
(J) In determining whether Special Meeting Requests have met the requirements of this Section 2.2, multiple Special Meeting Requests will be considered together only if (1) each Special Meeting Request identifies the same or substantially the same purpose or purposes of the Shareholder Requested Special Meeting and the same or substantially the same items of business proposed to be brought before the Shareholder Requested Special Meeting, and (2) such Special Meeting Requests have been dated and delivered to the Secretary within sixty (60) days of the delivery to the Secretary of the earliest dated Special Meeting Request relating to such item(s) of business.
(K) In connection with a Shareholder Requested Special Meeting called in accordance with this Section 2.2, the shareholders of record who requested that the Board fix a Requested Record Date in accordance with Section 2.2(B) or the shareholders (except for any Solicited Shareholder) who delivered a Special Meeting Request to the Secretary in accordance with this Section 2.2 shall further update the information previously provided to the Corporation in connection with such request, if necessary, so that the information provided or required to be provided in such request pursuant to this Section 2.2 shall be true and correct in all material respects as of the record date for shareholders entitled to vote at the Shareholder Requested Special Meeting and as of the date that is ten (10) Business Days prior to the Shareholder Requested Special Meeting or any adjournment or postponement thereof. Such update shall (i) be delivered to, or mailed and received by, the Secretary at the principal executive

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office of the Corporation not later than five (5) Business Days after the record date for shareholders entitled to vote at the Shareholder Requested Special Meeting (in the case of the update required to be made as of such record date) and not later than seven (7) Business Days prior to the date for the Shareholder Requested Special Meeting or, if practicable, any adjournment, rescheduling or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the Shareholder Requested Special Meeting has been adjourned, rescheduled or postponed) (in the case of the update required to be made as of ten (10) Business Days prior to the Shareholder Requested Special Meeting or any adjournment, rescheduling or postponement thereof), (ii) be made only to the extent that information has changed since such shareholders’ prior submission and (iii) clearly identify the information that has changed since such shareholders’ prior submission, it being understood that no such update may cure any deficiencies or inaccuracies with respect to any prior submission by any of such shareholders.
(L) If any information submitted pursuant to this Section 2.2 by any shareholder proposing business for consideration or individual(s) to nominate for election or reelection as director(s) at a special meeting is inaccurate in any material respect (as determined by the Board), such information shall be deemed not to have been provided in accordance with these Bylaws. Any such shareholder shall notify the Secretary of any inaccuracy or change in any such information within two (2) Business Days of becoming aware of such inaccuracy or change, and any such notification shall clearly identify the inaccuracy or change, it being understood that no such notification may cure any deficiencies or inaccuracies with respect to any prior submission by such shareholder. Upon written request of the Secretary or the Board, any such shareholder shall provide, within seven (7) Business Days after delivery of such request (or such other period as may be specified in such request), (A) written verification, reasonably satisfactory to the Board or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the shareholder pursuant to this Section 2.2 and (B) a written update of any information (including written confirmation by such shareholder that such shareholder continues to intend to bring such nomination or other business before the meeting) submitted by the shareholder pursuant to this Section 2.2 as of an earlier date. If a shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 2.2.
SECTION 2.3    Record Date.
(A) In order that the Corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the Close of Business (as defined below) on the day next preceding the day on which notice is given, or, if notice is waived, at the Close of Business on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or earlier date as that fixed for determination of shareholders entitled to vote in accordance herewith at the adjourned meeting.
(B) In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, exchange or redemption of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining shareholders for any such purpose shall be at the Close of Business on the day on which the Board adopts the resolution relating thereto.
(C) Unless otherwise restricted by the Certificate of Formation or the TBOC, in order that the Corporation may determine the shareholders entitled to take action by consent in writing, pursuant to a resolution of and at the direction of the Board, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board.
SECTION 2.4    Shareholder List.    The officer who has charge of the stock ledger shall prepare, at least eleven (11) days before every meeting of shareholders, a complete list of shareholders entitled to vote at any meeting of shareholders

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(provided, however, if the record date for determining the shareholders entitled to vote is less than eleven (11) days before the date of the meeting, the list shall reflect the shareholders entitled to vote as of the eleventh (11th) day before the meeting date), arranged in alphabetical order for each class of stock, and showing the address of each shareholder, the type of shares held by each shareholder, the number of shares held by each shareholder, and the number of votes that each shareholder is entitled to if the number of votes is different from the number of shares held. Nothing contained in this Section 2.4 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, for a period of at least ten (10) days ending on the day before the meeting date, (1) on a reasonably accessible electronic network, provided that the information required to gain access to the list is provided with the notice of the meeting, or (2) during ordinary business hours at the registered office or the principal executive office of the Corporation. If the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders. Failure to comply with the foregoing requirements of this Section 2.4 shall not affect the validity of any action taken at a meeting of the shareholders of the Corporation. The original share transfer records of the Corporation are prima facie evidence of the shareholders of the Corporation entitled to vote at the meeting.
SECTION 2.5    Place of Meeting.   The Board may designate the place of meeting for any annual meeting or for any special meeting of the shareholders. If no designation is so made, the place of meeting shall be the principal executive offices of the Corporation. The Board, acting in its sole discretion, may establish guidelines and procedures in accordance with applicable provisions of the TBOC and any other applicable law for the participation by shareholders and proxyholders in a meeting of shareholders by means of remote communications, and may determine that any meeting of shareholders will not be held at any place but will be held solely by means of remote communication. Shareholders and proxyholders complying with such guidelines and procedures and otherwise entitled to vote at a meeting of shareholders shall be deemed present in person and entitled to vote at a meeting of shareholders, whether such meeting is to be held at a designated place or solely by means of remote communication.
SECTION 2.6    Notice of Meeting.
(A) Unless otherwise required by law, the Certificate of Formation or these Bylaws, written notice, stating the place, if any, date and time of the meeting, shall be given, not less than ten (10) days nor more than sixty (60) days before the date of the meeting, to each shareholder of record entitled to vote at such meeting. The notice shall specify (1) the record date for determining the shareholders entitled to vote at the meeting (if such date is different from the record date for shareholders entitled to notice of the meeting), (2) the place, if any, date and time of such meeting, (3) the means of remote communication, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such meeting, and (4) in the case of a special meeting, the purpose or purposes for which such meeting is called. Notwithstanding the foregoing, notice of a shareholder meeting regarding a “fundamental business transaction” (as defined in the TBOC) must (a) be given to each shareholder of the Corporation not later than twenty-one (21) days prior to the meeting, regardless of whether the shareholder is entitled to vote on the matter, and (b) state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction. No business other than that specified in the notice thereof shall be transacted at any special meeting. If the shareholder list referred to in Section 2.4 of these Bylaws is made accessible on an electronic network, the notice of meeting must indicate how the shareholder list can be accessed. If the meeting of shareholders is to be held solely by means of remote communication, the notice of meeting must provide the information required to access such shareholder list during the meeting.
(B) Any notice to shareholders given by the Corporation under the TBOC, the Certificate of Formation or these Bylaws may be given in writing directed to the shareholder’s mailing address (or, upon consent of the shareholder that has not been revoked, by electronic transmission directed to the shareholder’s electronic mail address, as applicable) as it appears on the records of the Corporation. A notice to a shareholder shall be deemed given as follows: (1) if mailed, when the notice is deposited in the United States mail with postage thereon prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such shareholder’s address, (3) upon consent of the shareholder that has not been revoked, if given by electronic mail, when directed to such shareholder’s electronic mail address unless such notice is prohibited by the TBOC, and (4) if given by a form of electronic transmission consented to by the shareholder to whom the notice is given and otherwise meeting the requirements set forth above, (a) if by facsimile transmission, when directed to a number at which the shareholder has consented to receive notice, (b) if by a posting on an electronic network together with separate notice to the shareholder of such specified posting, upon the later of (i) such posting and (ii) the giving of such separate notice and (c) if by any other form of electronic transmission, when directed to the shareholder. A shareholder may revoke such shareholder’s consent to receiving notice by means of electronic transmission by giving written notice or electronic transmission of such revocation to the Corporation. A notice may not be given by an electronic transmission from and after the time that (A) the Corporation is unable to deliver by such electronic transmission two

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consecutive notices given by the Corporation and (B) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process. “Electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information). “Electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.
SECTION 2.7    Quorum and Adjournment of Meetings.
(A) Except as otherwise required by the TBOC, by the Certificate of Formation or these Bylaws, the holders of a majority of the voting power of all of the issued and outstanding shares of stock of the Corporation entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum for the transaction of business at a meeting of shareholders, except that, when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the voting power of all of the issued and outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The chair of the meeting may adjourn the meeting from time to time for any reason, whether or not there is such a quorum. The shareholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.
(B) Any meeting of shareholders, annual or special, may be adjourned or recessed from time to time to reconvene at the same or some other place, if any, by holders of a majority of the voting power of the Corporation’s capital stock issued and outstanding and entitled to vote thereat, present in person, present by means of remote communication or represented by proxy, though less than a quorum, or by the chair of such meeting, and notice need not be given of any such adjourned or recessed meeting (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication) if the date, time and place, if any, thereof and means of remote communication, if any, by which shareholders and proxyholders may be deemed to be present in person or represented by proxy and vote at such adjourned or recessed meeting, are (a) announced at the meeting at which the adjournment or recess is taken, (b) displayed during the time scheduled for the meeting, on the same electronic network used to enable shareholders and proxy holders to participate in the meeting by means of remote communication or (c) set forth in the notice of meeting given in accordance with these Bylaws; provided, however, that, if the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If, after the adjournment, a new record date for determination of shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote at the adjourned meeting and shall give notice of the adjourned meeting to each shareholder of record as of the record date so fixed for notice of such adjourned meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.
SECTION 2.8    Proxies.    At all meetings of shareholders, a shareholder may vote by proxy executed in writing (or in such other manner prescribed by the TBOC) by the shareholder or by his or her duly authorized attorney-in-fact. Any copy, facsimile transmission or other reliable reproduction of the writing or transmission created pursuant to this Section 2.8 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission. No proxy may be voted or acted upon after the expiration of eleven (11) months from the date of such proxy, unless such proxy provides for a longer period. Every proxy is revocable at the pleasure of the shareholder executing it unless the proxy states that it is irrevocable and the TBOC makes it irrevocable. A shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation. Any shareholder directly or indirectly soliciting proxies from other shareholders may use any proxy card color other than white, which shall be reserved for exclusive use of the Board.

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SECTION 2.9    Notice of Shareholder Business and Nominations.
(A) Annual Meetings of Shareholders.
(1) Nominations of persons for election to the Board and the proposal of other business to be considered by the shareholders at an annual meeting of shareholders may be made only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board or any duly authorized committee thereof, or (c) by any shareholder of the Corporation who (i) was a shareholder of record at the time of giving of notice provided for in these Bylaws and through the time of such annual meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures and other requirements set forth in these Bylaws and applicable law. Section 2.9(A)(1)(c) of these Bylaws shall be the exclusive means for a shareholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Exchange Act or the procedures specified in Section 2.10 of these Bylaws, and included in the Corporation’s notice of meeting and annual meeting proxy statement) before an annual meeting of shareholders.
(2) Notice for Annual Meetings.
(a) Timing of Notice for Annual Meetings.    In addition to any other applicable requirements for any nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to this Section 2.9(A)(2) of these Bylaws, (i) the shareholder must have given timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal offices of the Corporation, (ii) such other business must otherwise be a proper matter for shareholder action under the TBOC and (iii) the record shareholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made must have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by these Bylaws. To be timely, a shareholder’s notice must be received by the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the Close of Business on the one hundred twentieth (120th) day before the date of the one (1)-year anniversary of the immediately preceding year’s annual meeting and not later than the Close of Business on the ninetieth (90th) day before the date of such anniversary; provided, however, that, subject to the following sentence, in the event that the date of the annual meeting is scheduled for a date that is more than thirty (30) days before or more than sixty (60) days after such anniversary date or in the event that no annual meeting was held in the prior year, notice by the shareholder to be timely must be so delivered, or mailed and received, not earlier than the Close of Business on the one hundred twentieth (120th) day before such annual meeting and not later than the Close of Business on the later of the ninetieth (90th) day before such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.
(b) Form of Notice.    To be in proper form, a shareholder’s notice (whether given pursuant to this Section 2.9(A) or Section 2.9(B)) to the Secretary of the Corporation must:
(i) set forth, as to the shareholder giving the notice and each Shareholder Associated Person (as defined in Section 2.9(C)(2)):
(A) the name, business address and residential address of such shareholder, including as they appear on the Corporation’s books, and the name, business address and residential address of such shareholder’s Shareholder Associated Person, if any;
(B) the class or series and number of shares of the Corporation or any affiliate thereof that are, directly or indirectly, owned beneficially and of record (specifying the type of ownership) by such shareholder and such Shareholder Associated Person (including any right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition) and the date or dates on which such shares were acquired;
(C) the name of each nominee holder for, and number of, any securities of the Corporation owned beneficially but not of record by such shareholder or any Shareholder Associated Person and any pledge by such shareholder or any Shareholder Associated Person with respect to any of such securities;
(D) a description of all agreements, arrangements or understandings, written or oral (including any derivative or short positions, profit interests, hedging transactions, forwards, futures, swaps,

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options, warrants, convertible securities, stock appreciation or similar rights, repurchase agreements or arrangements, borrowed or loaned shares and so-called “stock borrowing” agreements or arrangements), that have been entered into by, or on behalf of, such shareholder or any Shareholder Associated Person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the price of any securities of the Corporation, or maintain, increase or decrease the voting power of such shareholder or any Shareholder Associated Person with respect to securities of the Corporation, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation (any of the foregoing, a “Derivative Instrument”);
(E) any material interest, direct or indirect (including any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such shareholder or any Shareholder Associated Person in the Corporation or any affiliate thereof or in the proposed business or nomination to be brought before the meeting by the shareholder giving the notice, other than an interest arising from the ownership of Corporation securities where such shareholder or such Shareholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;
(F) a description of all agreements, arrangements or understandings, written or oral, (I) between or among such shareholder and any of the Shareholder Associated Persons or (II) between or among such shareholder or any Shareholder Associated Person and any other person or entity (naming each such person or entity), in each case, relating to the Corporation or its securities or the voting thereof, including (x) any proxy, agreement, arrangement, understanding or relationship pursuant to which such shareholder or any Shareholder Associated Person, directly or indirectly, has a right to vote any security of the Corporation (other than any revocable proxy given in response to a solicitation made pursuant to, and in accordance with, Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (collectively, the “Proxy Rules”) by way of a solicitation statement filed on Schedule 14A) and (y) any agreement, arrangement or understanding that such shareholder or any Shareholder Associated Person has with any shareholder of the Corporation (including the name of such shareholder) with respect to how such shareholder will vote such shareholder’s shares in the Corporation at any meeting of the Corporation’s shareholders or take other action in support of any proposed nominee or other business, or other action to be taken, by such shareholder or any Shareholder Associated Person;
(G) any rights to dividends on the shares of the Corporation owned beneficially by such shareholder or by any Shareholder Associated Person that are separated or separable from the underlying shares of the Corporation;
(H) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which such shareholder or any Shareholder Associated Person (I) is a general partner or, directly or indirectly, beneficially owns an interest in a general partner or (II) is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity;
(I) any material equity interests (other than any equity interests held through any index fund) or any Derivative Instruments in any entity that the Board determines, in good faith, engages in a business in which the Corporation or any of its subsidiaries is engaged, a list of which entities shall be maintained by the Corporation and provided to a shareholder within three (3) Business Days following a request therefor by such shareholder (each, a “Principal Competitor”) held by such shareholder or any Shareholder Associated Person;
(J) any direct or indirect interest (other than solely as a result of security ownership) of such shareholder or any Shareholder Associated Person in any agreement, arrangement or understanding with the Corporation, any affiliate of the Corporation or any Principal Competitor (including any employment agreement, collective bargaining agreement or consulting agreement);
(K) a description of any material interest of such shareholder or any Shareholder Associated Person in the business proposed by such shareholder, if any, or the election of any proposed nominee;

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(L) a representation that (I) neither such shareholder nor any Shareholder Associated Person has breached any agreement, arrangement or understanding with the Corporation except as disclosed to the Corporation pursuant hereto and (II) such shareholder and each Shareholder Associated Person has complied, and will comply, with all applicable law with respect to the matters set forth in this Section 2.9;
(M) any performance-related fees (other than an asset-based fee) that such shareholder or any Shareholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, and a summary of any material discussions regarding the nomination or proposal to be brought before the meeting (I) between or among any of the shareholders making the proposal or (II) between or among any shareholders making the proposal and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names);
(N) all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) under the Exchange Act or an amendment pursuant to Rule 13d-2(a) under the Exchange Act if such a statement were required to be filed under the Exchange Act by such shareholder or any Shareholder Associated Person, or such shareholder’s or any Shareholder Associated Person’s associates, with respect to the Corporation (regardless of whether such person or entity is actually required to file a Schedule 13D), including a description of any agreement, arrangement or understanding that would be required to be disclosed by such shareholder, any Shareholder Associated Person or any of their respective associates pursuant to Item 5 or Item 6 of Schedule 13D;
(O) a certification that such shareholder and each Shareholder Associated Person has complied with all applicable law in connection with such shareholder’s or Shareholder Associated Person’s acquisition of shares of capital stock or other securities of the Corporation and such shareholder’s or Shareholder Associated Person’s acts or omissions as a shareholder of the Corporation, if such Shareholder Associated Person is or has been a shareholder of the Corporation;
(P) any other information relating to such shareholder and any Shareholder Associated Person, or such shareholder’s or any Shareholder Associated Person’s associates, if any, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies, as applicable, in support of the business proposed by such shareholder or for the election of directors in a Contested Election (as defined below) pursuant to the Proxy Rules, provided, however, that the disclosures described in the foregoing subclauses (A) through (P) shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a shareholder solely as a result of being the shareholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;
(Q) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy or cause a Qualified Representative (as defined below) of such shareholder to appear in person at the meeting to bring such nomination or other business before the meeting, and an acknowledgment that, if such shareholder (or a Qualified Representative of such shareholder) does not appear to present such business or proposed nominees, as applicable, at such meeting, the Corporation need not present such business or proposed nominees for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation;
(R) identification of the names and addresses of other shareholders (including beneficial owners) known by such shareholder to provide financial support in furtherance of the nomination(s) or other business proposal(s) submitted by such shareholder and, to the extent known, the class and number of shares of the Corporation’s capital stock owned beneficially or of record by such other shareholder(s) or other beneficial owner(s);
(S) a representation as to whether or not such shareholder or any Shareholder Associated Person (I) will deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding stock required to approve or adopt the proposal or, in the case of a nomination or nominations, at least the percentage of the voting

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power of the Corporation’s outstanding stock reasonably believed by the shareholder or Shareholder Associated Person, as the case may be, to be sufficient to elect such nominee or nominees (such representation, a “Solicitation Statement”), or (II) will (x) solicit proxies in support of the election of any proposed nominee in accordance with Rule 14a-19 under the Exchange Act or (y) engage in a solicitation (within the meaning of Exchange Act Rule 14a-1(l)) with respect to the nomination of any proposed nominee or proposed business to be considered at the meeting, as applicable, and if so, the name of each participant (as defined in Instruction 3 to Item 4 of Schedule 14A under the Exchange Act) in such solicitation; and
(T) a description of any pending or, to such shareholder’s knowledge, threatened legal proceeding in which such shareholder or any Shareholder Associated Person is a party or participant involving or relating to the Corporation or, to such shareholder’s knowledge, any current or former officer, director, affiliate or associate of the Corporation;
(ii) if the notice relates to any business other than a nomination of a director or directors that the shareholder proposes to bring before the meeting, set forth:
(A) a reasonably brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such shareholder and Shareholder Associated Person, if any, in such business;
(B) the text of the proposal or business (including the text of any reasons for the proposed business that will be discussed in any proxy statement or supplement thereto to be filed with the SEC); and
(C) all other information relating to such business that would be required to be disclosed in a proxy statement or other filing required to be made by such shareholder or any Shareholder Associated Person in connection with the solicitation of proxies in support of such proposed business or otherwise required pursuant to the Proxy Rules;
(iii) set forth as to each nominee such shareholder proposes to nominate at the meeting:
(A) the name, business address and residential address of such nominee;
(B) the principal occupation or employment of such nominee;
(C) the class and number of shares of each class of capital stock of the Corporation which are owned of record and beneficially by such nominee, and the date or dates on which such shares were acquired;
(D) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to the Proxy Rules (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
(E) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such shareholder and Shareholder Associated Person, if any, and their respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the shareholder making the nomination and any Shareholder Associated Person, if any, or any affiliate or associate thereof, were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant;
(F) a description of any business or personal interests that would reasonably be expected to place such nominee in a potential conflict of interest with the Corporation or any of its subsidiaries;
(G) the date(s) of first contact between the shareholder giving the notice and any Shareholder Associated Person, on the one hand, and the proposed nominee, on the other hand, with respect

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to the Corporation and any proposed nomination(s) of any person(s) (including the proposed nominee) for election as a director of the Corporation; and
(H) with respect to each nominee for election or reelection to the Board, include (I) a completed and signed questionnaire and representation and agreement completed by such nominee (in each case in a form provided by the Corporation, which form the shareholder shall request from the Secretary of the Corporation in writing no less than ten (10) days prior to providing notice of a nomination, and which the Secretary shall provide to such shareholder within ten (10) days of receiving such request) and (II) a written representation and agreement (in the form provided by the Secretary of the Corporation upon written request within ten (10) days after receiving such request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director with respect to the Corporation that has not been disclosed therein, (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable rules of any securities exchanges upon which the Corporation’s securities are listed, the Certificate of Formation, these Bylaws, publicly disclosed corporate governance, ethics, conflict of interest, confidentiality and stock ownership and trading policies and all other guidelines and policies of the Corporation generally applicable to directors (which other guidelines and policies will be provided to such nominee within five (5) Business Days (as defined below) after the Secretary receives any written request therefor from such nominee), and all applicable fiduciary duties under state law, (D) intends to serve a full term, if elected as director, and (E) will provide facts, statements and other information in all communications with the Corporation and its shareholders that are or will be true and correct in all material respects and that do not and will not omit to state any fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading in all material respects. The Corporation may require any nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility and suitability of such proposed nominee to serve as an independent director of the Corporation or that could be deemed material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee under the listing standards of each securities exchange upon which the Corporation’s securities are listed, any applicable rules of the SEC, any publicly disclosed standards used by the Board in selecting nominees for election as a director and for determining and disclosing the independence of the Corporation’s directors, including those applicable to a director’s service on any of the committees of the Board, or the requirements of any other laws or regulations applicable to the Corporation. If requested by the Corporation, any supplemental information required under this paragraph shall be provided within ten (10) days after it has been requested by the Corporation.
(3) A shareholder providing notice of a nomination or proposal of other business to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct in all material respects (a) as of the record date for the meeting and (b) as of the date that is ten (10) Business Days prior to the meeting or any adjournment, recess, cancellation, rescheduling or postponement thereof, and such update and supplement shall (I) be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) Business Days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven (7) Business Days prior to the date for the meeting or any postponement, rescheduling or adjournment thereof, if practicable (and, if not practicable, on the first practicable date prior to any adjournment, rescheduling, recess or postponement thereof (in the case of the update and supplement required to be made as of ten (10) Business Days prior to the meeting or any adjournment, rescheduling, recess or postponement thereof)), (II) be made only to the extent that information has changed in any material respect since such shareholder’s prior submission and (III) clearly identify the information that has changed since such shareholder’s prior submission.

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For the avoidance of doubt, any information provided pursuant to this Section 2.9(A)(3) shall not be deemed to cure any deficiencies or inaccuracies in a notice previously delivered pursuant to this Section 2.9 and shall not extend the time period for the delivery of notice pursuant to this Section 2.9. If a shareholder fails to provide any update in accordance with the foregoing provisions of this Section 2.9(A)(3), the information as to which such written update relates may be deemed not to have been provided in accordance with this Section 2.9.
(4) If any information submitted pursuant to this Section 2.9 by any shareholder proposing a nominee for election as a director or any proposal for other business at a meeting of shareholders is inaccurate in any material respect (as determined by the Board), such information shall be deemed not to have been provided in accordance with this Section 2.9. Any such shareholder shall notify the Corporation of any material inaccuracy or change in any such information submitted pursuant to this Section 2.9 (including if any shareholder or any Shareholder Associated Person no longer intends to solicit proxies in accordance with the representation made pursuant to clause (II) of Section 2.9(A)(2)(b)(i)(S)) within two (2) Business Days of becoming aware of such material inaccuracy or change, and any such notification shall clearly identify the inaccuracy or change, it being understood that no such notification may cure any deficiencies or inaccuracies with respect to any prior submission by such shareholder. Upon written request by the Secretary of the Corporation or the Board, any such shareholder shall provide, within five (5) Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, reasonably satisfactory to the Board or any authorized officer, to demonstrate the accuracy of any information submitted by the shareholder pursuant to this Section 2.9, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such shareholder that such shareholder continues to intend to bring such nomination or other business proposal before the meeting) submitted by the shareholder pursuant to this Section 2.9 as of an earlier date. If a shareholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested shall be deemed not to have been provided in accordance with this Section 2.9.
(5) Notwithstanding anything herein to the contrary, if (a) any shareholder or any Shareholder Associated Person provides notice pursuant to Rule 14a-19(b) under the Exchange Act with respect to any proposed nominee and (b) such shareholder or Shareholder Associated Person (i) subsequently notifies the Corporation that such shareholder or Shareholder Associated Person no longer intends to solicit proxies in support of the election or reelection of such proposed nominee in accordance with Rule 14a-19(b) under the Exchange Act or (ii) then fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act, then the Corporation shall disregard any proxies solicited for such proposed nominee (subject to applicable law). Upon request by the Corporation, if any shareholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such shareholder shall deliver to the Secretary, no later than five (5) Business Days prior to the applicable meeting date, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.
(6) Any written notice, supplement, update or other information required to be delivered by a shareholder to the Corporation pursuant to this Section 2.9 must be given by personal delivery, by overnight courier or by registered or certified mail, postage prepaid, to the Secretary at the Corporation’s principal executive offices and shall be deemed not to have been delivered unless so given.
(B) Special Meetings of Shareholders.
Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting (or any supplement thereto) by or at the direction of the Board or the Secretary of the Corporation pursuant to Sections 2.2 and 2.9 of these Bylaws. For the avoidance of doubt, in the case of a Shareholder Requested Special Meeting, only such business shall be conducted as shall have been properly brought pursuant to Section 2.2. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to a notice of meeting (or any supplement thereto) (1) by or at the direction of the Board or any committee thereof, (2) if the Board has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who (a) is a shareholder of record (and with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving of notice provided for in these Bylaws, and on the record date for determination of shareholders entitled to vote at the special meeting through the date of such special meeting, (b) is entitled to vote at the meeting and upon such election, and (c) complies with the notice procedures set forth in these Bylaws and applicable law or (3) in the case of a Shareholder Requested Special Meeting, provided that the Board has determined that directors shall be elected at such meeting, pursuant to Section 2.2 of these Bylaws. In the event a special meeting of shareholders is called for the purpose of electing

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one or more directors to the Board (other than a Shareholder Requested Special Meeting), any such shareholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the shareholder delivers notice with the information required by clauses (i) and (iii) of Section 2.9(A)(2)(b) above (with the updates required by Section 2.9(A)(3)) of these Bylaws with respect to any nomination (including the completed and signed questionnaire and representation and agreement required by Section 2.9(A)(2)(b)(iii)(H) of these Bylaws). Such notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the Close of Business on the one hundred twentieth (120th) day prior to such special meeting and not later than the Close of Business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting; provided, however, that the timing requirements as required under Section 2.2(B) shall apply to a Shareholder Requested Special Meeting. In no event shall any adjournment or postponement or the announcement thereof of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. Only such persons who are nominated in accordance with the procedures set forth in this Paragraph (B) of this Section 2.9 (including persons nominated by or at the discretion of the Board) shall be eligible to be elected at a special meeting of shareholders of the Corporation to serve as directors. To be in proper written form, such notice shall include all information required pursuant to Section 2.9(A)(2)(b) above, and such shareholder and any proposed nominee shall comply with Section 2.9(A)(2)(b)(iii)(H) above with respect to the requirement to furnish such other information, as if such notice were being submitted in connection with an annual meeting of shareholders. Notwithstanding any other provision of these Bylaws, in the case of a Shareholder Requested Special Meeting, no shareholder may nominate a person for election to the Board or propose any other business to be considered at the meeting, except pursuant to Section 2.2 above.
(C) General.
(1) Only such persons who are nominated in accordance with the procedures set forth in these Bylaws and applicable law shall be eligible to serve as directors, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws and applicable law. The number of proposed nominees a shareholder may include in a notice under Sections 2.2, 2.9 and 2.10 or nominate for election at a meeting shall not exceed the number of directors to be elected at such meeting, and for the avoidance of doubt, no shareholder shall be entitled to make additional or substitute nominations following the expiration of the time periods set forth in Section 2.9(A)(2)(a), Section 2.9(B) or Section 2.10(E), as applicable. Except as otherwise provided by applicable law, the Certificate of Formation or these Bylaws, the Board or the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and applicable law and, if any proposed nomination or business is not in compliance with these Bylaws and applicable law, to declare that such defective proposal or nomination shall be disregarded and no vote shall be taken with respect to such nomination or proposed business, in each case, notwithstanding that proxies with respect to such vote may have been received by the Corporation.
(2) For purposes of these Bylaws, (a) “affiliate” and “associate” each shall have the respective meanings set forth in Rule 12b-2 under the Exchange Act; (b) “beneficial owner” or “beneficially owned” shall have the meaning set forth for such term in Section 13(d) of the Exchange Act; (c) “Business Day” means any day other than Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed; (d) “Close of Business” shall mean 5:00 p.m. Eastern Time on any calendar day, whether or not the day is a Business Day; (e) “public announcement” shall mean disclosure in a press release reported by Dow Jones News Service, the Associated Press or any other national news service or in a document publicly filed by the Corporation with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder; (f) a “Qualified Representative” of a shareholder means (i) a duly authorized officer, manager or partner of such shareholder or (ii) a person authorized by a writing executed by such shareholder (or a reliable reproduction or electronic transmission of the writing) delivered by such shareholder to the Corporation prior to the making of any nomination or proposal at a shareholder meeting stating that such person is authorized to act for such shareholder as proxy at the meeting of shareholders, which writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, must be produced at the meeting of shareholders; and (g) “Shareholder Associated Person” shall mean, with respect to a shareholder and if different from such shareholder, any beneficial owner of shares of stock of the Corporation on whose behalf such shareholder is providing notice of any nomination or other business proposed, (A) any member of the immediate family of such shareholder or such beneficial owner(s) sharing the same household, (B) any person

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or entity who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with such shareholder or such beneficial owner(s) with respect to the stock of the Corporation, (C) any affiliate or associate of such shareholder or such beneficial owner(s), (D) any participant (as defined in Instruction 3 to Item 4 of Schedule 14A) with such shareholder or such beneficial owner(s) with respect to any proposed business or nominations, as applicable, (E) any beneficial owner of shares of stock of the Corporation owned of record by such shareholder (other than a shareholder that is a depositary) and (F) any proposed nominee of such shareholder or such beneficial owner(s).
(3) Notwithstanding the foregoing provisions of these Bylaws, a shareholder making a nomination or proposal under this Section 2.9 shall also comply with all applicable requirements of state law and the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.9(A) or Section 2.9(B) of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (a) of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of preferred stock of the Corporation (“Preferred Stock”), if and to the extent provided for under applicable law, the Certificate of Formation or these Bylaws.
(4) Unless otherwise required by law, if the shareholder (or a Qualified Representative of the shareholder) making a nomination or proposal under this Section 2.9 does not appear at a meeting of shareholders to present such nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, as the case may be, notwithstanding that proxies in favor thereof may have been received by the Corporation.
SECTION 2.10    Proxy Statement Access for Shareholder Director Nominees.
(A) Definitions. For purposes of this Section 2.10, the following terms shall have the following meanings:
(1) ”Authorized Group Member” shall mean, with respect to any nomination by a Nominating Group (as defined below), the member of that Nominating Group that is authorized to act on behalf of all members of that Nominating Group with respect to matters relating to the nomination, including withdrawal of the nomination.
(2) ”Compensation Arrangement” shall mean any direct or indirect compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation, including any agreement, arrangement or understanding with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy, nomination, service or action as a nominee or as a director of the Corporation.
(3) ”Eligible Shareholder” shall mean a person who has either (A) been a record holder of shares of common stock of the Corporation used to satisfy the eligibility requirements in Section 2.10(D) continuously for the required three (3)-year period or (B) provided to the Secretary of the Corporation, within the time period referred to in Section 2.10(E), evidence of continuous Ownership of such shares for such three (3)-year period from one or more securities intermediaries meeting the requirements of Section 2.10(F)(1).
(4) ”Maximum Number” shall mean that number of directors constituting the greater of (A) two (2) or (B) twenty-five percent (25%) of the number of directors of the Corporation which, at such time, the holders of common stock of the Corporation are entitled to elect, on the last day on which a Nomination Notice may be submitted pursuant to this Section 2.10 (rounded down to the nearest whole number), which number shall be reduced as set forth in Section 2.10(C)(1).
(5) ”Minimum Percentage” shall mean three percent (3%) of the number of outstanding shares of common stock of the Corporation as provided in the most recent Exchange Act filing made by the Corporation with the SEC immediately prior to the submission of the Nomination Notice.
(6) ”Nominating Shareholder” shall mean any Eligible Shareholder or group of no more than twenty (20) shareholders (a “Nominating Group”) that, individually and collectively, in the case of a Nominating Group, satisfies the requirements to qualify as an Eligible Shareholder and that (A) has (individually and collectively, in the case of a Nominating Group) satisfied all applicable conditions and complied with all applicable procedures set forth in this Section 2.10 (including the timely submission of a Nomination Notice that meets the requirements set forth in this Section 2.10) and (B) has nominated a Proxy Access Nominee (as defined below).

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(7) ”Nomination Notice” shall mean all information and documents that a Nominating Shareholder is required to submit to the Secretary of the Corporation pursuant to Section 2.10(F).
(8) ”Own” shall mean possession, with respect to those outstanding shares of common stock of the Corporation entitled to vote generally for the election of directors of the Corporation, of both: (A) the full voting and investment rights pertaining to such shares; and (B) the full economic and financial interest in (including the full and complete opportunity for profit and risk of loss on) such shares; provided, however, that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares: (1) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, including any short sale; (2) borrowed by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell; or (3) subject to any option, warrant, forward contract, swap, contract of sale or other derivative or similar agreement entered into by such shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party thereto would have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such shareholder’s or affiliate’s full right to vote or direct the voting of any such shares or (y) hedging, offsetting or altering to any degree any gain or loss arising from the full economic Ownership of such shares by such shareholder or affiliate. A shareholder shall “Own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and the right to direct the disposition thereof and possesses the full economic interest in the shares. A shareholder’s Ownership of shares shall be deemed to continue during any period in which (A) the shareholder has loaned such shares, provided that the shareholder has the power to recall such loaned shares on five (5) Business Days’ notice or less, or (B) the shareholder has delegated any voting power over such shares by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the shareholder. The terms “Owned,” “Owning,” “Ownership” and other variations of the word “Own” shall have correlative meanings.
(9) ”Proxy Access Nominee” shall mean any person nominated for election pursuant to this Section 2.10.
(10) ”Stock Exchange Rules” shall mean the rules of any stock exchange on which the Corporation’s securities are listed.
(B) Proxy Access at Annual Meetings.    Subject to the satisfaction of the requirements of this Section 2.10, if expressly requested in the relevant Nomination Notice, the Corporation shall include in its proxy statement for any annual meeting of shareholders:
(1) the name of any Proxy Access Nominee, which shall also be included on the Corporation’s form of proxy and ballot;
(2) disclosure about the Proxy Access Nominee and the Nominating Shareholder required under the rules of the SEC or other applicable law, rule or regulation to be included in the proxy statement; and
(3) a statement included by the Nominating Shareholder in the Nomination Notice for inclusion in the proxy statement in support of the Proxy Access Nominee’s election to the Board (subject, without limitation, to Section 2.10(G)(3)), but only if such statement does not exceed 500 words.
For the avoidance of doubt, the provisions of this Section 2.10 shall not apply to a special meeting of shareholders.
(C)    Maximum Number of Proxy Access Nominees.
(1) The Corporation shall not be required to include in the proxy statement for an annual meeting of shareholders more Proxy Access Nominees than the Maximum Number. In the event that one or more vacancies for any reason occurs on the Board after the deadline set forth in Section 2.10(E) but before the date of the annual meeting and the Board resolves to reduce the size of the Board in connection therewith, the Maximum Number shall be calculated based on the number of directors in office as so reduced. The Maximum Number for a particular annual meeting shall be reduced by:
(a) Proxy Access Nominees whose nominations for election at such annual meeting are subsequently withdrawn;
(b) Proxy Access Nominees whom the Board itself decides to nominate for election at such annual meeting;

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(c) the number of incumbent directors or director candidates (including candidates who are not Proxy Access Nominees) that in either case will be included in the Corporation’s proxy materials for an annual meeting of shareholders as unopposed (by the Corporation) nominees pursuant to any agreement, arrangement or other understanding with any shareholder or group of shareholders; and
(d) the number of incumbent directors who were Proxy Access Nominees with respect to any of the preceding two (2) annual meetings of shareholders and whose reelection at the upcoming annual meeting is being recommended by the Board.
(2) Any Nominating Shareholder submitting more than one (1) Proxy Access Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 2.10 shall rank such Proxy Access Nominees based on the order that the Nominating Shareholder desires such Proxy Access Nominees to be selected for inclusion in the Corporation’s proxy materials. In the event that the number of Proxy Access Nominees submitted by Nominating Shareholders pursuant to this Section 2.10 exceeds the Maximum Number, the highest ranking Proxy Access Nominee who meets the requirements of this Section 2.10 from each Nominating Shareholder will be selected for inclusion in the Corporation’s proxy materials until the Maximum Number is reached, going in order of the amount (largest to smallest) of the shares of common stock of the Corporation that each Nominating Shareholder disclosed as Owned in its respective Nomination Notice submitted to the Corporation. This selection process will continue with the next highest ranking nominees as many times as necessary, following the same order each time, until the Maximum Number is reached.
(D)    Eligible Shareholders.
(1) An Eligible Shareholder or Nominating Group may submit a nomination in accordance with this Section 2.10 only if the Eligible Shareholder or Nominating Group (in the aggregate) has continuously Owned at least the Minimum Percentage of shares of common stock of the Corporation (as adjusted for any stock splits, stock dividends, subdivisions, combinations, reclassifications, recapitalizations or similar events) throughout the three (3)-year period preceding and including the date of submission of the Nomination Notice, and continues to Own at least the Minimum Percentage of shares of common stock of the Corporation through the date of the annual meeting. No shares may be attributed to more than one (1) Eligible Shareholder. The following shall be treated as one (1) Eligible Shareholder or one (1) member of a Nominating Group if such Eligible Shareholder or member of a Nominating Group shall provide together with the Nomination Notice documentation that demonstrates compliance with the following criteria: (a) funds under common management and investment control; (b) funds under common management and funded primarily by the same employer; or (c) a “family of investment companies” or a “group of investment companies” (each as defined in or under the Investment Company Act of 1940, as amended).
(2) For the avoidance of doubt, in the event of a nomination by a Nominating Group, any and all requirements and obligations for a given Eligible Shareholder (including each and every fund or company that comprises the Nominating Group) that are set forth in this Section 2.10, including the minimum holding period, shall apply to each member of such Nominating Group; provided, however, that the Minimum Percentage of shares shall apply to the Ownership of the Nominating Group in the aggregate. In the event that any shareholder withdraws from a Nominating Group at any time prior to the annual meeting of shareholders, the Nominating Group shall only be deemed to Own the shares held by the remaining members of that Nominating Group. No shareholder shall be permitted to be in more than one Nominating Group.
(E) Timely Nomination Notice.    To be timely, a Nomination Notice must be delivered to or mailed to the Secretary of the Corporation and received at the principal executive offices of the Corporation not earlier than the Close of Business on the one hundred fiftieth (150th) day before the date of the one (1)-year anniversary of the immediately preceding year’s annual meeting and not later than the Close of Business on the one hundred twentieth (120th) day before the date of such anniversary, except where information or documents are required to be provided after the date the Nomination Notice is first submitted, as set forth in this Section 2.10; provided, however, that, subject to the following sentence, in the event that no annual meeting was held in the previous year or the date of the annual meeting is scheduled for a date that is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, the Nomination Notice must be received not earlier than the Close of Business on the one hundred fiftieth (150th) day before such annual meeting and not later than the Close of Business on the later of the one hundred twentieth (120th) day before such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Nomination Notice.

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(F) Nomination Notice.    The Nomination Notice shall consist of, collectively, the following information, documents and agreements which shall, for the avoidance of doubt, be compiled, completed and submitted by the Nominating Shareholder or its representatives at its own cost:
(1) with respect to the Nominating Shareholder or, in the case of a Nominating Group, each member of the Nominating Group, documentary evidence in the form of one or more written statements from the record holder of the shares of common stock of the Corporation (and from each intermediary through which the shares are or have been held during the requisite three (3)-year holding period, provided that each such intermediary must be a participant in the Depository Trust Company or an affiliate of a participant in the Depository Trust Company) and a representation from the Nominating Shareholder (or the Authorized Group Member on behalf of each member of a Nominating Group) verifying and certifying that, as of a date within seven (7) calendar days prior to the date of the Nomination Notice, the Nominating Shareholder (individually or collectively, in the case of a Nominating Group) Owns, and has continuously Owned for the preceding three (3) years, the Minimum Percentage of shares, and the Nominating Shareholder’s agreement to provide, within five (5) Business Days after the record date for the annual meeting, documentary evidence in the form of written statements from each record holder and intermediary and a representation from the Nominating Shareholder (or the Authorized Group Member on behalf of each member of a Nominating Group) verifying and certifying the Nominating Shareholder’s continuous Ownership (individually or collectively, in the case of a Nominating Group) of the Minimum Percentage of shares through the record date;
(2) an undertaking to provide immediate notice if the Nominating Shareholder ceases to Own the Minimum Percentage of shares prior to the date of the annual meeting;
(3) a copy of the Schedule 14N (or any successor form) relating to the Proxy Access Nominee, completed and filed with the SEC by the Nominating Shareholder as applicable, in accordance with SEC rules;
(4) the written consent of each Proxy Access Nominee to being named in the Corporation’s proxy statement, form of proxy and ballot as a nominee and to serving as a director if elected;
(5) a written notice of the nomination of such Proxy Access Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Shareholder (including, for the avoidance of doubt, each member of a Nominating Group):
(a) the information and other deliverables that would be required to be set forth in a shareholder’s notice of nomination pursuant to Section 2.9 of these Bylaws, as if the Nominating Shareholder were the proposing shareholder under that section;
(b) to the extent not included in the response to paragraph (a) above, a detailed description of all material relationships, between or among the Nominating Shareholder, on the one hand, and each Proxy Access Nominee, on the other hand, including all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K (or its successor Item) if the Nominating Shareholder were the “registrant” for purposes of such item and the Proxy Access Nominee were a director or executive officer of such registrant;
(c) the details of any relationship that existed within the past three (3) years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N;
(d) a representation and warranty that the Nominating Shareholder did not acquire, and is not holding, securities of the Corporation for the purpose or with the effect of influencing or changing control of the Corporation;
(e) a representation and warranty that the Nominating Shareholder has not nominated and an agreement that it will not nominate for election to the Board at the annual meeting any person other than such Nominating Shareholder’s Proxy Access Nominee(s);
(f) a representation and warranty that the Nominating Shareholder has not engaged in and an agreement that it will not engage in a “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act with respect to the annual meeting, other than with respect to such Nominating Shareholder’s Proxy Access Nominee(s) or any nominee of the Board;
(g) an agreement that the Nominating Shareholder will not use or distribute any proxy card other than the Corporation’s proxy card in soliciting shareholders in connection with the election of a Proxy Access Nominee at the annual meeting;

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(h) a representation and warranty that the Proxy Access Nominee’s candidacy or, if elected, membership on the Board would not violate applicable state or federal law or Stock Exchange Rules;
(i) a representation and warranty that the Proxy Access Nominee: (i) qualifies as independent under the Stock Exchange Rules and any publicly disclosed standards used by the Board in determining and disclosing the independence of the directors; and (ii) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933, as amended, or Item 401(f) of Regulation S-K (or any successor rule), without reference to whether the event is material to an evaluation of the ability or integrity of the Proxy Access Nominee;
(j) a representation and warranty that the Nominating Shareholder satisfies the eligibility requirements set forth in Section 2.10(D);
(k) an agreement that the Nominating Shareholder will continue to satisfy the eligibility requirements described in Section 2.10(D) through the date of the annual meeting;
(l) the details of any position of the Proxy Access Nominee as an officer or director of any competitor (i.e., any entity that provides products or services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates) of the Corporation, within the three (3) years preceding the submission of the Nomination Notice;
(m) if desired by the Nominating Shareholder and subject to Section 2.10(G)(2), a statement for inclusion in the proxy statement in support of the Proxy Access Nominee’s election to the Board. Any such statement shall not exceed 500 words and shall fully comply with Section 14 of the Exchange Act and the rules and regulations thereunder; and
(n) in the case of a nomination by a Nominating Group, the designation by all group members of one Authorized Group Member.
(6) an executed agreement (which form of agreement shall be provided by the Secretary of the Corporation upon written request), which must be submitted within ten (10) days after the date on which the Secretary of the Corporation provides the form of agreement, pursuant to which the Nominating Shareholder (including each member of a Nominating Group) agrees:
(a) to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election;
(b) to file any written solicitation or other communication with the Corporation’s shareholders relating to one or more of the Corporation’s directors or director nominees or any Proxy Access Nominee with the SEC, regardless of whether any such filing is required under any rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation;
(c) to assume all liability stemming from any action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Shareholder or the Proxy Access Nominee nominated by such Nominating Shareholder with the Corporation, its shareholders or any other person, including the Nomination Notice;
(d) to indemnify and hold harmless (jointly with all other members of a Nominating Group, if applicable) the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys’ fees) incurred in connection with any action, suit or proceeding (whether threatened, pending or completed), whether legal, judicial, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of or relating to a failure or alleged failure of the Nominating Shareholder or Proxy Access Nominee to comply with, or any breach or alleged breach of, its, or his or her, as applicable, obligations, agreements or representations under or pursuant to this Section 2.10;
(e) to promptly (and in any event within forty-eight (48) hours of discovering such misstatement or omission) notify the Corporation if any information included in the Nomination Notice, or in any other communication by the Nominating Shareholder (including with respect to any member of a Nominating Group) with the Corporation, its shareholders or any other person in connection with the nomination or election, ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), and promptly notify the Corporation of the information that is required to correct the misstatement or omission; and

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(f) in the event that the Nominating Shareholder (including any member of a Nominating Group) has failed to continue to satisfy the eligibility requirements described in Section 2.10(D), to promptly notify the Corporation.
(7) an executed questionnaire, representation and agreement pursuant to Section 2.10(H) (which forms of questionnaire, representation and agreement shall be provided by the Secretary of the Corporation promptly upon written request), which must be submitted within ten (10) days after the date on which the Secretary of the Corporation provides the Nominating Shareholder (or the Authorized Group Member, in the case of a Nominating Group) the forms of questionnaire, representation and agreement.
The information and documents required by this Section 2.10(F) shall be provided with respect to and executed by the Nominating Shareholder (and each member of a Nominating Group), and provided with respect to the persons specified in Instructions 1 and 2 to Items 6(c) and (d) of Schedule 14N (or any successor item). The Nomination Notice shall be deemed submitted on the date on which all of the information and documents referred to in this Section 2.10(F) (other than such information and documents required to be provided after the date the Nomination Notice is first submitted) have been delivered to or, if sent by mail, received by the Secretary of the Corporation.
(G)    Exclusion or Disqualification of Proxy Access Nominees.
(1) If, after the deadline for submitting a Nomination Notice as set forth in Section 2.10(E), a Nominating Shareholder becomes ineligible or withdraws its nomination or a Proxy Access Nominee becomes ineligible or unwilling to serve on the Board, whether before or after the mailing of the Corporation’s definitive proxy statement, the Corporation shall not be required to include in its proxy statement or on any ballot or form of proxy the Proxy Access Nominee or any successor or replacement nominee proposed by the Nominating Shareholder or by any other Nominating Shareholder.
(2) Notwithstanding anything to the contrary contained in this Section 2.10, the Corporation may omit from its proxy materials any Proxy Access Nominee, and any information concerning such Proxy Access Nominee (including a Nominating Shareholder’s statement in support), and communicate to its shareholders that such Proxy Access Nominee will not be eligible for election at the annual meeting or that no vote will be held or occur as to such Proxy Access Nominee, if:
(a) the Corporation receives a notice (whether or not subsequently withdrawn) that a shareholder intends to nominate any candidate for election to the Board at the annual meeting pursuant to the advance notice requirements for shareholder nominees set forth in Section 2.9 of these Bylaws;
(b) the Nominating Shareholder has engaged in a “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act with respect to the annual meeting, other than with respect to such Nominating Shareholder’s Proxy Access Nominee(s) or any nominee of the Board;
(c) the Nominating Shareholder or the Authorized Group Member, as applicable, or any qualified representative thereof, does not appear at the annual meeting to present the nomination submitted in accordance with this Section 2.10;
(d) the Board, acting in good faith, determines that such Proxy Access Nominee’s nomination or election to the Board would result in the Corporation violating or failing to be in compliance with these Bylaws or the Certificate of Formation or any applicable law, rule or regulation to which the Corporation is subject, including the Stock Exchange Rules;
(e) the Proxy Access Nominee is not independent under the Stock Exchange Rules and any publicly disclosed standards used by the Board in determining and disclosing the independence of the directors, in each case as determined by the Board;
(f) the Proxy Access Nominee was nominated for election to the Board pursuant to this Section 2.10 at one of the Corporation’s two (2) preceding annual meetings of shareholders and either withdrew from or became ineligible or unavailable for election at such annual meeting or received a vote of less than twenty percent (20%) of the shares of common stock of the Corporation entitled to vote for such Proxy Access Nominee;
(g) the Proxy Access Nominee has been, within the past three (3) years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended; or

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(h) the Nominating Shareholder has failed to continue to satisfy the eligibility requirements described in Section 2.10(D), any of the representations and warranties made in the Nomination Notice ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statement made not misleading), the Proxy Access Nominee becomes unwilling or unable to serve on the Board or any violation or breach occurs of any of the obligations, agreements, representations or warranties of the Nominating Shareholder or the Proxy Access Nominee under or pursuant to this Section 2.10;
and in such case such nomination shall be disregarded and no vote on such Proxy Access Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation), and the Nominating Shareholder may not, after the last day on which a Nomination Notice would be timely, cure in any way any defect preventing the nomination of the Proxy Access Nominee.
(3) Notwithstanding anything to the contrary contained in this Section 2.10, the Corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Proxy Access Nominee included in the Nomination Notice, if:
(a) such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading;
(b) such information directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any individual, corporation, partnership, association or other entity, organization or governmental authority; or
(c) the inclusion of such information in the proxy statement would otherwise violate the SEC proxy rules or any other applicable law, rule or regulation.
(4) The Corporation may solicit against the nomination of the Proxy Access Nominee, and include in the proxy statement its own statement in opposition to the nomination of the Proxy Access Nominee and any other statement or information that the Corporation or the Board determines in its discretion to include in the proxy statement relating to the Proxy Access Nominee.
(H) Submission of Questionnaire, Representation and Agreement.    To be eligible to be a nominee for election as a director of the Corporation, the person proposed to be nominated must deliver or mail (in accordance with the time periods prescribed for delivery of notice under this Section 2.10) to the Secretary:
(1) an executed questionnaire (in the form available from the Secretary) with respect to the background and qualification of such person to serve as a director of the Corporation and the background of any other person or entity on whose behalf the nomination is being made and an executed representation and agreement (in the form available from the Secretary) that such person:
(a) is not and will not become a party to (A) any Voting Commitment that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law;
(b) is not and will not become a party to any Compensation Arrangement that has not been disclosed to the Corporation;
(c) if elected as a director of the Corporation, will comply with all informational and similar requirements of applicable insurance policies and laws and regulations in connection with service or action as a director of the Corporation;
(d) if elected as a director of the Corporation, will comply with all publicly disclosed stock ownership requirements and corporate governance, conflict of interest, confidentiality and trading policies and guidelines of the Corporation;
(e) if elected as a director of the Corporation, will act in the best interests of the Corporation and its shareholders and not in the interests of individual constituencies; and
(f) will promptly provide to the Corporation such other information as it may reasonably request.
SECTION 2.11    Conduct of Business.    The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chair of the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it shall deem

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appropriate in its sole discretion. The Chair of the Board (as defined below) shall act as chair of meetings of shareholders of the Corporation unless the Board designates any other director or officer of the Corporation to act as chair of any meeting. Only the Board may determine who shall act as chair of any meeting of shareholders. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chair of the meeting shall have the right and authority to convene and for any reason to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the chair of the meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chair of the meeting, may include, without limitation, the following: (A) the establishment of an agenda or order of business for the meeting; (B) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (C) rules and procedures for maintaining order at the meeting and the safety of those present; (D) limitations on attendance at or participation in the meeting to shareholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (E) restrictions on entry to the meeting after the time fixed for the commencement thereof; (F) limitations on the time allotted to questions or comments by participants; (G) removal of any shareholder or any other individual who refuses to comply with meeting rules, regulations or procedures; (H) the conclusion, rescheduling, recess or adjournment of the meeting, regardless of whether a quorum is present, to a later date and time and at a place, if any, announced at the meeting; (I) restrictions on the use of audio and video recording devices, cell phones and other electronic devices; (J) rules, regulations or procedures for compliance with any state or local laws or regulations including those concerning safety, health and security; (K) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting; and (L) any rules, regulations or procedures as the chairperson may deem appropriate regarding the participation by means of remote communication of shareholders and proxyholders not physically present at a meeting, whether such meeting is to be held at a designated place or solely by means of remote communication. The chair of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting, and, if such chair of the meeting (or the Board in advance of any meeting) should so determine, such chair of the meeting (or the Board) shall so declare to the meeting, and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the chair of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.
SECTION 2.12    Required Vote.
(A) Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, at any meeting at which directors are to be elected, each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if, as of a date that is fourteen (14) days in advance of the date the Corporation files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the SEC, the number of nominees (including those proposed nominees identified in any notices delivered pursuant to Section 2.9 or Section 2.10 and not withdrawn by such date, determined ineligible or determined by the Board (or a committee thereof) to not create a bona fide election contest) exceeds the number of directors to be elected at such meeting (a “Contested Election”), the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee for director in an election that is not a Contested Election fails to receive a majority of the votes cast and such nominee is an incumbent director, that director shall promptly tender his or her resignation to the Board, subject to acceptance by the Board. The Nominating and Corporate Governance Committee of the Board (or such other duly constituted committee of the Board authorized to make a recommendation) shall make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board shall act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation within ninety (90) days from the date of the certification of the election results. The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board with respect to his or her resignation.
(B) Except as otherwise provided by applicable law, the Certificate of Formation, these Bylaws, or the rules and regulations applicable to the Corporation or its securities, all matters other than the election of directors, shall be determined by the affirmative vote of the holders of a majority of the voting power of the Corporation’s capital stock present in person, present by means of remote communication, if any, or represented by proxy at the meeting and entitled to vote on such matter, voting as a single class.
SECTION 2.13    Treasury Shares.    The Corporation shall not vote, directly or indirectly, shares of its own stock (whether or not designated as treasury shares) belonging to it or any other corporation, if a majority of shares entitled to vote in the

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election of directors of such corporation is held, directly or indirectly, by the Corporation, and such shares will not be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or such other corporation to vote stock of the Corporation held in a fiduciary capacity.
SECTION 2.14    Inspectors of Elections; Opening and Closing the Polls.    The Corporation may, and, when required by applicable law, shall, in advance of any meeting of shareholders, appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meeting of shareholders or any adjournment thereof and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of shareholders and the appointment of an inspector is required by applicable law, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors shall have the duties prescribed by applicable law.
ARTICLE III
BOARD OF DIRECTORS
SECTION 3.1    Number; Eligibility.    Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors which shall constitute the Board shall be not less than seven (7) nor more than eleven (11), and the exact number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the Whole Board. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships. Any proposed nominee shall not be eligible for election as a director unless such person has, within ten (10) days following any reasonable request therefor from the Board or the Nominating and Corporate Governance Committee, (A) made himself or herself available for interviews by directors of the Corporation and/or other persons designated by the Board or the Nominating and Corporate Governance Committee and provided answers during such interviews that were accurate and reasonably complete in all material respects with respect to, among other things, the information about such person included in the notice from the shareholder described in Sections 2.2, 2.9 or 2.10, such person’s qualifications to serve as a director and other matters relating to such person’s candidacy or service as a director of the Corporation, and (B) provided the Secretary of the Corporation with a written representation and agreement (in the form provided by the Secretary of the Corporation) that such person will tender his or her resignation as a director of the Corporation if the Board determines that such proposed nominee failed to comply with (1) all applicable rules of any securities exchanges upon which the Corporation’s securities are listed, (2) the Certificate of Formation, (3) these Bylaws, (4) corporate governance, ethics, conflict of interest, confidentiality, stock ownership and trading policies and all other guidelines and policies of the Corporation generally applicable to directors, and (5) all applicable fiduciary duties under state law in any material respect.
SECTION 3.2    Powers.    Subject to any limitations set forth in the Certificate of Formation and to any provision of the TBOC relating to powers or rights conferred upon or reserved to the shareholders or the holders of any class or series of the Corporation’s issued and outstanding stock, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board.
SECTION 3.3    Annual Meetings. The Board shall meet each year, at such place as shall be fixed by the Board, for the purpose of election of officers and consideration of such other business as the Board considers relevant to the management of the Corporation.
SECTION 3.4    Regular Meetings.    Regular meetings of the Board shall be held on such dates, and at such times and places, within or without the State of Texas, as are determined from time to time by resolution of the Board, such determination to constitute the only notice of such regular meetings to which any director shall be entitled. In the absence of any such determination, such meetings shall be held upon notice to each director in accordance with Section 3.6.
SECTION 3.5    Special Meetings.    Special meetings of the Board may be called by the Chair of the Board, by the Chief Executive Officer or, upon the written request of at least a majority of the directors then in office, by the Secretary of the Corporation. The person or persons authorized to call special meetings of the Board may fix the place, if any, date and time of the meetings.
SECTION 3.6    Notice.    Notice of any regular (if required) or special meeting of directors shall be given to each director at his or her business or residence in writing by hand delivery, first-class or overnight mail, courier service or facsimile or orally by telephone or, if the director has consented, by electronic transmission. If mailed by first-class mail, such notice shall be deemed adequately delivered if deposited in the United States mails so addressed, with postage thereon

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prepaid, at least five (5) days before such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered if the notice is delivered to the overnight mail or courier service company at least twenty-four (24) hours before such meeting. If by facsimile or electronic transmission, such notice shall be deemed adequately delivered if the notice is transmitted at least twenty-four (24) hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least twenty-four (24) hours prior to the time set for the meeting and shall be confirmed by facsimile or electronic transmission that is sent promptly thereafter. In the case of a special meeting called by the Chair of the Board or, upon the written request of at least a majority of the directors then in office, by the Secretary of the Corporation, where deemed necessary or appropriate by the person(s) calling such meeting, notice of such meeting may be given by any of the means described above less than twenty-four (24) hours before such meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Section 8.1. A meeting may be held at any time without notice if all of the directors are present or if those not present waive notice of the meeting in accordance with Section 7.5.
SECTION 3.7    Action by Consent of Board.    Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or any committee, as the case may be, consent thereto in writing, including by electronic transmission. After the action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or any committee thereof, in the same paper or electronic form as the minutes are maintained. Such consent or consents shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of the State of Texas.
SECTION 3.8    Conference Telephone Meetings.    Members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.
SECTION 3.9    Quorum.    Except as otherwise required or permitted by these Bylaws, the Certificate of Formation or applicable law, a whole number of directors equal to at least a majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may, to the fullest extent permitted by law, adjourn the meeting from time to time without further notice unless (A) the date, time and place, if any, of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 3.6 of these Bylaws shall be given to each director, or (B) the meeting is adjourned for more than twenty-four (24) hours, in which case the notice referred to in clause (A) shall be given to those directors not present at the announcement of the date, time and place of the adjourned meeting. Except as otherwise expressly required by law, the Certificate of Formation or these Bylaws, all matters shall be determined by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present. To the fullest extent permitted by law, the directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.
SECTION 3.10    Records.    The Board shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the shareholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.
SECTION 3.11    Compensation.    Unless otherwise restricted by the Certificate of Formation or these Bylaws, the Board shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.
SECTION 3.12    Regulations.    To the extent consistent with applicable law, the Certificate of Formation and these Bylaws, the Board may adopt such rules and regulations for the conduct of meetings of the Board and for the management of the affairs and business of the Corporation as the Board may deem appropriate.
SECTION 3.13    Vacancies.    Any vacancy occurring in the Board may be filled by election at an annual or special meeting of shareholders called for that purpose, or may be filled by the affirmative vote of a majority of the remaining directors, even if the remaining directors constitute less than a quorum of the Board. A director elected to fill a vacancy shall be elected for the unexpired term of such director’s predecessor in office. A directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose, or may be filled by the Board for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board may not fill more than two (2) vacancies created by an increase in the number of directors during the period between any two (2) successive annual meetings of shareholders.
SECTION 3.14    Chair of the Board.    Unless otherwise determined by the Board, the Chair of the Board of Directors of the Corporation (the “Chair of the Board”) shall preside at all meetings of the Board. The Chair of the Board shall perform

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all duties incidental to his or her office that may be required by law and all such other duties as are properly required of him or her by the Board. He or she shall make reports to the Board and shall see that all orders and resolutions of the Board or any committee thereof are carried into effect. The Chair of the Board may also serve as Chief Executive Officer, if so elected by the Board. The Chair of the Board may also have the title of Executive Chair if the Chair of the Board is also an officer of the Corporation. The Board may appoint two (2) persons to serve as co-chairs of the Board (each, a “Co-Chair”). Any reference to the Chair of the Board in these Bylaws shall be deemed to mean, if there are Co-Chairs, either Co-Chair, each of whom may exercise the full powers and authorities of the office.
ARTICLE IV
COMMITTEES
SECTION 4.1    Designation; Powers.    The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Except as may be provided in any resolutions establishing or designating a committee of the Board, the Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any committee of, the Board.
SECTION 4.2    Procedure; Meetings; Quorum.    Any committee designated pursuant to Section 4.1 shall choose its own chair, in the event the chair has not been selected by the Board, by a majority vote of the members then in attendance at a meeting of the committee so long as a quorum is present, shall keep regular minutes of its proceedings, and shall meet at such times and at such place or places as may be provided by the charter of such committee or by resolution of such committee or resolution of the Board. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum, and the affirmative vote of a majority of the members present at a meeting where a quorum is present shall be necessary for the adoption by it of any resolution. The Board shall adopt a charter for each committee for which a charter is required by applicable laws, regulations or stock exchange rules; may adopt a charter for any other committee; and may adopt other rules and regulations for the governance of any committee not inconsistent with the provisions of these Bylaws or any such charter. Each committee may also adopt its own rules and regulations of governance, to the extent not inconsistent with these Bylaws or any charter or other rules and regulations adopted by the Board.
SECTION 4.3    Substitution of Members.    The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence of or upon disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of the absent or disqualified member.
ARTICLE V
OFFICERS
SECTION 5.1    Officers.    The Board shall appoint the officers of the Corporation, which shall include a Chief Executive Officer, a President, a Chief Financial Officer and a Secretary and such other officers as the Board from time to time may deem proper. All officers appointed by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article V. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Board may delegate authority to the Chief Executive Officer to appoint such other officers as may be necessary or desirable for the conduct of the business of the Corporation. Any number of offices may be held by the same person but no officer may act in more than one capacity where action of two or more officers is required.
SECTION 5.2    Appointment and Term of Office.    Each officer shall hold office until his or her successor shall have been duly appointed and shall have qualified or until his or her earlier death or resignation, but any officer may be removed from office at any time by the affirmative vote of a majority of the Board. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed. No appointed officer shall have any contractual rights against the Corporation for compensation by virtue of such appointment beyond the date of the appointment of his or her successor, his or her death, his or her resignation or his or her removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee compensation plan.
SECTION 5.3    Chief Executive Officer.    The Chief Executive Officer shall be responsible for the general management of the affairs of the Corporation and shall act in a general executive capacity subject to the oversight of the Board in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The Chief

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Executive Officer shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and all other documents and instruments in connection with the business of the Corporation.
SECTION 5.4    President.    The President shall act in a general executive capacity and shall assist the Chief Executive Officer in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The President shall, in the absence of or because of the inability to act of the Chief Executive Officer, perform all duties of the Chief Executive Officer. The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these Bylaws, the Board or the Chief Executive Officer.
SECTION 5.5    Chief Financial Officer.    The Chief Financial Officer shall be the principal financial officer of the Corporation. The Chief Financial Officer shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these Bylaws, the Board or the Chief Executive Officer.
SECTION 5.6    Secretary.   The Secretary shall keep or cause to be kept, in one or more books provided for that purpose, the minutes of all meetings of the Board, the committees of the Board and the shareholders; he or she shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by applicable law; he or she shall be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; he or she shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and, in general, he or she shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned by the Board.
SECTION 5.7    Treasurer.    The Treasurer, if any, shall exercise general supervision over the receipt, custody and disbursement of corporate funds. He or she shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him or her from time to time by the Board.
SECTION 5.8    Other Officers.    Such other officers as the Board may appoint shall perform such duties and have such powers as from time to time may be assigned to them by the Board. The Board may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.
SECTION 5.9    Vacancies.    A newly created appointed office and a vacancy in any appointed office because of death, resignation or removal may be filled by the Board for the unexpired portion of the term at any meeting of the Board.
SECTION 5.10    Action with Respect to Securities of Other Corporations.    Unless otherwise directed by the Board, the Chief Executive Officer, or any officer authorized by the Chair of the Board or the Chief Executive Officer, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation or entity in which the Corporation may hold securities and otherwise to exercise any and all rights and powers that the Corporation may possess by reason of its ownership of securities in such other corporation.
SECTION 5.11    Delegation.    The Board may from time to time delegate the powers and duties of any officer to any other officer or agent, notwithstanding any provision hereof.
ARTICLE VI
STOCK CERTIFICATES AND TRANSFERS
SECTION 6.1    Stock Certificates and Transfers.    The interest of each shareholder of the Corporation evidenced by certificates for shares of stock shall be in such form as the appropriate officers of the Corporation may from time to time prescribe, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be uncertificated shares. The shares of the stock of the Corporation shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and number of shares. Subject to the provisions of the Certificate of Formation, the shares of the stock of the Corporation shall be transferred on the books of the Corporation, which may be maintained by a third-party registrar or transfer agent, by the holder thereof in person or by his or her attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require or upon receipt of proper transfer instructions from the registered holder of uncertificated shares and upon compliance with appropriate procedures for transferring shares in uncertificated form, at which time the Corporation shall issue a new certificate to the person entitled thereto (if the stock is then represented by certificates), cancel the old certificate and record the transaction upon its books.
Each certificated share of stock shall be signed, countersigned and registered in the manner required by law. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has

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ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
SECTION 6.2    Lost, Stolen or Destroyed Certificates.    No replacement certificate for shares or uncertificated shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board or any financial officer may in its or his or her discretion require.
SECTION 6.3    Ownership of Shares.    The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of the State of Texas.
SECTION 6.4    Regulations Regarding Certificates.    The Board shall have the power and authority to make all such rules and regulations concerning the issue, transfer and registration or the replacement of certificates for shares of stock of the Corporation. The Corporation may enter into additional agreements with shareholders to restrict the transfer of stock of the Corporation in any manner not prohibited by the TBOC. The Board may appoint and remove transfer agents and registrars of transfers, and may require all stock certificates to bear the signature of any such transfer agent and/or any such registrar of transfers.
ARTICLE VII
MISCELLANEOUS PROVISIONS
SECTION 7.1    Execution of Corporate Contracts and Instruments.    Except as otherwise provided by law, the Certificate of Formation or these Bylaws, the Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
SECTION 7.2    Fiscal Year.    The fiscal year of the Corporation shall be fixed by a resolution of the Board.
SECTION 7.3    Dividends.    Except as otherwise provided by law or the Certificate of Formation, the Board may from time to time declare, and the Corporation may pay, dividends on its outstanding shares of stock, which dividends may be paid in either cash, property or shares of stock of the Corporation. A member of the Board, or a member of any committee designated by the Board, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.
SECTION 7.4    Seal.    If the Board determines that the Corporation shall have a corporate seal, the corporate seal shall have such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
SECTION 7.5    Waiver of Notice.    Whenever any notice is required to be given to any shareholder or director of the Corporation under the provisions of the TBOC, the Certificate of Formation or these Bylaws, a waiver thereof in writing, including by electronic transmission, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the shareholders or the Board or any committee thereof need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
SECTION 7.6    Facsimile and Electronic Signatures.    In addition to the provisions for use of facsimile or electronic signatures elsewhere specifically authorized in these Bylaws, facsimile or electronic signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board or any committee thereof, the Chair of the Board or the Chief Executive Officer.

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SECTION 7.7    Time Periods.    In applying any provision of these Bylaws that requires that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
SECTION 7.8    Reliance upon Books, Reports and Records.    Each director, each member of any committee designated by the Board and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees designated by the Board, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
SECTION 7.9    Resignations.    Any director, committee member or officer, whether elected or appointed, may resign at any time by giving written notice, including by electronic transmission, of such resignation to the Chair of the Board, the Chief Executive Officer or the Secretary, and such resignation shall be deemed to be effective as of the Close of Business on the date said notice is received by the Chair of the Board, the Chief Executive Officer or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board or the shareholders to make any such resignation effective.
SECTION 7.10    Indemnification and Advancement of Expenses.
(A) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made a party or is threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that such person, or a person for whom such person is the representative (as defined in the TBOC), is or was a director, trustee or officer of the Corporation or any predecessor in interest to the assets of the Corporation immediately prior to the adoption of these Bylaws (a “predecessor”) or, while a director, trustee or officer of the Corporation or any predecessor, is or was serving at the request of the Corporation or any predecessor as a director, trustee, officer, employee or agent of another corporation or of a trust, partnership, joint venture, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, trustee, officer, employee or agent, or in any other capacity while serving as a director, trustee, officer, employee or agent, against all expenses (including attorneys’ fees), judgments, fines (including, without limitation, ERISA excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such Covered Person in connection with such proceeding if he or she acted in good faith and in a manner he or she reasonably believed, in the case of conduct in such Covered Person’s official capacity, to be in the Corporation’s best interests and, in any other case, to be not opposed to the Corporation’s best interests and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.
(B) The Corporation shall, to the fullest extent not prohibited by applicable law as it presently exists or may hereafter be amended, pay the reasonable expenses (including, without limitation, attorneys’ fees) incurred by a Covered Person in defending or otherwise participating in or appearing at any proceeding in advance of its final disposition (including in connection with a proceeding brought to establish or enforce a right to indemnification under this Section 7.10); provided, however, that, to the extent required by the TBOC, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon delivery to the Corporation of (1) a written affirmation by the Covered Person of the Covered Person’s good faith belief that the Covered Person has met the standard of conduct necessary for indemnification under the TBOC and (2) a written undertaking, by or on behalf of such Covered Person, to repay all amounts so advanced if it shall ultimately be determined by final judicial determination from which there is no further right to appeal (hereinafter, a “final adjudication”) or otherwise in accordance with the TBOC that such Covered Person has not met the standard necessary for indemnification under the TBOC or that indemnification is prohibited by the TBOC.
(C) To the extent that a current or former director, trustee or officer of the Corporation or any predecessor has been successful on the merits or otherwise in defense of any threatened, pending or completed proceeding, or in defense of any claim, issue or matter thereof, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith, as required by Section 8.051 of the TBOC.
(D) The termination of any proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner he or she reasonably believed, in the case of conduct in such Covered Person’s

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official capacity, to be in the Corporation’s best interests and, in any other case, not opposed to the Corporation’s best interests, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
(E) The right to indemnification and advancement of expenses conferred upon any current or former director, trustee or officer of the Corporation or any predecessor under this Section 7.10 (whether by reason of the fact that such person is or was a director, trustee or officer of the Corporation or a predecessor, or, while serving as a director, trustee or officer of the Corporation or a predecessor, is or was serving at the request of the Corporation or a predecessor as a director, trustee, officer, employee or agent of another corporation or of a trust, partnership, joint venture, other enterprise or nonprofit entity, including service with respect to an employee benefit plan) shall be a contract right, which shall vest when such person becomes a director, trustee or officer of the Corporation and such rights shall continue as to a Covered Person who has ceased to be a director, trustee, officer, employee or agent, and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 7.10, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.
(F) If a claim for indemnification under this Section 7.10 (following the final adjudication of such proceeding) is not paid in full by the Corporation within sixty (60) days after the Corporation has received a written claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Section 7.10 is not paid in full by the Corporation within thirty (30) days after the Corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim, or a claim brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, to the fullest extent permitted by applicable law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law. In any suit brought by a Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses), it shall be a defense that, and the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the TBOC. With respect to any suit brought by a Covered Person seeking to enforce a right to indemnification or right to advancement of expenses hereunder or any suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the TBOC, nor (ii) an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its shareholders) that the Covered Person has not met such applicable standard of conduct set forth in the TBOC, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, shall be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Section 7.10 or otherwise shall be on the Corporation.
(G) The rights conferred on any Covered Person by this Section 7.10 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under applicable law, the Certificate of Formation, these Bylaws, an agreement or vote of shareholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be such director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.
(H) This Section 7.10 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any current or former employee or agent of the Corporation, to the fullest extent of the provisions of this Section 7.10 with respect to the indemnification and advancement of expenses of Covered Persons under this Section 7.10.
(I) The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, trustee, officer, employee or agent of the Corporation or any predecessor or is or was

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serving at the request of the Corporation or any predecessor as a director, trustee, officer, employee or agent of another corporation, trust, partnership, joint venture or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC, these Bylaws or otherwise.
(J) Any repeal, modification or amendment of this Section 7.10 by the Board or the shareholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Section 7.10, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Covered Persons on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision. Any amendment, repeal, modification or adoption that would adversely affect such person’s rights to indemnification or advancement of expenses hereunder shall be ineffective as to such Covered Person, except with respect to any threatened, pending or completed proceeding that relates to or arises from (and only to the extent such proceeding relates to or arises from) any act or omission of such Covered Person occurring after the effective time of such amendment, repeal, modification or adoption.
(K) If any provision or provisions of this Section 7.10 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, (a) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Section 7.10 (including, without limitation, all portions of any paragraph of this Section 7.10 containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Section 7.10 (including, without limitation, all portions of any paragraph of this Section 7.10 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Corporation provide protection to the indemnitee to the fullest extent set forth in this Section 7.10.
SECTION 7.11    Emergency Bylaws.
(A) Notwithstanding anything to the contrary in the Certificate of Formation or these Bylaws, this Section 7.11 (the “Emergency Bylaws”) shall be operative in the event of any emergency as defined in Section 3.251(1) of the TBOC, which, in any such case, renders a significant number of the members of the Board who were serving on the Board pursuant to these Bylaws (excluding pursuant to this Section 7.11) immediately prior to the Emergency (the “Regular Directors”) incapacitated or inaccessible for an extended period of time and as a result of which a quorum of the Board or a standing committee thereof cannot be convened for action or otherwise constitutes an emergency period as defined in Section 3.251(3) of the TBOC (an “Emergency”). To the extent not inconsistent with these Emergency Bylaws, the regular bylaws of the Corporation (i.e., these Bylaws) and the Certificate of Formation shall remain in effect during an Emergency, and these Emergency Bylaws shall not be operative after the Emergency ends.
(B) During any Emergency, any director or officer of the Corporation may call a meeting of the Board or any standing committee thereof and notice of the place and time of such meeting of the Board or any standing committee thereof may be given only to such directors as may be feasible to reach at the time and by such means as may be feasible at the time. Such notice shall be given at least twenty-four (24) hours before such meeting, if feasible, and otherwise on any shorter time as the person giving notice may deem necessary. Such notice shall be similarly given, to the extent feasible, to the Designated Officers serving as directors pursuant to this Section 7.11. Neither the business to be transacted nor the purpose of any such meeting need be specified in the notice thereof. “Designated Officers” means officers of the Corporation who may become directors of the Corporation during an Emergency, which list has been approved by the Whole Board prior to the Emergency. If the Whole Board has not approved a list of Designated Officers prior to the Emergency, then the officers of the Corporation in attendance shall serve as directors for the meeting, without any additional quorum requirement, and will have full powers to act as directors of the Corporation for such meeting.
(C) At any meeting of the Board, or any standing committee thereof, called in accordance with this Section 7.11, the presence of three (3) directors shall constitute a quorum for the transaction of business of the Board, and the presence of two (2) standing committee members shall constitute a quorum for the transaction of business of any standing committee. In the event that less than three (3) Regular Directors are able to attend such meeting of the Board, then the Regular Directors (or the single Regular Director) in attendance shall select additional directors to serve on the Board, in such number as is necessary to have three (3) directors at the meeting, from among the Designated Officers. In the event that no Regular Directors are able to attend such meeting of the Board, then no

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more than three (3) Designated Officers in attendance shall serve as directors for such meeting and with full powers to act as directors of the Corporation. During the duration of the Emergency, (1) vacancies on the Board or any committee thereof may be filled by a majority vote of the directors in attendance at such meeting, and (2) the Board may appoint any individual as a director to replace a director who is incapacitated and to serve until the latter ceases to be incapacitated. Directors appointed to the Board pursuant to this Section 7.11(C) shall serve on the Board until the Emergency has ended. Directors taking any action at any such meeting shall have an obligation to inform, if feasible, all Regular Directors and Designated Officers who were not in attendance at such meeting of all actions so taken.
(D) No director, officer or employee acting in accordance with this Section 7.11 or otherwise pursuant to Section 3.2535 of the TBOC (or any successor section) shall be liable for any such actions if taken in good faith and based on the reasonable belief that the emergency action was in the Corporation’s best interest.
(E) The Board, either before or during any Emergency, may, effective in the Emergency, change the head office or designate several alternative head offices or regional offices, or authorize the officers so to do. Without limiting any powers or emergency actions that the Board may take during an Emergency, during an Emergency the Board may take any action that it determines to be practical and necessary to address the circumstances of the Emergency.
(F) The provisions of this Section 7.11 shall be subject to repeal or change by further action of the Board or by action of the shareholders, but no such repeal or change shall modify the provisions of Section 7.11(C) hereof with regard to action taken prior to the time of such repeal or change.
(G) Nothing contained in this Section 7.11 shall be deemed exclusive of any other provisions for emergency powers consistent with other sections of the TBOC that have been or may be adopted by corporations created under the TBOC.
SECTION 7.12    Severability.    To the extent any provision of these Bylaws would be, in the absence of this Section 7.12, invalid, illegal or unenforceable for any reason whatsoever, such provision shall be severable from the other provisions of these Bylaws, and all provisions of these Bylaws shall be construed so as to give effect to the intent manifested by these Bylaws, including, to the maximum extent possible, the provision that would be otherwise invalid, illegal or unenforceable.
ARTICLE VIII
AMENDMENTS
SECTION 8.1    Amendments.    In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Texas, the Board is expressly authorized to adopt, amend or repeal these Bylaws. Any adoption, amendment or repeal of these Bylaws by the Board shall require the approval of a majority of the Board. Shareholders shall also have the power to adopt, amend or repeal these Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law, the Certificate of Formation or these Bylaws, these Bylaws may be adopted, altered, amended or repealed by the shareholders of the Corporation only by the affirmative vote of holders of not less than a majority of the voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No Bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.

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PRELIMINARY COPY — SUBJECT TO COMPLETION
2699 HOWELL STREET SUITE 800DALLAS, TX 75204 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of proxy materials. Vote by 10:59 p.m. Central Time on November 4, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 10:59 p.m. Central Time on November 4, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:T03818-P57184KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYTEXAS PACIFIC LAND CORPORATION The Board of Directors recommends you vote "FOR" each of the following director nominees:1.Election of nine (9) members of the Board to serve until the 2027 annual meeting of stockholders. Nominees: 1a. Rhys J. Best 1b. Donald G. Cook 1c. Peter Doyle 1d. Barbara J. Duganier 1e. Donna E. Epps 1f. Tyler Glover 1g. Karl F. Kurz 1h. Robert Roosa 1i. Marguerite Woung-Chapman For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! ! The Board of Directors recommends you vote "FOR" Proposals 2, 3 and 4:2.To approve, by non-binding advisory vote, the executive compensation paid to the Company's named executive officers. 3.To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. 4.To approve the redomestication of the Company from Delaware to Texas by conversion. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.Please indicate if you plan to attend the Annual Meeting. For Against Abstain! ! !! ! !! ! !YesNo! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

2699 HOWELL STREET SUITE 800DALLAS, TX 75204Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.T03819-P57184TEXAS PACIFIC LAND CORPORATIONAnnual Meeting of StockholdersNovember 5, 2026 11:00 AM CTThis proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) hereby appoint(s) Tyler Glover and Micheal Dobbs, and each of them, as proxies, with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of TEXAS PACIFIC LAND CORPORATION (the "Company") that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Marriott Dallas Uptown, 3033 Fairmount Street, Dallas, TX 75201 at 11:00 AM, Central time on November 5, 2026, and any adjournment, postponement or continuation thereof. All other proxies heretofore given by the undersigned to vote shares of the Company's common stock are expressly revoked hereby.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations indicated on the proxy card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment, postponement or continuation thereof. Continued and to be signed on reverse side